UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 7 of its series:

Wells Fargo Asia Pacific Fund, Wells Fargo Diversified International Fund, Wells Fargo Emerging Markets Equity Fund, Wells Fargo Emerging Markets Equity Income Fund, Wells Fargo Global Small Cap Fund, Wells Fargo International Equity Fund, and Wells Fargo Intrinsic World Equity Fund.

Date of reporting period: October 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2018

Wells Fargo Asia Pacific Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asia Pacific Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Asia Pacific Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative from the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Alison Shimada

Elaine Tse‡

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	(17.77)	2.48	8.45	(12.74)	3.71	9.09	1.66	1.60
Class C (WFCAX)	7-31-2007	(14.41)	2.92	8.27	(13.41)	2.92	8.27	2.41	2.35
Administrator Class (WFADX)	7-30-2010	–	–	–	(12.60)	3.84	9.23	1.58	1.50
Institutional Class (WFPIX)	7-30-2010	–	–	–	(12.43)	4.06	9.40	1.33	1.25
MSCI AC Asia Pacific Index (Net)[4]	–	–	–	–	(8.88)	3.44	8.31	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

‡	Ms. Tse became a portfolio manager of the Fund on April 13, 2018.

[1]

Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator and Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The MSCI AC Asia Pacific Index (Net) consists of the following 13 developed and emerging markets countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI AC Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The China Securities Index (CSI) 300 Index is a capitalization-weighted stock market index designed to replicate the performance of the top 300 stocks traded in the Shanghai and Shenzhen stock exchanges. You cannot invest directly in an index.

[9]	The MSCI China Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance in China. You cannot invest directly in an index.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI AC Asia Pacific Index (Net), for the 12-month period that ended October 31, 2018.

∎

Negative security selection in Japan and Taiwan restrained performance, offsetting the positive effects of country allocation, which contributed to relative returns for the period, led by overweights to Singapore and Vietnam and an underweight to Korea.

∎

Allocation at the sector level was also positive, including an underweight to communication services and an overweight to energy, but was offset by negative stock selection in the health care and utilities sectors.

Ten largest holdings (%) as of October 31, 2018[6]
Mitsubishi UFJ Financial Group Incorporated	2.34
Tencent Holdings Limited	2.02
Taiwan Semiconductor Manufacturing Company Limited	1.98
Samsung Electronics Company Limited	1.78
BHP Billiton Limited	1.68
Toyota Motor Corporation	1.63
Sony Corporation	1.51
Hitachi Limited	1.50
Alibaba Group Holding Limited ADR	1.47
SoftBank Group Corporation	1.44

Sector distribution as of October 31, 2018[7]

The Fund underperformed its benchmark during a volatile market.

During the period, returns in the Asia Pacific region declined, reversing course from the previous year as volatility increased due to the uncertainty of a trade war between the U.S. and China, a strong dollar, and election cycles. Eight out of eleven sectors posted negative returns during the period, including information technology, communication services, and consumer discretionary, whereas energy, health care, and consumer staples stocks advanced. The majority of countries represented in the index also declined during the period, including Pakistan, Korea, and the Philippines, while Thailand, New Zealand, and Malaysia advanced.

Against this backdrop, the portfolio underperformed the index due to negative stock selection, particularly in Japan and Taiwan. Within Japan, the communication services sector was the leading detractor from relative returns given holdings in Macromill, Incorporated; Nintendo Company, Limited; and Nippon Telegraph and Telephone Corporation. Taiwan Paiho Limited*, a manufacturer and distributor of textile tapes and related products for the production of shoe, garment, and medical materials in the consumer discretionary sector, was the leading relative detractor in Taiwan.

Negative relative returns were partially offset by positive stock selection in Korea, where Samsung SDI Company, Limited, reported strong growth in energy storage system revenue and is expected to benefit from the Korean government’s announcement of the Renewable Portfolio Standard and Renewable Energy Credit plan, which is supportive of ESS (energy storage system) battery growth.

Stock selection in China/Hong Kong also contributed to relative returns, particularly in the materials space where China Resources Cement Holdings Limited* saw an increase in its average sales price due to increased demand from infrastructure projects in the Guangdong/Guangxi region as well as continued supply-side discipline.

The team increased exposure to Australia, Singapore, and Malaysia, particularly within the financials sector given the prospect for rising rates, expansion of net interest margins, and higher investment portfolio returns in the case of insurance companies. On the other hand, we reduced exposure to China/Hong Kong, India, and Taiwan and the consumer discretionary sector, in particular, for stock-specific reasons as well as a downdraft in consumption illustrated by a decline in Chinese retail year-over-year sales growth from 10.1% in March to below 9.0% from May through August.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	9

Country allocation as of October 31, 2018[7]

Our investment outlook on the Asia Pacific region remains constructive, but volatility is expected to persist.

China’s real gross domestic product (GDP) growth could slow down to approximately 6.5% in 2018 from 6.9% in 2017 and further decelerate to about 6.0% in 2019. The deceleration is due to deleveraging and, more recently, the escalating U.S./China trade war. Monetary policy has turned accommodative, with policy interest rate changes on hold and more required reserve rate cuts to come. Supportive fiscal measures such as tax cuts for corporations and individuals and accelerating infrastructure spending will play a more important role for the remainder of 2018 and 2019. Industry-specific policies could be announced to promote consumption, which has been the main GDP growth contributor year to date. Reforms will move forward to ensure sustainable economic development. In the short term, market volatility could continue. From a long-term perspective, the equity valuation is reasonable with the CSI 300 Index8 and the MSCI China Index9 trading at about 11x and 12x forward price/earnings, respectively. The renminbi could face further depreciation pressure but a large downward adjustment is unlikely, in our view.

In Taiwan, our view of the overall semiconductor sector has turned more cautious given elevating semiconductor inventory and maturing of the semiconductor cycle. However, we continue to believe that, in the long run, companies will benefit from semiconductor-content growth in the fields of artificial intelligence, autonomous driving, and the internet of things. We also retain a cautious bias toward the Apple Incorporated smartphone supply chain given uncertainties about reception for the new iPhone, the effects of potential tariffs on smartphones, and the possibility of Apple shifting production back to the U.S. On the other hand, we expect the financials sector to benefit from rising interest rates and the petrochemical sector to perform on supply-side reform coupled with higher oil prices. Korean earnings forecasts have been revised down by over 5% since the beginning of the year but still are expected to grow at least in the mid-single digits. The market should grow with earnings, and there is potential for an upside surprise from companies increasing dividends and improving shareholder returns. Valuations are not demanding, at discounts of approximately 20% to 30% to the region, and concerns over South Korean President Moon Jae-in’s populist policies are well known with manageable impact on corporate profitability.

Notwithstanding our long-term structural bullish view on India, the market is facing multiple headwinds in the near term: higher oil prices and a worsening current account deficit, weakening political rhetoric with the Bharatiya Janata Party’s recent surprise loss in the state of Uttar Pradesh, and state-owned-enterprise (SOE) banking woes and tighter liquidity for the nonbanking financial companies. The market’s leadership has been narrow year to date, with large caps outperforming the small- to mid-cap space. While there are challenges, we find opportunities amidst them. First, we are overweight private banks, whose market share gains should accelerate amidst the SOE banking woes. Second, we are well positioned on rural plays, as there is pressing need for the central government to step up on rural spending ahead of the 2019 elections.

In Japan, policies are in motion to address labor shortages, competitiveness, financial market participation, boosting regional economies, and consumption overall. We maintain a combination of domestic and export investments in value-added industries. We are focusing on domestic demand over exporters, as the domestic economy may continue to recover for the next couple of years with improved wage growth and support from foreign visitors. We like restructuring stories and increasing capital efficiency as well as strong brand stories with international expansion potential. We hope to leverage ideas that are based upon differentiated innovation, particularly in the areas of energy-saving systems, manufacturing automation, and services that simplify the consumer experience, particularly in the health care, financial services, and retail sectors.

In Australia and New Zealand, earnings season has been mixed and, as in other markets, stocks have reacted to any weakness in operational execution. Highly valued stocks are still vulnerable, and there remains some derating risk for stocks. Therefore, we will remain selective about Australian exposure while searching for ideas opportunistically with earnings visibility going into 2019. The mining and energy sectors have demonstrated reasonably good capital efficiency in this cycle that should lead to relative outperformance. We expect to see some repricing of risk in the banking sector due to excessive lending competition thus far. The Australian consumer is under pressure from higher costs and high residential real estate prices. Supply and demand in office property is more attractive. In New Zealand, we are waiting to see better signs of relative value, but being a defensive market this year, valuations are not as supportive of the fundamentals at this stage.

Please see footnotes on page 7.

10	Wells Fargo Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$842.68	$7.43	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$839.35	$10.89	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$843.03	$6.91	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.57	1.49%
Institutional Class
Actual	$1,000.00	$843.98	$5.81	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2018	Wells Fargo Asia Pacific Fund	11

Security name	Shares	Value

Common Stocks: 94.58%

Australia: 9.28%
Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	31,435	$589,909
Australia & New Zealand Banking Group Limited (Financials, Banks)	52,572	965,345
BHP Billiton Limited (Materials, Metals & Mining)	94,991	2,166,699
IOOF Holdings Limited (Financials, Capital Markets)	180,593	870,910
Medibank Private Limited (Financials, Insurance)	306,927	606,408
Mirvac Group (Real Estate, Equity REITs)	473,701	727,930
Northern Star Resources Limited (Materials, Metals & Mining)	156,286	971,717
Orocobre Limited (Materials, Metals & Mining) «†	348,277	821,286
Qantas Airways Limited (Industrials, Airlines)	164,616	637,653
Rio Tinto Limited (Materials, Metals & Mining)	23,047	1,246,904
Suncorp Group Limited (Financials, Insurance)	176,004	1,746,168
Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	25,252	623,195

		11,974,124

China: 22.40%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	13,350	1,899,438
Ascletis Pharma Incorporated (Health Care, Biotechnology) †	990,000	718,329
AviChina Industry & Technology Company Limited H Shares (Industrials, Aerospace & Defense)	1,265,000	842,048
Baidu Incorporated ADR (Communication Services, Interactive Media & Services) †	3,351	636,891
Bank of China Limited H Shares (Financials, Banks)	2,682,000	1,142,303
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	2,664,000	1,355,449
BTG Hotels Group Company Limited Class A (Consumer Discretionary, Hotels, Restaurants & Leisure)	287,117	681,348
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	406,000	371,211
China Construction Bank H Shares (Financials, Banks)	1,943,000	1,541,129
China Everbright International Limited (Industrials, Commercial Services & Supplies)	793,444	632,371
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	111,500	1,042,209
China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	426,000	1,333,635
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	742,000	601,779
China Vanke Company Limited H Shares (Real Estate, Real Estate Management & Development)	269,500	829,950
Chinasoft International Limited (Information Technology, IT Services)	1,028,000	603,013
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	539,000	925,145
COSCO Shipping Ports Limited (Industrials, Transportation Infrastructure)	638,635	651,506
GoerTek Incorporated Class A (Information Technology, Electronic Equipment, Instruments & Components)	598,100	623,476
Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	2,448,000	627,456
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	2,107,000	1,424,021
Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,070,000	680,864
Maanshan Iron and Steel Company H Shares (Materials, Metals & Mining)	1,394,000	746,600
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	1,222,000	894,456
PICC Property and Casualty Company Limited H Shares (Financials, Insurance)	855,000	828,620
Ping An Insurance Group Company of China Limited H Shares (Financials, Insurance)	148,000	1,393,760
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	144,400	568,986
Shanghai Fosun Pharmaceutical Company Limited H Shares (Health Care, Pharmaceuticals)	235,000	704,225
Tencent Holdings Limited (Communication Services, Interactive Media & Services)	76,400	2,601,241
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	156,000	615,689
Xiaomi Corporation Class B (Information Technology, Technology Hardware, Storage & Peripherals) «144A†	393,800	611,644
Zijin Mining Group Company Limited H Shares (Materials, Metals & Mining)	2,036,000	755,521

		28,884,313

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

Hong Kong: 0.97%
Chow Tai Fook Jewellery Company Limited (Consumer Discretionary, Specialty Retail)	806,800	$706,803
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	544,000	538,315

		1,245,118

India: 6.56%
Gail India Limited (Utilities, Gas Utilities)	136,006	688,353
HDFC Bank Limited (Financials, Banks)	38,900	1,005,708
Hindalco Industries Limited (Materials, Metals & Mining)	349,057	1,040,397
ICICI Bank Limited (Financials, Banks)	251,045	1,205,233
Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	410,322	714,713
Infosys Limited SP ADR (Information Technology, IT Services)	107,000	1,013,290
Larsen & Toubro Limited (Industrials, Construction & Engineering)	57,653	1,011,627
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	69,546	998,116
Sterlite Technologies Limited (Information Technology, Communications Equipment)	151,891	783,129

		8,460,566

Indonesia: 1.58%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	4,047,000	838,550
PT Cikarang Listrindo Tbk (Utilities, Independent Power & Renewable Electricity Producers)	6,279,300	369,674
PT Telekomunikasi Indonesia Persero Tbk (Communication Services, Diversified Telecommunication Services)	3,282,000	831,159

		2,039,383

Japan: 34.70%
Advantage Risk Management Company Limited (Health Care, Health Care Providers & Services) «	79,100	710,838
Ezaki Glico Company Limited (Consumer Staples, Food Products)	14,900	742,128
FANUC Corporation (Industrials, Machinery)	4,500	787,056
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	63,200	1,939,100
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	26,100	749,680
Inpex Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	54,200	624,211
J.Front Retailing Company Limited (Consumer Discretionary, Multiline Retail)	97,900	1,284,973
Japan Airlines Company Limited (Industrials, Airlines)	48,600	1,730,192
Kao Corporation (Consumer Staples, Personal Products)	13,500	901,037
Keyence Corporation (Information Technology, Electronic Equipment, Instruments & Components)	2,000	980,192
KOSE Corporation (Consumer Staples, Personal Products)	5,200	777,454
Kubota Corporation (Industrials, Machinery)	96,500	1,524,022
Kura Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	16,900	979,536
Kyushu Railway Company (Industrials, Road & Rail)	37,200	1,140,710
Macromill Incorporated (Communication Services, Media)	33,700	669,012
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	46,200	1,666,451
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	496,700	3,014,492
Mitsui Fudosan Company Limited (Real Estate, Real Estate Management & Development)	73,800	1,663,909
Nintendo Company Limited (Communication Services, Entertainment)	3,800	1,184,101
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	38,300	1,612,310
Obayashi Corporation (Industrials, Construction & Engineering)	76,000	671,529
Open House Company Limited (Real Estate, Real Estate Management & Development)	28,400	1,116,267
ORIX Corporation (Financials, Diversified Financial Services)	109,800	1,791,481
Otsuka Corporation (Information Technology, IT Services)	29,300	973,767
Panasonic Corporation (Consumer Discretionary, Household Durables)	149,200	1,652,195
Recruit Holdings Company Limited (Industrials, Professional Services)	56,100	1,509,958

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Asia Pacific Fund	13

Security name	Shares	Value

Japan (continued)
Ryohin Keikaku Company Limited (Consumer Discretionary, Multiline Retail)	3,500	$924,669
Santen Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	45,400	673,949
SoftBank Group Corporation (Communication Services, Wireless Telecommunication Services)	23,200	1,860,359
Sony Corporation (Consumer Discretionary, Household Durables)	35,800	1,948,083
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	43,400	1,728,538
Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	14,900	746,089
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	9,400	1,306,678
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	35,800	2,098,790
Tsukui Corporation (Health Care, Health Care Providers & Services)	125,200	1,077,407

		44,761,163

Malaysia: 2.88%
Bursa Malaysia Bhd (Financials, Capital Markets)	515,100	901,071
CIMB Group Holdings Bhd (Financials, Banks)	546,800	747,448
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	515,300	552,921
Public Bank Bhd (Financials, Banks)	144,300	848,316
Sime Darby Bhd (Industrials, Industrial Conglomerates)	1,268,200	666,756

		3,716,512

Philippines: 0.79%
Bank of the Philippine Islands (Financials, Banks)	660,893	1,014,716

Singapore: 2.64%
DBS Group Holdings Limited (Financials, Banks)	98,300	1,664,887
Genting Singapore Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	739,200	469,621
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	135,400	606,057
Oversea-Chinese Banking Corporation Limited (Financials, Banks)	85,700	664,490

		3,405,055

South Korea: 6.63%
Hana Financial Group Incorporated (Financials, Banks)	16,945	569,517
Hyundai Motor Company (Consumer Discretionary, Automobiles)	5,860	547,664
KB Financial Group Incorporated (Financials, Banks)	14,871	618,565
LG Chem Limited (Materials, Chemicals)	3,049	928,439
NH Investment & Securities Company Limited (Financials, Capital Markets)	57,673	614,915
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	61,550	2,290,132
Samsung Fire & Marine Insurance (Financials, Insurance)	2,574	629,072
Samsung SDI Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	6,952	1,436,704
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	3,874	911,089

		8,546,097

Taiwan: 4.38%
Acer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	1,036,000	726,536
Cathay Financial Holding Company (Financials, Insurance)	456,000	722,102
Hon Hai Precision Industry (Information Technology, Electronic Equipment, Instruments & Components)	352,868	898,620
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	102,000	749,927
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	338,000	2,556,055

		5,653,240

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2018

Security name			Shares	Value

Thailand: 1.77%
Bangkok Bank PCL (Financials, Banks)			152,200	$973,345
Kasikornbank PCL (Financials, Banks)			129,400	778,742
Thai Beverage PCL (Consumer Staples, Beverages)			1,179,300	532,117

				2,284,204

Total Common Stocks (Cost $118,098,311)				121,984,491

		Expiration date
Participation Notes: 1.42%

China: 1.42%
HSBC Bank plc (Ningbo Joyson Electronic Corporation) (Consumer Discretionary, Auto Components) †(a)		12-2-2019	169,874	555,710
HSBC Bank plc (Siasun Robot & Automation Company Limited Class A) (Industrials, Machinery) †(a)		11-23-2021	276,974	563,811
HSBC Bank plc (Songcheng Performance Development Company Limited Class A) (Consumer Discretionary, Hotels, Restaurants & Leisure) †(a)		10-12-2020	235,952	716,062

Total Participation Notes (Cost $2,436,325)				1,835,583

	Yield
Short-Term Investments: 4.33%

Investment Companies: 4.33%
Securities Lending Cash Investments LLC (l)(r)(u)	2.33%		1,444,919	1,445,064
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07		4,143,878	4,143,878

Total Short-Term Investments (Cost $5,588,942)				5,588,942

Total investments in securities (Cost $126,123,578)	100.33%	129,409,016
Other assets and liabilities, net	(0.33)	(429,714)

Total net assets	100.00%	$128,979,302

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Asia Pacific Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	993,151	22,808,793	22,357,025	1,444,919	$(293)	$0	$60,614	$1,445,064
Wells Fargo Government Money Market Fund Select Class	1,050,305	61,939,824	58,846,251	4,143,878	0	0	45,158	4,143,878

					$(293)	$0	$105,772	$5,588,942	4.33%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asia Pacific Fund	Statement of assets and liabilities—October 31, 2018

Assets
Investments in unaffiliated securities (including $1,369,849 of securities loaned), at value (cost $120,534,636)	$123,820,074
Investments in affiliated securities, at value (cost $5,588,942)	5,588,942
Foreign currency, at value (cost $717,844)	712,948
Receivable for Fund shares sold	96,295
Receivable for dividends	414,742
Receivable for securities lending income	8,394
Prepaid expenses and other assets	28,951

Total assets	130,670,346

Liabilities
Payable upon receipt of securities loaned	1,445,357
Management fee payable	92,045
Payable for Fund shares redeemed	37,003
Administration fees payable	21,919
Distribution fee payable	1,158
Trustees’ fees and expenses payable	846
Accrued expenses and other liabilities	92,716

Total liabilities	1,691,044

Total net assets	$128,979,302

NET ASSETS CONSIST OF
Paid-in capital	$111,460,672
Total distributable earnings	17,518,630

Total net assets	$128,979,302

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$99,077,708
Shares outstanding – Class A1	7,580,654
Net asset value per share – Class A	$13.07
Maximum offering price per share – Class A2	$13.87
Net assets – Class C	$1,743,650
Shares outstanding – Class C1	141,386
Net asset value per share – Class C	$12.33
Net assets – Administrator Class	$1,290,063
Shares outstanding – Administrator Class[1]	100,084
Net asset value per share – Administrator Class	$12.89
Net assets – Institutional Class	$26,867,881
Shares outstanding – Institutional Class[1]	2,095,098
Net asset value per share – Institutional Class	$12.82

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2018	Wells Fargo Asia Pacific Fund	17

Investment income
Dividends (net of foreign withholding taxes of $295,095)	$3,661,366
Income from affiliated securities	105,772

Total investment income	3,767,138

Expenses
Management fee	1,597,842
Administration fees
Class A	257,126
Class C	4,622
Administrator Class	2,383
Institutional Class	43,302
Shareholder servicing fees
Class A	306,102
Class C	5,503
Administrator Class	4,337
Distribution fee
Class C	16,508
Custody and accounting fees	147,761
Professional fees	51,866
Registration fees	81,992
Shareholder report expenses	39,951
Trustees’ fees and expenses	23,670
Other fees and expenses	25,801

Total expenses	2,608,766
Less: Fee waivers and/or expense reimbursements	(154,224)

Net expenses	2,454,542

Net investment income	1,312,596

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	13,610,544
Affiliated securities	(293)
Forward foreign currency contracts	(221)

Net realized gains on investments	13,610,030
Net change in unrealized gains (losses) on investments	(33,372,381)

Net realized and unrealized gains (losses) on investments	(19,762,351)

Net decrease in net assets resulting from operations	$(18,449,755)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asia Pacific Fund	Statement of changes in net assets

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$1,312,596		$961,220
Net realized gains on investments		13,610,030		4,252,860
Net change in unrealized gains (losses) on investments		(33,372,381)		29,328,681

Net increase (decrease) in net assets resulting from operations		(18,449,755)		34,542,761

Distributions to shareholders from net investment income and net realized gains
Class A		(536,729)		(1,463,867)
Class C		0		(6,107)
Administrator Class		(4,325)		(50,069)
Institutional Class		(271,596)		(295,073)

Total distributions to shareholders		(812,650)		(1,815,116)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	417,591	6,403,383	620,409	7,822,027
Class C	8,393	121,862	5,243	62,877
Administrator Class	2,010	31,448	60,384	741,557
Institutional Class	670,855	10,138,476	1,809,183	22,286,904

		16,695,169		30,913,365

Reinvestment of distributions
Class A	33,563	518,552	124,042	1,419,041
Class C	0	0	449	4,899
Administrator Class	251	3,829	4,266	47,951
Institutional Class	17,523	264,942	25,127	281,166

		787,323		1,753,057

Payment for shares redeemed
Class A	(1,266,646)	(19,208,805)	(2,264,628)	(28,673,054)
Class C	(29,154)	(417,293)	(37,870)	(444,028)
Administrator Class	(37,442)	(547,922)	(885,130)	(10,601,230)
Institutional Class	(899,101)	(13,662,192)	(389,294)	(5,004,838)

		(33,836,212)		(44,723,150)

Net decrease in net assets resulting from capital share transactions		(16,353,720)		(12,056,728)

Total increase (decrease) in net assets		(35,616,125)		20,670,917

Net assets
Beginning of period		164,595,427		143,924,510

End of period		$128,979,302		$164,595,427

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $516,058. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.04	$12.11	$11.92	$12.18	$11.72
Net investment income	0.11 [1]	0.08	0.11 [1]	0.04 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	(2.02)	3.00	0.29	(0.16)	0.67

Total from investment operations	(1.91)	3.08	0.40	(0.12)	0.76
Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.21)	(0.14)	(0.30)
Net asset value, end of period	$13.07	$15.04	$12.11	$11.92	$12.18
Total return[2]	(12.74)%	25.84%	3.47%	(0.95)%	6.61%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.66%	1.69%	1.72%	1.71%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.76%	0.58%	0.97%	0.34%	0.80%
Supplemental data
Portfolio turnover rate	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$99,078	$126,265	$120,108	$137,578	$6,755

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.24	$11.44	$11.29	$11.57	$11.15
Net investment income (loss)	(0.00)[1,2]	(0.02)[1]	0.02 [1]	(0.00)[1,2]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(1.91)	2.85	0.28	(0.20)	0.63

Total from investment operations	(1.91)	2.83	0.30	(0.20)	0.64
Distributions to shareholders from
Net investment income	0.00	(0.03)	(0.15)	(0.08)	(0.22)
Net asset value, end of period	$12.33	$14.24	$11.44	$11.29	$11.57
Total return[3]	(13.41)%	24.86%	2.75%	(1.71)%	5.76%
Ratios to average net assets (annualized)
Gross expenses	2.44%	2.41%	2.44%	2.46%	2.46%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%
Net investment income (loss)	(0.01)%	(0.17)%	0.14%	(0.01)%	0.12%
Supplemental data
Portfolio turnover rate	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$1,744	$2,309	$2,223	$3,495	$2,427

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.79	$11.88	$11.72	$11.99	$11.54
Net investment income	0.12 [1]	0.04 [1]	0.12	0.11 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(1.99)	3.00	0.29	(0.21)	0.65

Total from investment operations	(1.87)	3.04	0.41	(0.10)	0.77
Distributions to shareholders from
Net investment income	(0.03)	(0.13)	(0.25)	(0.17)	(0.32)
Net asset value, end of period	$12.89	$14.79	$11.88	$11.72	$11.99
Total return	(12.60)%	25.83%	3.60%	(0.83)%	6.86%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.58%	1.61%	1.56%	1.52%
Net expenses	1.49%	1.50%	1.47%	1.40%	1.40%
Net investment income	0.83%	0.36%	1.07%	0.87%	1.04%
Supplemental data
Portfolio turnover rate	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$1,290	$2,000	$11,357	$14,048	$13,956

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.75	$11.89	$11.73	$12.00	$11.55
Net investment income	0.16	0.21	0.13	0.15 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(1.98)	2.85	0.30	(0.23)	0.65

Total from investment operations	(1.82)	3.06	0.43	(0.08)	0.79
Distributions to shareholders from
Net investment income	(0.11)	(0.20)	(0.27)	(0.19)	(0.34)
Net asset value, end of period	$12.82	$14.75	$11.89	$11.73	$12.00
Total return	(12.43)%	26.25%	3.83%	(0.65)%	6.99%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.33%	1.36%	1.36%	1.27%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.12%	1.11%	1.28%	1.27%	1.15%
Supplemental data
Portfolio turnover rate	50%	63%	52%	113%	113%
Net assets, end of period (000s omitted)	$26,868	$34,022	$10,237	$11,034	$502

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Asia Pacific Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities

24	Wells Fargo Asia Pacific Fund	Notes to financial statements

other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Asia Pacific Fund	25

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $126,468,828 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$14,343,820
Gross unrealized losses	(11,403,632)
Net unrealized gains	$2,940,188

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Asia Pacific Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$11,974,124	$0	$0	$11,974,124
China	28,884,313	0	0	28,884,313
Hong Kong	1,245,118	0	0	1,245,118
India	8,460,566	0	0	8,460,566
Indonesia	1,669,709	369,674	0	2,039,383
Japan	44,761,163	0	0	44,761,163
Malaysia	3,716,512	0	0	3,716,512
Philippines	1,014,716	0	0	1,014,716
Singapore	3,405,055	0	0	3,405,055
South Korea	8,546,097	0	0	8,546,097
Taiwan	5,653,240	0	0	5,653,240
Thailand	2,284,204	0	0	2,284,204

Participation notes
China	0	1,835,583	0	1,835,583

Short-term investments
Investment companies	4,143,878	1,445,064	0	5,588,942
Total assets	$125,758,695	$3,650,321	$0	$129,409,016

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.00% and declining to 0.83% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Asia Pacific Fund	27

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.50% for Administrator Class shares, and 1.25% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $1,807 from the sale of Class A shares and $22 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $78,060,196 and $96,888,944, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2018, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $2,512 in forward foreign currency contracts to buy during the year ended October 31, 2018.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

28	Wells Fargo Asia Pacific Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $812,650 and $1,815,116 of ordinary income for the years ended October 31, 2018 and October 31, 2017, respectively.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$3,701,104	$10,882,777	$2,934,749

Effective for all filings after November 4, 2018 the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

Net investment income
Class A	$1,463,867
Class C	6,107
Administrator Class	50,069
Institutional Class	295,073

9. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. A fund that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. SUBSEQUENT DISTRIBUTIONS

On December 10, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 7, 2018. The per share amounts payable on December 11, 2018, were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.26748	$1.10825
Class C	0.26748	1.10825
Administrator Class	0.26748	1.10825
Institutional Class	0.26748	1.10825

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Asia Pacific Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Asia Pacific Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

30	Wells Fargo Asia Pacific Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $812,650 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32	Wells Fargo Asia Pacific Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

34	Wells Fargo Asia Pacific Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Asia Pacific Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Asia Pacific Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Asia Pacific Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the one-, three, and five- year periods under review, but lower than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the MSCI All Country Asia Pacific Index, for the one-, three, and five- year periods under review, but lower than its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the more recent time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for Class A and Institutional Class, but in range of the sum of these average rates for the Administrator Class. The Board noted that the net operating expense ratios of all of the Fund’s share classes were lower than or equal to the median net operating expense ratios of their expense Groups.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

36	Wells Fargo Asia Pacific Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Asia Pacific Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318242 12-18 A236/AR236 10-18

Annual Report

October 31, 2018

Wells Fargo Diversified International Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified International Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Diversified International Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative from the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Josef Lakonishok, Ph.D.

Venkateshwar (Venk) Lal

Puneet Mansharamani, CFA®

Menno Vermeulen, CFA®

Dale A. Winner, CFA®

Mark L. Yockey, CFA®

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	(12.37)	0.51	6.15	(7.00)	1.71	6.78	1.79	1.36
Class C (WFECX)	4-1-1998	(8.76)	0.94	6.02	(7.76)	0.94	6.02	2.54	2.11
Class R6 (WDIRX)	9-30-2015	–	–	–	(6.61)	2.04	7.07	1.36	0.90
Administrator Class (WFIEX)	11-8-1999	–	–	–	(6.94)	1.83	6.95	1.71	1.26
Institutional Class (WFISX)	8-31-2006	–	–	–	(6.68)	2.10	7.18	1.46	1.00
MSCI EAFE Index (Net)[4]	–	–	–	–	(6.85)	2.02	6.89	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

[1]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.35% for Class A, 2.10% for Class C, 0.89% for Class R6, 1.25% for Administrator Class, and 0.99% Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The MSCI EAFE Value Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Value Index consists of the following 21 developed markets country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[7]

The MSCI EAFE Growth Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of growth securities within developed equity markets, excluding the United States and Canada. The MSCI EAFE Growth Index consists of the following 21 developed markets country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money markets, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[10]

The Purchasing Managers’ Index (PMI) is an indicator of economic health for manufacturing and service sectors. The purpose of the PMI is to provide information about current business conditions to company decision makers, analysts and purchasing managers. You cannot invest directly in an index.

[11]

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises (actual releases vs Bloomberg survey median). A positive reading of the Economic Surprise Index suggests that economic releases have on balance been beating consensus. The indices are calculated daily in a rolling three-month window. The weights of economic indicators are derived from relative high-frequency spot FX impacts of 1 standard deviation data surprises. The indices also employ a time decay function to replicate the limited memory of markets. You cannot invest directly in an index.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the MSCI EAFE Index (Net), for the 12-month period that ended October 31, 2018.

∎

Value stocks underperformed growth stocks during the reporting period, creating a more challenging investment climate for two of the three subadvisors—LSV Asset Management (LSV) and Wells Capital Management (WellsCap). Investments in the health care sector detracted from relative performance, and the most significant detractor was Bayer AG. Shares of the German chemical and pharmaceutical company declined late in the year, after completing a merger with Monsanto Company; the benefits of the merger are not projected to occur for many years. Additionally, Monsanto (now Bayer) recently lost a product liability court case, which concerned investors.

∎

Investments in the financials sector were significant contributors, led by an investment in Deutsche Boerse AG. Shares of the German stock exchange company benefited from a cyclical uplift due to higher equity market volatility and higher interest rates in the U.S. Investments in the information technology (IT) and energy sectors also supported relative performance.

Developed international equity markets began the period on a positive note gaining nearly 10% through mid-February. The investment outlook turned cloudier later in the reporting period. Global earnings growth and corporate fundamentals, in general, remained healthy; however, investor sentiment in international equities waned as macroeconomic and geopolitical issues surfaced. Developed international markets as measured by the MSCI EAFE Index (Net) finished in negative territory for the 12- month period ended October 31, 2018 declining 6.85%. Value stocks lagged growth stocks in the period as the MSCI EAFE Value Index6 declined 7.69% while the MSCI EAFE Growth Index7 was down just 6.04%.

Emerging markets also showed underperformance versus domestic U.S. equities. This past year’s market performance was underpinned by volatility across global capital markets, particularly in international equity and currency markets, with continued unsettled crosscurrents geopolitically and in domestic national politics. Under this backdrop of uncertainty, over the last quarter the U.S. dollar’s strength was apparent across cross rates—exchange rates between two currencies not including the U.S. dollar—in many developed markets and, especially, emerging markets. Commodity-market volatility remained high with Brent oil prices approaching $85 per barrel and gold prices stabilizing but copper and metals prices remaining weak.

Ten largest holdings (%) as of October 31, 2018[8]
Linde plc	2.24
Deutsche Boerse AG	2.02
Wirecard AG	1.88
BP plc	1.64
Muenchener Rueckversicherungs Gesellschaft AG	1.60
Novartis AG	1.44
Mitsubishi UFJ Financial Group Incorporated	1.43
Airbus SE	1.34
Medtronic plc	1.31
Nestle SA	1.28

WellsCap

WellsCap maintains a blend equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates consideration of top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

Over the past year, WellsCap witnessed a reversal for international equity market returns, with emerging markets as well as developed markets showing underperformance versus domestic U.S. equities. WellsCap continued to implement a fundamental research process as it sought to maximize attractive long-term international opportunities, seeking nonconsensus values worldwide and maintaining a focus on investment-risk management by marrying fundamental stock picking with macroeconomic and risk research in an environment of sustained volatility across capital markets and continued differentiation between international developed and emerging equity markets versus U.S.-domiciled equities.

While political and macroeconomic considerations affected broad market behavior this past quarter, WellsCap implemented an investment and risk management process of finding nonconsensus undervalued equities, marrying core micro stock picking with macro risk management in each region of the globe. Notable exposures included undervalued financials in Europe and Asia, undervalued cyclicals with self-help catalysts globally, and undervalued telecommunications companies that have generated high levels of cash, particularly in emerging markets.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	9

Portfolio currency hedges remain on the lower end of the strategy’s historical size range given more economic recoveries around the world, raising those currencies’ forward interest rate differentials, and unlike in 2012 to 2016, WellsCap believes that currently there is less of a strong U.S.-dollar policy articulated by a U.S. administration speaking with a single voice. As such, the strategy currently has partial hedges of British pound exposure (net pound exposure below benchmark weight) and limited hedges versus the euro (net euro exposure exceeds benchmark weight).

Top positive international country performance contributors included the Netherlands, the U.K., South Africa, South Korea, Hong Kong/China, Israel, and Malaysia. These gains were offset by holdings in Germany, Japan, Canada, France, and Australia.

Sector distribution as of October 31, 2018[9]

The year’s sector performance reflected strong stock selection across several sectors. The communication services sector overweight had a number of top performers ranging from global business information services provider UBM Financial Corporation to domestically facing SK Telecom Company, Limited, and China Mobile Limited. UBM delivered strong results, benefiting from self-help restructuring as it transformed into a pure-play events organizing business with the 2015 sale of its PR Newswire unit to Cision Limited and its acquisition of Allworld Exhibitions, a privately owned Asian exhibitions business, in 2016. UBM was acquired by Informa PLC in 2018.

Financials also contributed to relative performance with holdings in companies ranging from insurers, including NN Group N.V., Munich Re Group,* and Zurich Insurance Group Limited*, to diversified financials companies, including Daiwa Securities Group Incorporated and Mitsubishi UFJ Financial Group, Incorporated, to banks, including CIMB Group Holdings Berhad and DNB ASA.* NN Group, a well-capitalized European life insurance company, performed on strong cash flow generation and management commitment to return excess capital to shareholders via dividends and stock buybacks. Materials sector performers included a number of self-help restructuring companies, such as OCI N.V. and Sasol Limited. OCI, a top-five global producer of nitrogen fertilizers, methanol, and other natural gas–based products for agricultural and industrial customers, appreciated as cash flow reached an inflection point. Sasol, a South African integrated chemicals and energy company, outperformed due to self-help and cyclical catalysts as its Lake Charles Chemical Project continues to be de-risked and as Brent traded above the three-year average.

Underperforming holdings over the course of last year included stocks in the industrials and health care sectors. Industrials stocks accounted for sector weakness, primarily in Europe, including Compagnie de Saint-Gobain S.A., Prysmian S.p.A., Siemens AG, and Rheinmetall AG. A large position in Compagnie de Saint-Gobain, a French building products company, suffered due to a number of headwinds in the first half of the year, including issues with its float glass and automotive plants as well as unfavorable currency movements. Stocks in the health care sector also underperformed, including holdings in Bayer and Shanghai Pharmaceuticals Holding Company, Limited. Bayer underperformed, and the team trimmed the position based on a change in thesis post-disclosure of liabilities associated with recently acquired Monsanto’s legal risks surrounding Roundup weed killer.

WellsCap regularly maintains and updates short-term outlooks out approximately two quarters and long-term outlooks out at least two years—pointing to a neutral outlook for the short term and long term. WellsCap’s investment approach is driven primarily by the stock-specific characteristics of individual securities that guide selection and portfolio construction, complementing the team’s micro view with a macroeconomic crosscheck to maintain consistent high conviction and high active-share concentrations.

The team’s short-term outlook remains neutral with offsetting immediate tailwinds and headwinds during a generally volatile seasonal period for equity markets. First, even though some leading economic indicators (Purchasing Managers’ Indices10 mixed, Citi Economic Surprise Indices11 weak) have adjusted downward in recent months, WellsCap continues to find signs of reasonable growth rebounding across some developed and emerging economies. Second, despite some valuation multiple compression in both international and domestic equity sectors, corporate earnings outlooks remain firm, although vulnerable (particularly in emerging markets) to downward revisions should global trade volatility

Please see footnotes on page 7.

10	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

escalate. And third, while business optimism continues to be supported by self-help restructuring and positive cyclical changes in commodities and financial sectors overseas, WellsCap is carefully tracking the effects of rising credit costs as reflected in rising sovereign interest rates and yield curves and overall inflationary pressures as reflected in rising wages and commodity prices.

WellsCap’s longer-term international outlook has recently moved from constructive to neutral for a number of reasons. First, while global economies have been recovering from the depths of the period from 2013 to 2015 with divergences between the U.S. at a relatively late stage of recovery compared with European, Japanese, and multiple emerging market countries, signs of the passage of peak synchronized global growth are starting to appear across the largest growth drivers. Second, while international central banks and public policy guidance continue to be accommodative, WellsCap recognizes that in the U.S., monetary policy recently moved to tightening financial conditions and the European Central Bank and Bank of Japan quantitative easing programs are maturing with coincident increases in forward sovereign bond yields. Third, valuations have rerated positively, particularly within the U.S. While there is room for greater international equity market valuation normalizations relative to those regions’ official sovereign and policy interest rates, WellsCap expects that rising tensions surrounding global trade and global public policy collaboration will underscore the importance of carefully selecting mispriced value around the world. The team will continue to favor companies that can propel attractive appreciation in shareholder total return through micro self-help rather than depending on any macro tailwinds to uplift broad sector and regional valuations.

Looking at long-term investment cycles globally, WellsCap believes that global capital markets are at the early stages of a rotation, and ultimately a reversal, of long cyclical trends that have favored growth and momentum stock investing at the expense of nonconsensus value investing, especially as the world benefits from added growth and experiences signs of inflation from firming employment, wage metrics, commodity prices, and, ultimately, elevated sovereign interest rate volatility. WellsCap looks forward to deploying a disciplined and flexible investment process, recognizing that market volatility witnessed in recent months is likely a harbinger of capital-market behavior for many quarters to come.

Artisan Partners

Artisan Partners invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

Artisan’s biggest shifts in sector exposure were an increase in materials and a decrease in consumer discretionary. As always, sector positioning is a residual of bottom-up stock decisions. In materials, the portfolio manager added to industrial gases exposures, purchasing Air Liquide S.A. and increasing the portfolio sleeve’s position in Linde AG. In the consumer discretionary sector, Artisan sold e-commerce leaders Amazon.com, Incorporated, and Alibaba Group Holding Limited as valuations became demanding.

Contributions due to strong stock selection were realized in several sectors, particularly among IT, materials, and energy holdings. Top contributors in these sectors included Wirecard AG, a payments-processing company; Linde, an industrial gases supplier; and Petroleo Brasileiro S.A., a Brazilian oil and gas company.

On the downside, consumer staples, health care, and financials holdings detracted from relative results. Detractors in these sectors were ING Groep N.V., a financial services provider; Anheuser-Busch InBev, a beverages company; and Genmab A/S, a biotechnology company.

Looking forward, Artisan remains cautiously optimistic about the prospects for additional equity gains. There are plenty of uncertainties. Foremost are slowing global growth, the U.S./China trade war, and rising interest rates. In addition, margins are at risk as commodities prices and labor costs rise. In its experience, investing over several market cycles has taught Artisan the importance of focusing on those firms with dominant or growing market positions and attractive earnings outlooks. Consequently, management of the portfolio sleeve remains focused on themes that have led the manager to believe assets are invested in a portfolio of companies that can weather a changing political and economic environment.

LSV

LSV seeks to add value through a quantitative selection process that favors deep-value stocks.

The manager’s overweight to energy stocks and exposure to oil and gas companies in the emerging markets added value. From a sector allocation standpoint, the energy overweight was offset by the manager’s underweight to health

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	11

care and overweight to financials. Stock selection within financials contributed to performance as stock selection among banks and insurance holdings added value. The manager’s stock selection within the consumer discretionary and materials sectors had a negative impact on performance.

Changes to the Fund tend to be gradual given the manager’s low-turnover strategy. Over the past 12 months, the manager increased the exposure to energy stocks, adding to integrated oil and gas holdings, and decreased the weights to the IT and utilities sectors. The manager will overweight those sectors where it finds the most attractive stocks. The LSV portion of the Fund is overweight the energy, financials, and consumer discretionary sectors while underweight consumer staples, IT, health care, and real estate. Portfolio valuations in the LSV portion of the Fund remain attractive. The manager calculates that the LSV portion of the Fund is trading at less than 10 times forward earnings estimates and below 6 times cash flow, both significant discounts to the overall market.

Country allocation as of October 31, 2018[9]

Please see footnotes on page 7.

12	Wells Fargo Diversified International Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$895.36	$6.45	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class C
Actual	$1,000.00	$892.46	$10.02	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66	2.10%
Class R6
Actual	$1,000.00	$897.12	$4.26	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Administrator Class
Actual	$1,000.00	$895.80	$5.97	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$897.60	$4.74	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2018	Wells Fargo Diversified International Fund	13

Security name	Shares	Value

Common Stocks: 95.22%

Australia: 1.34%
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	29,300	$37,452
Bendigo Bank Limited (Financials, Banks)	26,100	189,078
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	29,100	204,217
CSR Limited (Materials, Construction Materials)	59,900	149,736
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	43,900	99,170
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	11,600	144,576
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	55,501
Mineral Resources Limited (Materials, Metals & Mining)	14,900	150,358
Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels) †	18,916	97,652
Qantas Airways Limited (Industrials, Airlines)	59,300	229,703

		1,357,443

Austria: 0.41%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	4,800	267,106
Voestalpine AG (Materials, Metals & Mining)	4,300	152,882

		419,988

Belgium: 0.65%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	8,959	661,003

Brazil: 2.16%
B3 Brasil Bolsa Balcao SA (Financials, Capital Markets)	15,205	108,435
Banco de Brasil SA (Financials, Banks)	19,000	218,259
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	73,059
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	94,116	785,869
JBS SA (Consumer Staples, Food Products)	67,500	185,913
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	50,585	822,006

		2,193,541

Canada: 2.75%
Canadian National Railway Company (Industrials, Road & Rail)	3,987	340,809
Canadian Pacific Railway Limited (Industrials, Road & Rail)	2,417	495,485
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) «†	51,800	513,495
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	3,900	195,052
Lundin Mining Corporation (Materials, Metals & Mining)	183,308	753,311
Magna International Incorporated (Consumer Discretionary, Auto Components)	7,300	359,385
WestJet Airlines Limited (Industrials, Airlines)	9,200	134,039

		2,791,576

China: 3.24%
China Communications Services Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	144,000	116,420
China Everbright Limited (Financials, Capital Markets)	180,000	318,135
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	94,000	878,634
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	218,000	176,803
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	141,500	178,996
China Resources Cement Holdings Limited (Materials, Construction Materials)	168,000	148,035
China Telecom Corporation Limited (Communication Services, Diversified Telecommunication Services)	344,000	162,307

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

China (continued)
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	106,000	$104,352
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	19,771	379,999
PICC Property and Casualty Company Limited H Shares (Financials, Insurance)	103,500	100,307
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	261,400	577,337
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	49,500	94,683
Yantai Changyu Pioneer Wine Company Limited Class B (Consumer Staples, Beverages)	23,400	49,653

		3,285,661

Denmark: 0.79%
Danske Bank AS (Financials, Banks)	9,300	178,393
Genmab AS (Health Care, Biotechnology) †	3,858	528,543
Sydbank AS (Financials, Banks)	4,000	92,487

		799,423

Finland: 0.47%
Fortum Oyj (Utilities, Electric Utilities)	16,368	344,737
Nordea Bank AB (Financials, Banks)	15,000	130,459

		475,196

France: 8.54%
Air Liquide SA (Materials, Chemicals)	6,782	821,935
Arkema SA (Materials, Chemicals)	910	95,629
AXA SA (Financials, Insurance)	9,200	230,707
BNP Paribas SA (Financials, Banks)	13,410	700,661
Compagnie de Saint-Gobain SA (Industrials, Building Products)	28,450	1,071,123
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	2,200	226,109
Credit Agricole SA (Financials, Banks)	13,900	178,346
Eiffage SA (Industrials, Construction & Engineering)	4,559	446,252
Engie SA (Utilities, Multi-Utilities)	13,300	177,382
Groupe Danone SA (Consumer Staples, Food Products)	2,793	197,971
Natixis SA (Financials, Capital Markets)	27,500	160,910
Orange SA (Communication Services, Diversified Telecommunication Services)	83,154	1,301,629
Renault SA (Consumer Discretionary, Automobiles)	3,100	231,986
Safran SA (Industrials, Aerospace & Defense)	3,234	417,764
Sanofi SA (Health Care, Pharmaceuticals)	8,600	767,964
Schneider Electric SE (Industrials, Electrical Equipment)	2,349	170,172
SCOR SE (Financials, Insurance)	6,100	282,378
Societe Generale SA (Financials, Banks)	3,700	136,117
Total SA (Energy, Oil, Gas & Consumable Fuels)	9,700	570,869
Vinci SA (Industrials, Construction & Engineering)	5,405	482,901

		8,668,805

Germany: 15.49%
Allianz AG (Financials, Insurance)	5,803	1,212,281
Aurubis AG (Materials, Metals & Mining)	1,600	97,281
BASF SE (Materials, Chemicals)	2,900	223,457
Bayer AG (Health Care, Pharmaceuticals)	2,196	168,589
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,200	189,952
Beiersdorf AG (Consumer Staples, Personal Products)	5,920	612,864

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Diversified International Fund	15

Security name	Shares	Value

Germany (continued)
Ceconomy AG (Consumer Discretionary, Specialty Retail)	10,130	$51,838
Daimler AG (Consumer Discretionary, Automobiles)	5,300	314,320
Deutsche Boerse AG (Financials, Capital Markets)	16,153	2,046,374
Deutsche Post AG (Industrials, Air Freight & Logistics)	37,059	1,173,198
Hannover Rueck SE (Financials, Insurance)	1,200	161,878
Linde AG (Materials, Chemicals)	104	22,475
Linde plc (Materials, Chemicals)	13,888	2,278,480
Metro AG (Consumer Staples, Food & Staples Retailing)	41,234	621,159
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	7,564	1,627,371
Rheinmetall AG (Industrials, Industrial Conglomerates)	6,628	574,602
SAP SE (Information Technology, Software)	6,318	677,395
Siemens AG (Industrials, Industrial Conglomerates)	9,464	1,090,377
Symrise AG (Materials, Chemicals)	4,852	407,555
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	264,225
Wirecard AG (Information Technology, IT Services)	10,210	1,912,745

		15,728,416

Hong Kong: 1.97%
AIA Group Limited (Financials, Insurance)	123,400	933,925
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	109,500	83,780
Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	104,000	99,200
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	320,000	73,859
Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	22,000	117,407
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	586,000	579,876
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	114,882

		2,002,929

Hungary: 0.06%
Richter Gedeon (Health Care, Pharmaceuticals)	3,500	65,079

India: 0.67%
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	28,637	685,185

Indonesia: 0.36%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,015,900	210,497
PT Indofood Sukses Makmur Tbk (Consumer Staples, Food Products)	401,600	157,840

		368,337

Ireland: 2.78%
C&C Group plc (Consumer Staples, Beverages)	18,600	69,101
Greencore Group plc (Consumer Staples, Food Products)	384,308	929,393
Medtronic plc (Health Care, Health Care Equipment & Supplies)	14,796	1,328,977
Smurfit Kappa Group plc (Materials, Containers & Packaging)	4,300	140,170
Willis Towers Watson plc (Financials, Insurance)	2,523	361,193

		2,828,834

Israel: 1.08%
Bank Hapoalim Limited (Financials, Banks)	24,000	162,587
Check Point Software Technologies Limited (Information Technology, Software) †	8,374	929,514

		1,092,101

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

Italy: 3.74%
A2A SpA (Utilities, Multi-Utilities)	104,600	$168,768
Assicurazioni Generali SpA (Financials, Insurance)	40,585	656,432
Enel SpA (Utilities, Electric Utilities)	94,000	461,437
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	36,221	644,350
Intesa Sanpaolo SpA (Financials, Banks)	214,162	473,741
Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	9,300	101,018
Mediobanca SpA (Financials, Banks)	23,400	205,459
Prysmian SpA (Industrials, Electrical Equipment)	45,817	890,512
UniCredit SpA (Financials, Banks)	15,628	200,305

		3,802,022

Japan: 12.90%
Adeka Corporation (Materials, Chemicals)	13,000	193,211
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	129,707
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	1,000	30,310
Asahi Glass Company Limited (Industrials, Building Products)	4,900	161,111
CALBEE Incorporated (Consumer Staples, Food Products)	13,500	448,664
Central Glass Company Limited (Industrials, Building Products)	6,800	147,047
Daiwa Securities Group Incorporated (Financials, Capital Markets)	190,100	1,089,872
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	14,100	136,958
Denka Company Limited (Materials, Chemicals)	6,300	205,468
DIC Incorporated (Materials, Chemicals)	5,300	156,649
Dowa Mining Company Limited (Materials, Metals & Mining)	6,000	175,212
Fujikura Limited (Industrials, Electrical Equipment)	25,000	107,901
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	34,200	1,049,323
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	16,500	216,715
Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	271,077
Japan Airlines Company Limited (Industrials, Airlines)	6,300	224,284
Japan Exchange Group Incorporated (Financials, Capital Markets)	10,000	179,554
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,000	150,485
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	20,000	498,870
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	8,800	160,581
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,300	246,057
Mazda Motor Corporation (Consumer Discretionary, Automobiles)	12,000	130,172
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	6,100	102,770
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	238,900	1,449,894
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	37,300	192,062
Mitsui Chemicals Incorporated (Materials, Chemicals)	9,500	213,431
Mizuho Financial Group Incorporated (Financials, Banks)	171,600	295,036
Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	3,700	213,471
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	12,500	526,211
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	32,200	293,220
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	12,400	137,039
Nomura Holdings Incorporated (Financials, Capital Markets)	237,400	1,151,917
ORIX Corporation (Financials, Diversified Financial Services)	16,500	269,212
Resona Holdings Incorporated (Financials, Banks)	62,600	330,101
Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,700	189,994
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,100	106,642
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	260,664
Sumitomo Heavy Industries Limited (Industrials, Machinery)	6,000	189,569

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Diversified International Fund	17

Security name	Shares	Value

Japan (continued)
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	$312,953
Sumitomo Osaka Cement Company (Materials, Construction Materials)	1,700	63,278
Taiyo Nippon Sanso Corporation (Materials, Chemicals)	6,200	99,840
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	7,600	147,642
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	7,360	171,484
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	5,900	98,826
UBE Industries Limited (Materials, Chemicals)	7,900	172,794

		13,097,278

Luxembourg: 0.09%
Spotify Technology SA (Consumer Services, Entertainment) †	629	94,155

Malaysia: 0.50%
CIMB Group Holdings Bhd (Financials, Banks)	371,423	507,716

Netherlands: 6.18%
Aegon NV (Financials, Insurance)	23,200	142,634
Airbus SE (Industrials, Aerospace & Defense)	12,308	1,362,142
Akzo Nobel NV (Materials, Chemicals)	2,552	214,708
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	1,412	241,367
BE Semiconductor Industries NV (Information Technology, Semiconductors & Semiconductor Equipment)	4,600	98,629
ING Groep NV (Financials, Banks)	104,535	1,240,849
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	14,600	334,537
Koninklijke DSM NV (Materials, Chemicals)	4,921	431,299
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	18,263	680,970
NN Group NV (Financials, Insurance)	18,573	799,395
OCI NV (Materials, Chemicals) †	25,189	717,252
X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	700	16,450

		6,280,232

Norway: 1.09%
Den Norske Bank ASA (Financials, Banks)	53,341	965,286
Marine Harvest ASA (Consumer Staples, Food Products)	6,000	145,199

		1,110,485

Russia: 1.39%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	10,500	310,800
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	313,488
MMC Norilsk Nickel PJSC ADR (Materials, Metals & Mining)	24,582	407,570
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	46,793	374,812

		1,406,670

Singapore: 1.01%
DBS Group Holdings Limited (Financials, Banks)	6,400	108,395
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	162,100	725,568
United Overseas Bank Limited (Financials, Banks)	10,700	188,331

		1,022,294

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

South Africa: 0.74%
Absa Group Limited (Financials, Banks)	12,600	$127,354
Imperial Holdings Limited (Consumer Discretionary, Distributors)	5,500	60,736
Old Mutual Limited (Financials, Insurance)	59,600	89,893
Omnia Holdings Limited (Materials, Chemicals)	7,600	59,862
Sasol Limited (Materials, Chemicals)	12,727	417,547

		755,392

South Korea: 1.81%
BNK Financial Group Incorporated (Financials, Banks)	1,018	6,780
Hana Financial Group Incorporated (Financials, Banks)	6,710	225,521
Industrial Bank of Korea (Financials, Banks)	16,600	216,322
JB Financial Group Company Limited (Financials, Banks)	1,964	9,463
KT&G Corporation (Consumer Staples, Tobacco)	2,300	204,862
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	233	217,389
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	3,496	822,192
Woori Bank (Financials, Banks)	9,800	135,448

		1,837,977

Spain: 0.59%
Banco Santander Central Hispano SA (Financials, Banks)	29,500	140,168
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	33,900	25,595
International Consolidated Airlines Group SA (Industrials, Airlines)	17,900	138,057
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	16,200	290,372

		594,192

Sweden: 0.50%
Boliden AB (Materials, Metals & Mining)	6,700	153,129
Volvo AB Class B (Industrials, Machinery)	23,600	352,795

		505,924

Switzerland: 6.14%
Baloise Holding AG (Financials, Insurance)	1,400	200,447
Idorsia Limited (Health Care, Biotechnology) †	3,410	66,057
Lonza Group AG (Health Care, Life Sciences Tools & Services)	1,676	527,021
Nestle SA (Consumer Staples, Food Products)	15,407	1,302,134
Novartis AG (Health Care, Pharmaceuticals)	16,706	1,463,672
Roche Holding AG (Health Care, Pharmaceuticals)	2,960	720,346
Sonova Holding AG (Health Care, Health Care Equipment & Supplies)	2,346	383,294
Swiss Life Holding AG (Financials, Insurance)	1,300	490,751
Swiss Reinsurance AG (Financials, Insurance)	3,900	352,226
UBS Group AG (Financials, Capital Markets)	10,600	148,294
Valiant Holding AG (Financials, Banks)	1,400	158,189
Zurich Insurance Group AG (Financials, Insurance)	1,364	424,172

		6,236,603

Taiwan: 0.33%
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	52,000	94,613
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	51,000	111,418
Zhen Ding Technology Holding (Information Technology, Electronic Equipment, Instruments & Components)	55,000	125,667

		331,698

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Diversified International Fund	19

Security name	Shares	Value

Thailand: 0.32%
Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	135,400	$134,787
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	75,100	191,998

		326,785

United Kingdom: 15.03%
3i Group plc (Financials, Capital Markets)	21,200	237,973
Anglo American plc (Materials, Metals & Mining)	11,100	237,678
Aon plc (Financials, Insurance)	6,065	947,232
Aviva plc (Financials, Insurance)	22,000	120,496
BAE Systems plc (Industrials, Aerospace & Defense)	51,500	346,120
Barratt Developments plc (Consumer Discretionary, Household Durables)	23,400	153,737
Bellway plc (Consumer Discretionary, Household Durables)	4,200	154,128
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	8,600	106,518
BP plc (Energy, Oil, Gas & Consumable Fuels)	229,696	1,665,579
British American Tobacco plc (Consumer Staples, Tobacco)	5,219	226,378
BT Group plc (Communication Services, Diversified Telecommunication Services)	33,500	103,003
Centrica plc (Utilities, Multi-Utilities)	68,900	129,636
ConvaTec Limited (Health Care, Health Care Equipment & Supplies) 144A	170,121	352,267
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	20,500	89,300
Debenhams plc (Consumer Discretionary, Multiline Retail)	93,500	10,660
Experian Group Limited plc (Industrials, Professional Services)	16,354	376,789
Ferguson plc (Industrials, Trading Companies & Distributors)	9,864	666,090
Galliford Try plc (Industrials, Construction & Engineering)	8,666	96,812
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	32,300	623,912
Glencore International plc (Materials, Metals & Mining)	97,466	397,227
HSBC Holdings plc (Financials, Banks)	44,151	363,942
Inchcape plc (Consumer Discretionary, Distributors)	19,900	137,610
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	70,800	281,625
John Wood Group plc (Energy, Energy Equipment & Services)	112,605	1,027,961
Kingfisher plc (Consumer Discretionary, Specialty Retail)	365,439	1,189,714
Lloyds Banking Group plc (Financials, Banks)	134,900	98,664
London Stock Exchange Group plc (Financials, Capital Markets)	7,136	393,581
Man Group plc (Financials, Capital Markets)	334,323	664,287
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	44,100	166,851
QinetiQ Group plc (Industrials, Aerospace & Defense)	47,700	169,314
Redrow plc (Consumer Discretionary, Household Durables)	24,200	163,478
Rentokil Initial plc (Industrials, Commercial Services & Supplies)	84,282	340,640
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	21,300	698,338
Royal Mail plc (Industrials, Air Freight & Logistics)	20,900	95,905
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	17,324	812,496
Smiths Group plc (Industrials, Industrial Conglomerates)	38,922	695,258
Tate & Lyle plc (Consumer Staples, Food Products)	15,700	135,096
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	3,600	161,099
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	331,543	626,426

		15,263,820

United States: 0.10%
WABCO Holdings Incorporated (Industrials, Machinery) †	937	100,681

Total Common Stocks (Cost $90,922,718)		96,697,441

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2018

Security name	Dividend yield		Shares	Value

Preferred Stocks: 1.38%

Brazil: 0.87%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	4.76%		13,600	$40,308
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels)	0.30		113,717	843,978

				884,286

Germany: 0.51%
Henkel AG & Company KGaA (Consumer Staples, Household Products)	1.98		4,766	521,359

Total Preferred Stocks (Cost $1,242,305)				1,405,645

		Expiration date
Rights: 0.00%

Spain: 0.00%
Banco Santander SA (Financials, Banks) †		01-30-2019	29,500	1,146

Total Rights (Cost $1,188)				1,146

Warrants: 0.54%

United Kingdom: 0.54%
HSBC Bank plc (Financials, Banks) †(a)		10-29-2019	40,387	545,705

Total Warrants (Cost $570,474)				545,705

	Yield
Short-Term Investments: 3.19%

Investment Companies: 3.19%
Securities Lending Cash Investments LLC (l)(r)(u)	2.33		592,358	592,418
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07		2,648,395	2,648,395

Total Short-Term Investments (Cost $3,240,811)				3,240,813

Total investments in securities (Cost $95,977,496)	100.33%	101,890,750
Other assets and liabilities, net	(0.33)	(339,393)

Total net assets	100.00%	$101,551,357

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
GDR	Global depositary receipt

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Diversified International Fund	21

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
2,040,244 USD	1,743,000 EUR	Goldman Sachs	12-5-2018	$60,861	$0
2,541,786 USD	1,966,000 GBP	Morgan Stanley	12-5-2018	25,164	0

				$86,025	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	798,430	29,236,962	29,443,034	592,358	$615	$0	$51,422	$592,418
Wells Fargo Government Money Market Fund Select Class	2,773,394	35,654,835	35,779,834	2,648,395	0	0	53,483	2,648,395

					$615	$0	$104,905	$3,240,813	3.19%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified International Fund	Statement of assets and liabilities—October 31, 2018

Assets
Investments in unaffiliated securities (including $563,144 of securities loaned), at value (cost $92,736,685)	$98,649,937
Investments in affiliated securities, at value (cost $3,240,811)	3,240,813
Cash	25,085
Foreign currency, at value (cost $422,072)	413,980
Receivable for investments sold	162,865
Receivable for Fund shares sold	21,096
Receivable for dividends	445,808
Receivable for securities lending income	152
Unrealized gains on forward foreign currency contracts	86,025
Prepaid expenses and other assets	39,520

Total assets	103,085,281

Liabilities
Payable upon receipt of securities loaned	591,768
Payable for investments purchased	499,622
Custodian and accounting fees payable	228,721
Payable for Fund shares redeemed	98,850
Management fee payable	43,832
Administration fees payable	13,086
Distribution fees payable	1,561
Trustees’ fees and expenses payable	812
Accrued expenses and other liabilities	55,672

Total liabilities	1,533,924

Total net assets	$101,551,357

NET ASSETS CONSIST OF
Paid-in capital	$101,495,292
Total distributable earnings	56,065

Total net assets	$101,551,357

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$54,357,658
Shares outstanding – Class A1	4,474,478
Net asset value per share – Class A	$12.15
Maximum offering price per share – Class A2	$12.89
Net assets – Class C	$2,340,458
Shares outstanding – Class C1	210,481
Net asset value per share – Class C	$11.12
Net assets – Class R6	$27,692,490
Shares outstanding – Class R6[1]	2,219,999
Net asset value per share – Class R6	$12.47
Net assets – Administrator Class	$12,557,135
Shares outstanding – Administrator Class[1]	1,014,233
Net asset value per share – Administrator Class	$12.38
Net assets – Institutional Class	$4,603,616
Shares outstanding – Institutional Class[1]	398,006
Net asset value per share – Institutional Class	$11.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2018	Wells Fargo Diversified International Fund	23

Investment income
Dividends (net of foreign withholding taxes of $377,018)	$3,472,689
Income from affiliated securities	104,905

Total investment income	3,577,594

Expenses
Management fee	1,022,357
Administration fees
Class A	130,622
Class C	7,193
Class R	2 [1]
Class R6	10,104
Administrator Class	18,134
Institutional Class	9,125
Shareholder servicing fees
Class A	155,502
Class C	8,563
Class R	3 [1]
Administrator Class	34,874
Distribution fees
Class C	25,689
Class R	3 [1]
Custody and accounting fees	214,595
Professional fees	48,049
Registration fees	102,312
Shareholder report expenses	52,175
Trustees’ fees and expenses	22,082
Other fees and expenses	40,031

Total expenses	1,901,415
Less: Fee waivers and/or expense reimbursements	(446,130)

Net expenses	1,455,285

Net investment income	2,122,309

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	5,432,901
Affiliated securities	615
Forward foreign currency contracts	120,580

Net realized gains on investments	5,554,096

Net change in unrealized gains (losses) on:
Unaffiliated securities	(15,136,226)
Forward foreign currency contracts	71,044

Net change in unrealized gains (losses) on investments	(15,065,182)

Net realized and unrealized gains (losses) on investments	(9,511,086)

Net decrease in net assets resulting from operations	$(7,388,777)

[1]

For the period from November 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified International Fund	Statement of changes in net assets

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$2,122,309		$2,082,375
Net realized gains on investments		5,554,096		2,921,588
Net change in unrealized gains (losses) on investments		(15,065,182)		19,371,292

Net increase (decrease) in net assets resulting from operations		(7,388,777)		24,375,255

Distributions to shareholders from net investment income and net realized gains
Class A		(1,577,710)		(1,161,061)
Class C		(73,033)		(54,176)
Class R		0 [2]		(434)
Class R6		(864,807)		(131,270)
Administrator Class		(347,079)		(197,876)
Institutional Class		(286,387)		(625,514)

Total distributions to shareholders		(3,149,016)		(2,170,331)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	108,681	1,454,360	135,356	1,651,415
Class C	31,556	401,935	59,340	667,474
Class R6	322,912	4,341,223	2,005,822	25,485,197
Administrator Class	204,027	2,787,392	381,177	4,685,042
Institutional Class	48,181	616,951	807,153	8,925,286

		9,601,861		41,414,414

Reinvestment of distributions
Class A	115,936	1,551,227	104,664	1,141,882
Class C	5,516	67,961	5,009	50,389
Class R	0 [2]	0 [2]	40	434
Class R6	63,155	863,957	11,794	131,270
Administrator Class	25,476	346,979	12,354	137,133
Institutional Class	22,284	283,005	59,475	619,734

		3,113,129		2,080,842

Payment for shares redeemed
Class A	(555,196)	(7,393,677)	(945,211)	(11,188,195)
Class B	N/A	N/A	(870)[3]	(9,339)[3]
Class C	(157,841)	(1,925,792)	(161,156)	(1,827,608)
Class R	(2,309)[2]	(31,119)[2]	0	0
Class R6	(623,428)	(8,441,251)	(47,567)	(608,453)
Administrator Class	(220,724)	(2,992,288)	(481,500)	(5,617,290)
Institutional Class	(306,981)	(3,843,466)	(2,524,974)	(30,049,009)

		(24,627,593)		(49,299,894)

Net decrease in net assets resulting from capital share transactions		(11,912,603)		(5,804,638)

Total increase (decrease) in net assets		(22,450,396)		16,400,286

Net assets
Beginning of period		124,001,753		107,601,467

End of period		$101,551,357		$124,001,753

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $2,927,725. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from November 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

[3]	For the period from November 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	25

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.39	$11.08	$11.65	$12.01	$12.25
Net investment income	0.21	0.19	0.17	0.13 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	(1.12)	2.34	(0.63)	(0.21)	(0.29)

Total from investment operations	(0.91)	2.53	(0.46)	(0.08)	(0.05)
Distributions to shareholders from
Net investment income	(0.33)	(0.22)	(0.11)	(0.28)	(0.19)
Net asset value, end of period	$12.15	$13.39	$11.08	$11.65	$12.01
Total return[2]	(7.00)%	23.27%	(3.96)%	(0.66)%	(0.49)%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.80%	1.79%	1.85%	1.76%
Net expenses	1.35%	1.35%	1.35%	1.40%	1.41%
Net investment income	1.61%	1.64%	1.67%	1.07%	1.93%
Supplemental data
Portfolio turnover rate	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$54,358	$64,347	$61,031	$73,891	$24,921

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.27	$10.16	$10.74	$11.08	$11.35
Net investment income	0.10 [1]	0.10 [1]	0.10 [1]	0.04 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(1.02)	2.15	(0.60)	(0.20)	(0.27)

Total from investment operations	(0.92)	2.25	(0.50)	(0.16)	(0.14)
Distributions to shareholders from
Net investment income	(0.23)	(0.14)	(0.08)	(0.18)	(0.13)
Net asset value, end of period	$11.12	$12.27	$10.16	$10.74	$11.08
Total return[2]	(7.76)%	22.51%	(4.72)%	(1.44)%	(1.24)%
Ratios to average net assets (annualized)
Gross expenses	2.46%	2.55%	2.54%	2.60%	2.51%
Net expenses	2.10%	2.10%	2.10%	2.15%	2.16%
Net investment income	0.81%	0.92%	1.01%	0.33%	1.15%
Supplemental data
Portfolio turnover rate	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$2,340	$4,066	$4,351	$3,573	$1,616

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	27

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2018	2017	2016	2015[1]
Net asset value, beginning of period	$13.71	$11.33	$11.87	$11.13
Net investment income	0.31	0.30 [2]	0.26 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	(1.18)	2.34	(0.68)	0.74

Total from investment operations	(0.87)	2.64	(0.42)	0.74
Distributions to shareholders from
Net investment income	(0.37)	(0.26)	(0.12)	0.00
Net asset value, end of period	$12.47	$13.71	$11.33	$11.87
Total return[4]	(6.61)%	23.88%	(3.55)%	6.65%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.34%	1.36%	1.46%
Net expenses	0.89%	0.89%	0.89%	0.89%
Net investment income	2.11%	2.37%	2.30%	0.05%
Supplemental data
Portfolio turnover rate	39%	42%	50%	31%
Net assets, end of period (000s omitted)	$27,692	$33,698	$5,523	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.64	$11.28	$11.87	$12.23	$12.47
Net investment income	0.23 [1]	0.22 [1]	0.20 [1]	0.16 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	(1.15)	2.37	(0.66)	(0.22)	(0.30)

Total from investment operations	(0.92)	2.59	(0.46)	(0.06)	(0.04)
Distributions to shareholders from
Net investment income	(0.34)	(0.23)	(0.13)	(0.30)	(0.20)
Net asset value, end of period	$12.38	$13.64	$11.28	$11.87	$12.23
Total return	(6.94)%	23.46%	(3.90)%	(0.46)%	(0.39)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.72%	1.71%	1.72%	1.60%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.73%	1.79%	1.83%	1.31%	2.10%
Supplemental data
Portfolio turnover rate	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$12,557	$13,714	$12,334	$10,540	$7,283

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	29

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.84	$10.61	$11.14	$11.50	$11.79
Net investment income	0.25 [1]	0.23 [1]	0.23 [1]	0.17 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	(1.07)	2.25	(0.63)	(0.20)	(0.27)

Total from investment operations	(0.82)	2.48	(0.40)	(0.03)	(0.01)
Distributions to shareholders from
Net investment income	(0.45)	(0.25)	(0.13)	(0.33)	(0.28)
Net asset value, end of period	$11.57	$12.84	$10.61	$11.14	$11.50
Total return	(6.68)%	23.91%	(3.63)%	(0.23)%	(0.18)%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.49%	1.46%	1.47%	1.33%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	1.97%	2.02%	2.16%	1.45%	2.23%
Supplemental data
Portfolio turnover rate	39%	42%	50%	31%	33%
Net assets, end of period (000s omitted)	$4,604	$8,146	$24,328	$7,106	$2,683

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Diversified International Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting (“FASB”) Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source

Notes to financial statements	Wells Fargo Diversified International Fund	31

at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are

32	Wells Fargo Diversified International Fund	Notes to financial statements

valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $97,392,079 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$13,779,947
Gross unrealized losses	(9,195,251)
Net unrealized gains	$4,584,696

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $6,769,927 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Diversified International Fund	33

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,357,443	$0	$0	$1,357,443
Austria	419,988	0	0	419,988
Belgium	661,003	0	0	661,003
Brazil	2,193,541	0	0	2,193,541
Canada	2,791,576	0	0	2,791,576
China	3,285,661	0	0	3,285,661
Denmark	799,423	0	0	799,423
Finland	475,196	0	0	475,196
France	8,668,805	0	0	8,668,805
Germany	15,728,416	0	0	15,728,416
Hong Kong	2,002,929	0	0	2,002,929
Hungary	65,079	0	0	65,079
India	685,185	0	0	685,185
Indonesia	368,337	0	0	368,337
Ireland	2,828,834	0	0	2,828,834
Israel	1,092,101	0	0	1,092,101
Italy	3,802,022	0	0	3,802,022
Japan	13,097,278	0	0	13,097,278
Luxembourg	94,155	0	0	94,155
Malaysia	507,716	0	0	507,716
Netherlands	6,280,232	0	0	6,280,232
Norway	1,110,485	0	0	1,110,485
Russia	1,406,670	0	0	1,406,670
Singapore	1,022,294	0	0	1,022,294
South Africa	755,392	0	0	755,392
South Korea	1,837,977	0	0	1,837,977
Spain	594,192	0	0	594,192
Sweden	505,924	0	0	505,924
Switzerland	6,236,603	0	0	6,236,603
Taiwan	331,698	0	0	331,698
Thailand	326,785	0	0	326,785
United Kingdom	15,263,820	0	0	15,263,820
United States	100,681	0	0	100,681

Preferred stocks
Brazil	884,286	0	0	884,286
Germany	521,359	0	0	521,359

Rights
Spain	0	1,146	0	1,146

Warrants
United Kingdom	0	545,705	0	545,705

Short-term investments
Investment companies	2,648,395	592,418	0	3,240,813
	100,751,481	1,139,269	0	101,890,750
Forward foreign currency contracts	0	86,025	0	86,025
Total assets	$100,751,481	$1,225,294	$0	$101,976,775

34	Wells Fargo Diversified International Fund	Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. All other assets and liabilities are reported at their market value at measurement date.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the Fund as follows. Artisan Partners Limited Partnership and LSV Asset Management are not affiliates of Funds Management.

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.89% for Class R6 shares, 1.25% for Administrator Class shares, and 0.99% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

Notes to financial statements	Wells Fargo Diversified International Fund	35

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $667 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $45,543,938 and $57,146,849, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2018, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $326,735 and $4,585,738 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$60,861	$0	$0	$60,861
Morgan Stanley	25,164	0	0	25,164

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

36	Wells Fargo Diversified International Fund	Notes to financial statements

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,149,016 and $2,170,331 of ordinary income for the years ended October 31, 2018 and October 31, 2017, respectively.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,254,899	$4,571,093	$(6,769,927)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

Net investment income
Class A	$1,161,061
Class C	54,176
Class R	434
Class R6	131,270
Administrator Class	197,876
Institutional Class	625,514

9. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Diversified International Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified International Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

38	Wells Fargo Diversified International Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.17% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $3,149,016 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified International Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40	Wells Fargo Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Diversified International Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

42	Wells Fargo Diversified International Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified International Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified International Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; (iii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”); and (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”). The sub-advisory agreements with WellsCap, Artisan and LSV (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and WellsCap are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

Other information (unaudited)	Wells Fargo Diversified International Fund	43

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review except the three-year period. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the MSCI EAFE Index (Net), for all periods under review except the three-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the three-year period under review. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the other funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except Class A. However, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of fees between them. The Board also considered that the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s length basis.

44	Wells Fargo Diversified International Fund	Other information (unaudited)

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to Artisan or LSV, as the sub-advisory fees paid to the Artisan and LSV had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates including WellsCap, and Artisan and LSV, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and Artisan, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or either Artisan or LSV were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Diversified International Fund	45

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318243 12-18 A237/AR237 10-18

Annual Report

October 31, 2018

Wells Fargo Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA®

Richard Peck, CFA®

Yi (Jerry) Zhang, Ph.D., CFA®

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EMGAX)	9-6-1994	(19.55)	(1.32)	6.83	(14.65)	(0.14)	7.46	1.56	1.56
Class C (EMGCX)	9-6-1994	(16.34)	(0.90)	6.66	(15.34)	(0.90)	6.66	2.31	2.31
Class R6 (EMGDX)	6-28-2013	–	–	–	(14.33)	0.30	7.91	1.13	1.13
Administrator Class (EMGYX)	9-6-1994	–	–	–	(14.57)	(0.03)	7.64	1.48	1.47
Institutional Class (EMGNX)	7-30-2010	–	–	–	(14.35)	0.25	7.88	1.23	1.20
MSCI EM Index (Net)[4]	–	–	–	–	(12.52)	0.78	7.84	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would have been higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.58% for Class A, 2.33% for Class C, 1.15% for Class R6, 1.46% for Administrator Class, and 1.19% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI EM Index (Net), for the 12-month period that ended October 31, 2018.

∎	Top detracting sectors included financials, materials, and energy. Among countries, detractors included China/Hong Kong and Russia.

∎	The largest relative contributors among sectors included consumer discretionary, health care, and real estate. Taiwan and Turkey were among the most notable contributors on a country basis.

Emerging market equities declined for most of the period.

Emerging market equities advanced through the end of calendar-year 2017 and well into January 2018 before reversing sharply for the remainder of the period. By the end of October 2018 they had fallen over 23% from their January high.

The strong equity market in late 2017 and early 2018 was a continuation of the uptrend that had been in place since early 2016, as earnings continued to improve and return on capital recovered from its 2015 trough. However, as the bull market wore on, market leadership became concentrated in a handful of companies. These were primarily large technology names in China, Taiwan, and Korea. We were underweight some of these companies due to valuation concerns.

In late January, investors became concerned that rising interest rates in the U.S. and a strong U.S. dollar would weigh on emerging market growth. Further, some companies and some governments in the emerging markets had taken on a significant amount of U.S.-dollar-denominated debt, raising concerns about potential defaults if the dollar rose too far. A further source of concern was the increasing trade tensions between the U.S., China, and a number of other countries. Increased sanctions pressure on Russia further weighed on the markets. As a result, earnings expectations, which had been rising for two years, began to soften and the market sagged.

Ten largest holdings (%) as of October 31, 2018[6]
Samsung Electronics Company Limited	4.84
China Mobile Limited	3.51
Taiwan Semiconductor Manufacturing Company Limited ADR	3.19
Tencent Holdings Limited	2.67
Uni-President Enterprises Company	2.18
AIA Group Limited	2.00
Reliance Industries Limited GDR	1.99
Taiwan Semiconductor Manufacturing Company Limited	1.81
Fomento Economico Mexicano SAB de CV ADR	1.75
Alibaba Group Holding Limited ADR	1.74

We continued to emphasize high-quality companies in the Fund.

We continued to make changes in the Fund to ensure that it owned companies of the highest quality and to take advantage of valuation opportunities. Key new positions included China’s Xiaomi Corporation; iQIYI, Incorporated; and Meituan Dianping and Brazil’s Petrobras Distribuidora S.A. and BK Brasil Operacao e Assessoria a Restaurantes SA. Among the larger positions eliminated from the Fund were South Africa’s Clicks Group Limited and China’s Sogou Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	9

Sector distribution as of October 31, 2018[7]

Country allocation as of October 31, 2018[7]

In the Fund, positive stock selection in Taiwan, Chile, and the Philippines was offset by weaker results among stocks in China, Russia, and Brazil. Underweight positioning in Turkey helped performance, while allocation in Russia was a drag. In Taiwan, the Fund benefited from strong performances from companies such as Uni-President Enterprises Corporation and President Chain Store Corporation. In China, our biggest challenges were related to the Fund’s position in SINA Corporation, China Life Insurance Company Limited, and WH Group Limited. In Russia, the underperformance of Magnit PJSC was the main detractor from performance.

Among sectors, consumer discretionary was a key performance driver, led by Brazil’s B2W Companhia Digital; MercadoLibre, Incorporated; and China’s Li Ning Company Limited. Our underweight position in China’s Alibaba Group Holding Limited also contributed. We were underweight the relatively weak health care sector, which contributed to our relative performance. The Fund lagged in the financials sector, as both China Life Insurance and Samsung Life Insurance Company Limited lagged. Our underweight in the materials sector, coupled with the underperformance of a number of Indian cement companies, also affected performance.

The stronger U.S. dollar, higher interest rates, and receding global liquidity, combined with trade sanctions and tariff wars, took the gloss off the near-term prospects for emerging market assets. We agree that a dose of caution is warranted, but as we survey the landscape, we find that these risks are increasingly reflected in the market and there is reason for optimism.

After several months of adjustment following the market highs in January, we currently consider the risks in emerging markets to be well balanced. In the near term, we are wary of tighter financial conditions and trade tension volatility. But as investors return to examining company fundamentals, we are confident that our disciplined and process-driven strategy, based on investing in companies that have the potential to create long-term shareholder value and are trading at attractive levels, will help insulate the Fund’s holdings from unforeseen shocks while allowing the Fund to potentially benefit from the underlying growth dynamic in emerging markets.

Please see footnotes on page 7.

10	Wells Fargo Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$832.42	$7.30	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03	1.58%
Class C
Actual	$1,000.00	$829.12	$10.74	2.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.46	$11.82	2.33%
Class R6
Actual	$1,000.00	$833.96	$5.32	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Administrator Class
Actual	$1,000.00	$832.90	$6.75	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%
Institutional Class
Actual	$1,000.00	$834.28	$5.50	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2018	Wells Fargo Emerging Markets Equity Fund	11

Security name	Shares	Value

Common Stocks: 93.88%

Argentina: 0.51%
MercadoLibre Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	54,600	$17,717,700

Brazil: 8.57%
Ambev SA ADR (Consumer Staples, Beverages)	4,477,000	19,385,410
Atacadao Distribuicao Comercio e Industria Limitada (Consumer Staples, Food & Staples Retailing)	5,690,000	23,301,250
B2W Companhia Digital (Consumer Discretionary, Internet & Direct Marketing Retail) †	4,304,333	39,903,127
B3 SA Brasil Bolsa Balcao (Financials, Capital Markets)	6,823,005	48,658,485
Banco Bradesco SA ADR (Financials, Banks)	3,611,245	33,115,117
BK Brasil Operacao e Assessoria a Restaurantes SA (Consumer Discretionary, Hotels, Restaurants & Leisure) †	3,215,794	13,894,926
BRF Brazil Foods SA ADR (Consumer Staples, Food Products) «†	4,618,092	27,339,105
Hapvida Participacoes e Investimentos SA (Health Care, Health Care Providers & Services) 144A†	1,243,107	8,511,183
IRB-Brasil Resseguros SA (Financials, Insurance)	895,669	17,439,252
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	3,014,250	30,454,333
Multiplan Empreendimentos Imobiliarios SA (Real Estate, Real Estate Management & Development)	2,281,906	14,102,872
Petrobras Distribuidora SA (Consumer Discretionary, Specialty Retail)	1,247,300	8,037,150
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	791,600	13,362,438

		297,504,648

Chile: 1.85%
AES Gener SA (Utilities, Independent Power & Renewable Electricity Producers)	15,613,250	4,425,966
Banco Santander Chile SA ADR (Financials, Banks)	1,068,392	31,474,828
SACI Falabella (Consumer Discretionary, Multiline Retail)	3,737,228	28,216,943

		64,117,737

China: 29.70%
51job Incorporated ADR (Industrials, Professional Services) †	539,441	33,127,072
A Living Services Company Limited H Shares (Industrials, Commercial Services & Supplies) †	4,233,295	5,128,355
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	424,037	60,331,984
Baidu Incorporated ADR (Communication Services, Interactive Media & Services) †	131,540	25,000,492
Best Incorporated ADR (Industrials, Air Freight & Logistics) «†	3,445,781	21,673,962
Bilibili Incorporated ADR (Information Technology, Software) «†	1,757,845	23,730,908
China Distance Education ADR (Consumer Discretionary, Diversified Consumer Services)	973,710	7,039,923
China Life Insurance Company Limited H shares (Financials, Insurance)	29,418,290	58,596,866
China Literature Limited (Consumer Discretionary, Internet & Direct Marketing Retail) «144A†	1,052,768	5,685,413
China MeiDong Auto Holdings Limited (Consumer Discretionary, Specialty Retail)	17,644,000	6,974,847
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	13,050,165	121,982,045
China Rapid Finance Limited ADR (Financials, Consumer Finance) «†	1,326,299	3,302,485
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	26,974,000	46,298,439
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	1,263,132	42,037,033
Greentree Hospitality Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure) †	1,224,841	12,309,652
Gridsum Holding Incorporated ADR (Information Technology, Software) †	501,040	2,690,585
Hengan International Group Company Limited (Consumer Staples, Personal Products)	5,017,000	39,729,366
Hua Medicine Limited (Health Care, Pharmaceuticals) 144A†	7,244,736	6,429,952
Huami Corporation ADR (Information Technology, Electronic Equipment, Instruments & Components) †	1,253,313	11,705,943
iQIYI Incorporated ADR (Information Technology, Internet Software & Services) «†	797,083	15,654,710
Jianpu Technology Incorporated ADR (Financials, Consumer Finance) †	2,623,740	13,066,225
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	30,984,207	29,000,960
Meituan Dianping (Consumer Discretionary, Internet & Direct Marketing Retail) «†	1,780,700	11,512,633

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

China (continued)
New Oriental Education & Technology Group Incorporated ADR (Consumer Discretionary, Diversified Consumer Services) †	974,913	$57,042,160
Pinduoduo Incorporated ADR (Consumer Discretionary, Internet & Direct Marketing Retail) «†	143,141	2,526,439
PPDAI Group Incorporated ADR (Financials, Consumer Finance) †	2,864,705	16,357,466
Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	18,024,000	16,111,840
SINA Corporation (Information Technology, Internet Software & Services) †	919,907	58,239,312
Tencent Holdings Limited (Communication Services, Interactive Media & Services)	2,723,800	92,739,000
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	7,600,000	29,995,091
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	6,124,738	29,766,227
Want Want China Holdings Limited (Consumer Staples, Food Products)	50,204,000	35,851,083
Weibo Corporation ADR (Information Technology, Internet Software & Services) «†	652,376	38,496,708
Wise Talent Information Technology Company Limited (Information Technology, Internet Software & Services) †	1,648,460	5,391,899
Xiaomi Corporation Class B (Information Technology, Technology Hardware, Storage & Peripherals) «144A†	20,689,400	32,134,468
Zhou Hei Ya International Holding Company Limited (Consumer Staples, Food Products) «	25,803,626	13,260,555

		1,030,922,098

Colombia: 0.47%
Bancolombia SA ADR (Financials, Banks)	442,400	16,342,256

Hong Kong: 4.76%
AIA Group Limited (Financials, Insurance)	9,156,400	69,298,113
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,214,250	9,436,713
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	24,590,500	26,873,493
WH Group Limited (Consumer Staples, Food Products) 144A	85,155,500	59,615,745

		165,224,064

India: 8.60%
AU Small Finance Bank Limited (Financials, Consumer Finance) 144A	451,041	3,388,983
Bajaj Finance Limited (Financials, Consumer Finance)	420,281	13,541,693
Bandhan Bank Limited (Financials, Banks) 144A	1,416,131	7,473,732
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	2,618,728	10,353,440
Bharti Infratel Limited (Telecommunication Services, Diversified Telecommunication Services)	2,873,851	10,464,323
Dalmia Bharat Limited (Materials, Construction Materials)	312,329	8,872,940
Fortis Healthcare Limited (Health Care, Health Care Providers & Services) †	5,634,970	10,695,355
HDFC Bank Limited ADR (Financials, Banks)	123,826	11,009,370
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	1,115,700	26,694,871
ICICI Bank Limited ADR (Financials, Banks)	2,121,952	20,137,324
Indusind Bank Limited (Financials, Banks)	817,217	15,749,759
ITC Limited (Consumer Staples, Tobacco)	9,678,960	36,663,421
Kotak Mahindra Bank Limited (Financials, Banks)	1,057,262	16,001,552
Laurus Labs Limited (Health Care, Pharmaceuticals) 144A	455,595	2,100,068
Max Financial Services Limited (Financials, Insurance)	925,389	4,720,491
Oberoi Realty Limited (Real Estate, Real Estate Management & Development)	1,064,750	6,095,908
PNB Housing Finance Limited (Financials, Thrifts & Mortgage Finance) 144A	191,606	2,073,734
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	2,413,174	68,896,118
SBI Life Insurance Company Limited (Financials, Insurance) 144A	914,273	6,928,915
SH Kelkar & Company Limited (Materials, Chemicals)	1,314,144	2,991,013
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	13,534,768

		298,387,778

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Emerging Markets Equity Fund	13

Security name	Shares	Value

Indonesia: 2.01%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	19,151,000	$9,951,843
PT Bank Central Asia Tbk (Financials, Banks)	11,349,500	17,656,022
PT Blue Bird Tbk (Industrials, Road & Rail)	13,605,309	2,550,576
PT Link Net Tbk (Telecommunication Services, Diversified Telecommunication Services)	38,278,161	11,053,519
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	10,474,600	3,341,675
PT Telekomunikasi Indonesia Persero Tbk ADR (Telecommunication Services, Diversified Telecommunication Services) «	997,754	25,143,401

		69,697,036

Luxembourg: 0.27%
Biotoscana Investments SA (Health Care, Biotechnology) †	1,156,551	2,980,337
PLAY Communications SA (Telecommunication Services, Wireless Telecommunication Services)	1,473,299	6,335,284

		9,315,621

Malaysia: 0.89%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,780,900	15,402,511
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	14,496,300	15,554,639

		30,957,150

Mexico: 5.55%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	1,537,320	22,122,035
Banco Santander Mexico ADR (Financials, Banks)	2,095,333	13,158,691
Becle SAB de CV ADR (Consumer Staples, Beverages)	12,913,925	15,887,117
Cemex SAB de CV ADR (Materials, Construction Materials) †	2,111,848	10,643,714
Fibra Uno Administracion SAB de CV (Real Estate, Equity REITs)	35,186,872	37,675,629
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	713,120	60,665,118
Grupo Financiero Banorte SAB de CV (Financials, Banks)	3,123,188	17,218,605
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	5,967,100	15,257,587

		192,628,496

Peru: 0.43%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,082,495	14,981,731

Philippines: 0.91%
Ayala Corporation (Financials, Diversified Financial Services)	727,624	12,511,243
San Miguel Food And Beverage Incorporated (Consumer Staples, Food Products)	3,495,810	5,553,572
SM Investments Corporation (Industrials, Industrial Conglomerates)	812,873	13,673,221

		31,738,036

Russia: 2.81%
Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	461,249	34,455,300
Magnit (Consumer Staples, Food & Staples Retailing) (a)	150,816	8,218,548
Sberbank PJSC ADR (Financials, Banks)	1,461,195	17,242,101
Yandex NV Class A (Communication Services, Interactive Media & Services) †	1,245,106	37,515,044

		97,430,993

Singapore: 0.18%
Sea Limited ADR (Information Technology, Software) «†	469,342	6,124,913

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

South Africa: 2.94%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) «	958,071	$9,015,448
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	3,062,643	17,749,939
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	2,598,100	31,753,088
Standard Bank Group Limited (Financials, Banks)	1,660,190	18,380,534
Tiger Brands Limited (Consumer Staples, Food Products)	1,405,333	25,108,807

		102,007,816

South Korea: 11.00%
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	3,674,813	50,859,412
KT&G Corporation (Consumer Staples, Tobacco)	234,091	20,850,543
Naver Corporation (Information Technology, Internet Software & Services)	505,000	50,741,521
Netmarble Games Corporation (Information Technology, Software) 144A	23,102	2,270,566
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	4,511,800	167,873,564
Samsung Life Insurance Company Limited (Financials, Insurance)	625,337	50,485,722
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	643,500	38,512,307

		381,593,635

Taiwan: 9.13%
104 Corporation (Industrials, Professional Services)	1,655,000	8,183,272
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	4,479,881	32,937,108
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	2,400,000	27,069,127
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	8,285,224	62,655,283
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	2,902,852	110,598,661
Uni-President Enterprises Company (Consumer Staples, Food Products)	31,212,368	75,552,027

		316,995,478

Thailand: 2.61%
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)	2,533,139	10,659,816
PTT PCL (Energy, Oil, Gas & Consumable Fuels)	14,459,000	21,699,405
Siam Commercial Bank PCL (Financials, Banks)	7,805,100	32,374,095
Thai Beverage PCL (Consumer Staples, Beverages)	56,927,000	25,686,294

		90,419,610

Turkey: 0.07%
Avivasa Emeklilik Ve Hayat AS (Financials, Insurance)	1,246,853	2,587,572

United Arab Emirates: 0.05%
Emaar Malls Group (Real Estate, Real Estate Management & Development)	3,773,147	1,879,820

United Kingdom: 0.57%
Standard Chartered plc (Financials, Banks)	2,805,244	19,703,222

Total Common Stocks (Cost $2,957,632,739)		3,258,277,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Emerging Markets Equity Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) †(a)	6.50%	4-15-2018	$303,000	$0

Total Convertible Debentures (Cost $160,691)				0

	Dividend yield		Shares
Preferred Stocks: 1.54%

Brazil: 1.54%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.46		10,600,093	53,548,770

Total Preferred Stocks (Cost $43,843,242)				53,548,770

		Expiration date
Rights: 0.00%

Chile: 0.00%
Saci Falabella Right (Consumer Discretionary, Multiline Retail) †		11-17-2018	129,458	13,020

Total Rights (Cost $0)				13,020

	Yield
Short-Term Investments: 9.76%

Investment Companies: 9.76%
Securities Lending Cash Investments LLC (l)(r)(u)	2.33		175,500,204	175,517,754
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07		163,110,726	163,110,726

Total Short-Term Investments (Cost $338,628,480)				338,628,480

Total investments in securities (Cost $3,340,265,152)	105.18%	3,650,467,680
Other assets and liabilities, net	(5.18)	(179,907,456)

Total net assets	100.00%	$3,470,560,224

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	123,189,507	1,180,335,560	1,128,024,863	175,500,204	$(1,445)	$(248)	$4,001,006	$175,517,754
Wells Fargo Government Money Market Fund Select Class	263,185,940	570,153,291	670,228,505	163,110,726	0	0	2,508,169	163,110,726

					$(1,445)	$(248)	$6,509,175	$338,628,480	9.76%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2018	Wells Fargo Emerging Markets Equity Fund	17

Assets
Investments in unaffiliated securities (including $170,991,492 of securities loaned), at value (cost $3,001,636,672)	$3,311,839,200
Investments in affiliated securities, at value (cost $338,628,480)	338,628,480
Foreign currency, at value (cost $2,654,558)	1,672,712
Receivable for investments sold	3,988,881
Receivable for Fund shares sold	6,513,776
Receivable for dividends	1,860,615
Receivable for securities lending income	623,755
Prepaid expenses and other assets	96,162

Total assets	3,665,223,581

Liabilities
Payable upon receipt of securities loaned	175,508,680
Payable for investments purchased	10,020,497
Payable for Fund shares redeemed	3,597,784
Management fee payable	2,902,320
Administration fees payable	385,182
Distribution fee payable	32,781
Trustees’ fees and expenses payable	835
Accrued expenses and other liabilities	2,215,278

Total liabilities	194,663,357

Total net assets	$3,470,560,224

NET ASSETS CONSIST OF
Paid-in capital	$3,378,908,297
Total distributable earnings	91,651,927

Total net assets	$3,470,560,224

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$201,515,165
Shares outstanding – Class A1	9,525,008
Net asset value per share – Class A	$21.16
Maximum offering price per share – Class A2	$22.45
Net assets – Class C	$49,102,595
Shares outstanding – Class C1	2,772,128
Net asset value per share – Class C	$17.71
Net assets – Class R6	$326,130,983
Shares outstanding – Class R6[1]	14,755,111
Net asset value per share – Class R6	$22.10
Net assets – Administrator Class	$103,740,100
Shares outstanding – Administrator Class[1]	4,677,481
Net asset value per share – Administrator Class	$22.18
Net assets – Institutional Class	$2,790,071,381
Shares outstanding – Institutional Class[1]	126,257,882
Net asset value per share – Institutional Class	$22.10

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Fund	Statement of operations—year ended October 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $10,022,819)	$71,382,543
Securities lending income from affiliates, net	4,001,006
Income from affiliated securities	2,508,169

Total investment income	77,891,718

Expenses
Management fee	40,667,655
Administration fees
Class A	537,845
Class C	137,303
Class R6	99,488
Administrator Class	175,686
Institutional Class	4,167,652
Shareholder servicing fees
Class A	640,292
Class C	163,457
Administrator Class	336,484
Distribution fee
Class C	490,370
Custody and accounting fees	2,859,920
Professional fees	64,479
Registration fees	188,467
Shareholder report expenses	1,026,617
Trustees’ fees and expenses	23,125
Other fees and expenses	104,225

Total expenses	51,683,065
Less: Fee waivers and/or expense reimbursements	(2,215,448)

Net expenses	49,467,617

Net investment income	28,424,101

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	133,905,560
Affiliated securities	(1,445)

Net realized gains on investments	133,904,115

Net change in unrealized gains (losses) on:
Unaffiliated securities	(726,816,495)
Affiliated securities	(248)

Net change in unrealized gains (losses) on investments	(726,816,743)

Net realized and unrealized gains (losses) on investments	(592,912,628)

Net decrease in net assets resulting from operations	$(564,488,527)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Emerging Markets Equity Fund	19

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$28,424,101		$21,306,015
Net realized gains (losses) on investments		133,904,115		(18,464,395)
Net change in unrealized gains (losses) on investments		(726,816,743)		680,820,622

Net increase (decrease) in net assets resulting from operations		(564,488,527)		683,662,242

Distributions to shareholders from net investment income and net realized gains
Class A		(404,835)		(5,313,014)
Class R6		(1,790,475)		(2,098,471)
Administrator Class		(661,746)		(1,140,541)
Institutional Class		(25,196,461)		(18,026,382)

Total distributions to shareholders		(28,053,517)		(26,578,408)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,350,584	33,600,538	6,942,787	140,950,802
Class C	291,733	6,178,273	442,470	8,292,373
Class R6	10,252,838	266,424,444	3,436,746	79,020,347
Administrator Class	1,081,213	28,234,197	1,621,779	36,816,903
Institutional Class	34,959,495	889,495,518	71,588,783	1,652,655,030

		1,223,932,970		1,917,735,455

Reinvestment of distributions
Class A	14,491	366,464	274,903	5,190,176
Class R6	67,570	1,778,432	105,864	2,085,516
Administrator Class	24,247	642,315	54,161	1,073,463
Institutional Class	911,147	23,990,497	841,119	16,578,453

		26,777,708		24,927,608

Payment for shares redeemed
Class A	(2,647,031)	(64,505,596)	(39,090,896)	(823,196,611)
Class B	N/A	N/A	(34,219)[2]	(614,939)[2]
Class C	(858,659)	(17,586,266)	(1,264,603)	(23,051,252)
Class R6	(2,986,490)	(77,195,964)	(5,032,929)	(110,185,480)
Administrator Class	(1,964,822)	(50,914,883)	(3,599,740)	(80,342,148)
Institutional Class	(41,331,810)	(1,076,350,034)	(25,803,379)	(588,537,786)

		(1,286,552,743)		(1,625,928,216)

Net increase (decrease) in net assets resulting from capital share transactions		(35,842,065)		316,734,847

Total increase (decrease) in net assets		(628,384,109)		973,818,681

Net assets
Beginning of period		4,098,944,333		3,125,125,652

End of period		$3,470,560,224		$4,098,944,333

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $13,070,041. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.83	$20.49	$18.09	$21.44	$21.77
Net investment income (loss)	0.07	(0.03)[1]	0.12	0.08	0.07
Net realized and unrealized gains (losses) on investments	(3.70)	4.50	2.38	(3.29)	(0.40)

Total from investment operations	(3.63)	4.47	2.50	(3.21)	(0.33)
Distributions to shareholders from
Net investment income	(0.04)	(0.13)	(0.10)	(0.14)	0.00
Net asset value, end of period	$21.16	$24.83	$20.49	$18.09	$21.44
Total return[2]	(14.65)%	21.99%	13.93%	(15.02)%	(1.52)%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.64%	1.64%	1.64%
Net expenses	1.57%	1.58%	1.60%	1.64%	1.64%
Net investment income (loss)	0.38%	(0.13)%	0.64%	0.37%	0.36%
Supplemental data
Portfolio turnover rate	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$201,515	$268,384	$874,625	$873,992	$1,502,597

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.92	$17.28	$15.28	$18.11	$18.53
Net investment loss	(0.08)[1]	(0.08)[1]	(0.02)[1]	(0.06)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	(3.13)	3.72	2.02	(2.77)	(0.34)

Total from investment operations	(3.21)	3.64	2.00	(2.83)	(0.42)
Net asset value, end of period	$17.71	$20.92	$17.28	$15.28	$18.11
Total return[2]	(15.34)%	21.06%	13.09%	(15.63)%	(2.27)%
Ratios to average net assets (annualized)
Gross expenses	2.33%	2.31%	2.39%	2.39%	2.39%
Net expenses	2.32%	2.31%	2.35%	2.39%	2.39%
Net investment loss	(0.38)%	(0.43)%	(0.12)%	(0.39)%	(0.42)%
Supplemental data
Portfolio turnover rate	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$49,103	$69,845	$71,900	$84,004	$138,169

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.00	$21.46	$19.00	$22.53	$22.86
Net investment income	0.23 [1]	0.17 [1]	0.23 [1]	0.19	0.21
Net realized and unrealized gains (losses) on investments	(3.92)	4.59	2.46	(3.46)	(0.44)

Total from investment operations	(3.69)	4.76	2.69	(3.27)	(0.23)
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.23)	(0.26)	(0.10)
Net asset value, end of period	$22.10	$26.00	$21.46	$19.00	$22.53
Total return	(14.33)%	22.53%	14.43%	(14.61)%	(1.01)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.14%	1.20%	1.19%	1.17%
Net expenses	1.15%	1.14%	1.17%	1.18%	1.17%
Net investment income	0.90%	0.76%	1.16%	0.84%	0.88%
Supplemental data
Portfolio turnover rate	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$326,131	$192,929	$191,250	$95,190	$35,967

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.08	$21.53	$18.99	$22.44	$22.79
Net investment income	0.12 [1]	0.10 [1]	0.15 [1]	0.12 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(3.90)	4.61	2.50	(3.46)	(0.44)

Total from investment operations	(3.78)	4.71	2.65	(3.34)	(0.31)
Distributions to shareholders from
Net investment income	(0.12)	(0.16)	(0.11)	(0.11)	(0.04)
Net asset value, end of period	$22.18	$26.08	$21.53	$18.99	$22.44
Total return	(14.57)%	22.10%	14.07%	(14.91)%	(1.36)%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.48%	1.56%	1.49%	1.48%
Net expenses	1.46%	1.46%	1.49%	1.48%	1.48%
Net investment income	0.48%	0.42%	0.76%	0.58%	0.57%
Supplemental data
Portfolio turnover rate	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$103,740	$144,421	$160,657	$181,224	$464,135

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.99	$21.46	$18.99	$22.52	$22.86
Net investment income	0.19	0.19 [1]	0.20 [1]	0.17	0.15
Net realized and unrealized gains (losses) on investments	(3.89)	4.55	2.49	(3.45)	(0.40)

Total from investment operations	(3.70)	4.74	2.69	(3.28)	(0.25)
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.22)	(0.25)	(0.09)
Net asset value, end of period	$22.10	$25.99	$21.46	$18.99	$22.52
Total return	(14.35)%	22.42%	14.40%	(14.66)%	(1.09)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.23%	1.31%	1.24%	1.21%
Net expenses	1.19%	1.20%	1.22%	1.22%	1.21%
Net investment income	0.75%	0.82%	1.04%	0.82%	0.77%
Supplemental data
Portfolio turnover rate	11%	13%	8%	8%	7%
Net assets, end of period (000s omitted)	$2,790,071	$3,423,366	$1,826,097	$2,146,675	$2,900,353

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a

26	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	27

applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $3,362,742,172 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$795,611,640
Gross unrealized losses	(507,886,132)
Net unrealized gains	$287,725,508

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $4,461,268 in short-term capital losses and $218,660,038 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Argentina	$17,717,700	$0	$0	$17,717,700
Brazil	297,504,648	0	0	297,504,648
Chile	64,117,737	0	0	64,117,737
China	1,030,922,098	0	0	1,030,922,098
Colombia	16,342,256	0	0	16,342,256
Hong Kong	165,224,064	0	0	165,224,064
India	298,387,778	0	0	298,387,778
Indonesia	69,697,036	0	0	69,697,036
Luxembourg	9,315,621	0	0	9,315,621
Malaysia	30,957,150	0	0	30,957,150
Mexico	192,628,496	0	0	192,628,496
Peru	14,981,731	0	0	14,981,731
Philippines	31,738,036	0	0	31,738,036
Russia	89,212,445	8,218,548	0	97,430,993
Singapore	6,124,913	0	0	6,124,913
South Africa	102,007,816	0	0	102,007,816
South Korea	381,593,635	0	0	381,593,635
Taiwan	316,995,478	0	0	316,995,478
Thailand	90,419,610	0	0	90,419,610
Turkey	2,587,572	0	0	2,587,572
United Arab Emirates	1,879,820	0	0	1,879,820
United Kingdom	19,703,222	0	0	19,703,222

Convertible debentures	0	0	0	0

Preferred stocks
Brazil	53,548,770	0	0	53,548,770

Rights
Chile	0	13,020	0	13,020

Short-term investments
Investment companies	163,110,726	175,517,754	0	338,628,480
Total assets	$3,466,718,358	$183,749,322	$0	$3,650,467,680

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.05% and declining to 0.945% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 1.02% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	29

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.58% for Class A shares, 2.33% for Class C shares, 1.15% for Class R6 shares, 1.46% for Administrator Class shares, and 1.19% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $26,261 from the sale of Class A shares and $82 in contingent deferred sales charges from redemptions of Class C. No contingent deferred sales charges were incurred by Class A shares for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $483,355,978 and $416,857,824, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or

30	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $28,053,517 and $26,578,408 of ordinary income for the years ended October 31, 2018 and October 31, 2017, respectively.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$28,090,110	$286,691,822	$(223,121,306)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

Net investment income
Class A	$5,313,014
Class R6	2,098,471
Administrator Class	1,140,541
Institutional Class	18,026,382

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. A fund that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Emerging Markets Equity Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Markets Equity Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

32	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $28,053,516 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2018, $354,772 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

36	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Emerging Markets Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Markets Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	37

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the MSCI Emerging Markets Index, for the three, five-and ten- year periods under review, but lower than its benchmark index for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in the range of the sum of these average rates for the expense Groups for Class A, Institutional Class and Class R6, but higher than the sum of these average rates for the expense Group for Administrator Class. The Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class, including Administrator Class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

38	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Emerging Markets Equity Fund	39

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318244 12-18 A238/AR238 10-18

Annual Report

October 31, 2018

Wells Fargo

Emerging Markets Equity Income Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative from the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Alison Shimada

Elaine Tse‡

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EQIAX)	5-31-2012	(14.65)	(0.98)	2.76	(9.47)	0.20	3.72	1.65	1.63
Class C (EQICX)	5-31-2012	(11.20)	(0.55)	2.94	(10.20)	(0.55)	2.94	2.40	2.38
Class R (EQIHX)	9-30-2015	–	–	–	(9.70)	(0.05)	3.46	1.90	1.88
Class R6 (EQIRX)	9-30-2015	–	–	–	(9.05)	0.65	4.16	1.22	1.18
Administrator Class (EQIDX)	5-31-2012	–	–	–	(9.29)	0.42	3.94	1.57	1.46
Institutional Class (EQIIX)	5-31-2012	–	–	–	(9.11)	0.61	4.13	1.32	1.23
MSCI EM Index (Net)[4]	–	–	–	–	(12.52)	0.78	3.30	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

‡	Ms. Tse became a portfolio manager of the Fund on April 13, 2018.

[1]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.62% for Class A, 2.37% for Class C, 1.87% for Class R, 1.17% for Class R6, 1.45% for Administrator Class, and 1.22% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since its inception with the MSCI EM Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the MSCI EM Index (Net), for the 12-month period that ended October 31, 2018.

∎	Stock selection within China/Hong Kong, Brazil, and South Africa drove outperformance during the period and was partially offset by positioning in India, Argentina, and Qatar.

∎

Stock selection within communication services, consumer discretionary, and information technology was also strong but partially offset by unfavorable stock selection within the industrials, financials, and energy sectors.

The Fund outperformed its benchmark during a weak absolute return market.

During the period, returns in emerging markets declined, reversing course from the previous year as volatility increased due to the uncertainty of a trade war between the U.S. and China, a strong dollar, and election cycles. Ten out of eleven sectors posted negative returns during the period, including consumer discretionary, real estate, and communication services. Energy was the only sector that advanced during the period, posting a 14.5% return. The majority of countries also declined during the period, including Turkey, Greece, and Pakistan. Qatar, Russia, and Peru advanced.

Against this backdrop, the portfolio outperformed the index due to strong stock selection, particularly in China/Hong Kong, Brazil, and South Africa. Within China/Hong Kong, the communication services sector was the leading contributor to relative returns given holdings in China Communications Services Corporation Limited and China Telecom Corporation Limited. The portfolio did not hold Tencent Holdings Limited or Baidu, Incorporated, as neither is eligible for inclusion in the portfolio due to below-average dividend yields, which was positive to relative returns as they declined 23.9% and 22.1%, respectively, during the period. Positive relative returns were offset by negative allocation and stock selection effects in India, Argentina, and Qatar. Bharat Petroleum Corporation Limited (India), Vedanta Limited (India), and Banco Macro S.A. (Argentina)* were among the leading detractors. In Qatar, we held no investments while the country led the index with a 37.3% return.

Ten largest holdings (%) as of October 31, 2018[6]
Taiwan Semiconductor Manufacturing Company Limited	3.86
Samsung Electronics Company Limited	3.48
China Construction Bank H Shares	2.72
Industrial & Commercial Bank of China Limited H Shares	2.42
China Mobile Limited	1.74
Lukoil PJSC ADR	1.72
B3 SA	1.66
Vale SA	1.57
Banco Bradesco SA	1.53
Infosys Limited	1.51

Sector distribution as of October 31, 2018[7]

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	9

Country allocation as of October 31, 2018[7]

The team increased its exposure to South Korea, Malaysia, and Poland, particularly within the financials sector given the prospect for rising rates, expansion of net interest margins, and higher investment portfolio returns in the case of insurance companies. On the other hand, we reduced exposure to Singapore, China/Hong Kong, and the Philippines as well as the consumer discretionary sector, particularly within China/Hong Kong for stock-specific reasons as well as a downdraft in consumption illustrated by a decline in retail year-over-year sales growth from 10.1% in March to below 9% from May through August.

Our investment outlook on the emerging market region remains constructive but volatility is expected to persist.

Given limited visibility into future potential corporate results, investors are focused on the certainty of earnings. Interest remained in the internet sector through the first half of 2018 on the strength of the U.S. economy and sustained performance of large U.S. technology companies. Performance became more balanced between growth and value stocks starting in the second half of the period, as we had expected. Concern over China’s world bargaining position has led us to take profit in certain stocks as trade tensions further escalated.

Volatility does provide opportunity and it is important to stay focused on the long-term growth prospects for emerging markets. Markets becoming oversold present attractive buy opportunities. We are positioned more defensively on a country basis, which gives us the opportunity to reconfirm our level of conviction on major holdings. Some themes we see going forward include state-owned enterprise and financial reform in China, rising internet penetration and e-commerce, environmental protection, and better-than-expected consumer spending despite uncertainty. Easing in China should support domestic liquidity and the overall economy, which, in turn, should support equity markets. Corporates are demonstrating disciplined and efficient capital allocation at this point in the cycle rather than chasing growth at any cost. Predictable inflation and interest rates, even if both increase, should be manageable for companies.

Dividends should help buffer against increasing volatility in the global markets and still comprise 30% to 40% of total return in emerging markets over the long term. Dividend payouts have been low in emerging markets but have been steadily rising due to disciplined capital expenditures, an improvement in business sentiment, changes in government policy, shareholder demand, and improvements in fundamentals. We also consider share buybacks in the equation of total shareholder returns. We reiterate that stock selectivity based on company specifics is critical as we move into 2019.

Please see footnotes on page 7.

10	Wells Fargo Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$859.59	$7.59	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.24	1.62%
Class C
Actual	$1,000.00	$856.24	$11.09	2.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.26	$12.03	2.37%
Class R
Actual	$1,000.00	$858.09	$8.76	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50	1.87%
Class R6
Actual	$1,000.00	$861.65	$5.49	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Administrator Class
Actual	$1,000.00	$860.16	$6.78	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.35	1.45%
Institutional Class
Actual	$1,000.00	$861.35	$5.72	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2018	Wells Fargo Emerging Markets Equity Income Fund	11

Security name	Shares	Value

Common Stocks: 87.83%

Brazil: 4.84%
B3 SA (Financials, Capital Markets)	1,231,000	$8,778,917
BB Seguridade Participacoes SA (Financials, Insurance)	568,796	4,047,217
Petrobras Distribuidora SA (Consumer Discretionary, Specialty Retail)	690,000	4,446,110
Vale SA (Materials, Metals & Mining)	541,974	8,258,859

		25,531,103

Cambodia: 0.49%
NagaCorp Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,828,000	2,582,072

Chile: 0.96%
Enel Americas SA ADR (Utilities, Electric Utilities)	644,907	5,081,867

China: 24.44%
Agricultural Bank of China Limited H Shares (Financials, Banks)	9,327,000	4,091,442
Agricultural Bank of China Limited Class A (Financials, Banks)	205,600	114,090
Bank of China Limited H Shares (Financials, Banks)	15,849,000	6,750,318
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	5,416,000	2,755,672
China Communications Construction Company Limited H Shares (Industrials, Construction & Engineering)	4,823,000	4,409,734
China Communications Services Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	7,892,000	6,380,464
China Construction Bank H Shares (Financials, Banks)	18,088,000	14,346,860
China Everbright International Limited (Industrials, Commercial Services & Supplies)	3,310,000	2,638,056
China Lesso Group Holdings Limited Class L (Industrials, Building Products)	6,342,000	3,340,044
China Life Insurance Company H Shares (Financials, Insurance)	1,086,000	2,163,151
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	981,500	9,174,242
China Overseas Land & Investment Limited (Real Estate, Real Estate Management & Development)	1,316,000	4,119,868
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	4,507,600	3,655,766
China Resources Land Limited (Real Estate, Real Estate Management & Development)	1,696,000	5,752,855
China State Construction Engineering Corporation Limited Class A (Industrials, Construction & Engineering)	79,800	61,560
China State Construction International Holdings (Industrials, Construction & Engineering)	4,408,000	3,142,167
China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	10,316,000	4,867,310
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	3,021,000	5,185,274
CRRC Corporation Limited H Shares (Industrials, Machinery)	4,640,000	4,070,824
Huaneng Power International Incorporated H Shares (Utilities, Independent Power & Renewable Electricity Producers)	4,598,000	2,562,279
Huayu Automotive Systems Company Limited Class A (Consumer Discretionary, Auto Components)	39,865	99,632
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	18,898,000	12,772,257
Inner Mongolia Yili Industrial Group Company Limited Class A (Consumer Staples, Food Products)	25,500	80,733
Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	8,222,000	5,231,834
Maanshan Iron and Steel Company H Shares (Materials, Metals & Mining)	5,464,000	2,926,415
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	7,408,000	5,422,366
PICC Property and Casualty Company Limited H Shares (Financials, Insurance)	7,545,000	7,312,212
Ping An Insurance Group Company H Shares (Financials, Insurance)	320,500	3,018,245
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	636,000	2,506,060

		128,951,730

Hong Kong: 1.76%
China Merchants Port Holdings Company Limited (Industrials, Transportation Infrastructure)	1,452,000	2,470,008
Chow Tai Fook Jewellery Company Limited (Consumer Discretionary, Specialty Retail)	4,938,200	4,326,148
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,510,000	2,483,770

		9,279,926

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

India: 5.67%
Bharat Petroleum Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	504,333	$1,876,287
Bharti Infratel Limited (Communication Services, Diversified Telecommunication Services)	695,991	2,534,256
Care Ratings Limited (Financials, Capital Markets)	19,818	287,843
Gail India Limited (Utilities, Gas Utilities)	1,088,115	5,507,161
HCL Technologies Limited (Information Technology, IT Services)	205,293	2,930,655
Hero Honda Motors Limited (Consumer Discretionary, Automobiles)	94,860	3,543,668
Infosys Limited (Information Technology, IT Services)	858,968	7,973,435
NTPC Limited (Utilities, Independent Power & Renewable Electricity Producers)	1,267,079	2,735,671
Vedanta Limited (Materials, Metals & Mining)	891,821	2,546,596

		29,935,572

Indonesia: 2.80%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	30,198,700	6,257,254
PT Cikarang Listrindo Tbk (Utilities, Independent Power & Renewable Electricity Producers)	20,298,200	1,194,994
PT Telekomunikasi Indonesia Persero Tbk (Communication Services, Diversified Telecommunication Services)	28,886,100	7,315,342

		14,767,590

Luxembourg: 0.80%
Ternium SA (Materials, Metals & Mining)	132,093	4,205,841

Malaysia: 3.26%
Bursa Malaysia Bhd (Financials, Capital Markets)	1,697,900	2,970,158
CIMB Group Holdings Bhd (Financials, Banks)	2,884,700	3,943,239
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,511,700	2,695,073
Public Bank Bhd (Financials, Banks)	632,900	3,720,717
Sime Darby Bhd (Industrials, Industrial Conglomerates)	7,337,900	3,857,899

		17,187,086

Mexico: 2.17%
Grupo Aeroportuario del Pacific SAB de CV (Industrials, Transportation Infrastructure)	475,094	3,951,233
Grupo Financiero Banorte SAB de CV (Financials, Banks)	473,700	2,611,579
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	1,901,328	4,861,604

		11,424,416

Peru: 1.07%
Credicorp Limited (Financials, Banks)	25,095	5,664,192

Poland: 1.14%
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	588,448	6,008,468

Russia: 3.42%
Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	121,178	9,051,997
Magnitogorsk Iron and Steel Works (Materials, Metals & Mining) (a)	3,981,725	2,897,796
Moscow Exchange (Financials, Capital Markets) (a)	2,220,004	2,962,074
Sberbank of Russia ADR (Financials, Banks)	266,617	3,146,081

		18,057,948

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Emerging Markets Equity Income Fund	13

Security name	Shares	Value

Singapore: 1.35%
BOC Aviation Limited (Industrials, Trading Companies & Distributors) 144A	637,700	$4,557,933
CapitaLand Retail China Trust (Real Estate, Equity REITs)	2,609,257	2,580,718

		7,138,651

South Africa: 3.70%
Absa Group Limited (Financials, Banks)	368,250	3,722,065
Growthpoint Properties Limited (Real Estate, Equity REITs)	3,105,474	4,767,937
Life Healthcare Group Holding Limited (Health Care, Health Care Providers & Services)	1,581,540	2,626,520
Mr Price Group Limited (Consumer Discretionary, Specialty Retail)	182,015	2,849,687
Sanlam Limited (Financials, Insurance)	573,015	2,884,399
The Bidvest Group Limited (Industrials, Industrial Conglomerates)	214,164	2,667,813

		19,518,421

South Korea: 12.86%
Coway Company Limited (Consumer Discretionary, Household Durables)	55,318	3,412,624
Hana Financial Group Incorporated (Financials, Banks)	67,632	2,273,095
Hyundai Motor Company (Consumer Discretionary, Automobiles)	52,991	4,952,430
Hyundai Robotics Company Limited (Industrials, Machinery) †	7,689	2,405,448
KB Financial Group Incorporated (Financials, Banks)	123,868	5,152,335
Korea Electric Power Corporation (Utilities, Electric Utilities)	103,139	2,452,781
Korean Reinsurance Company (Financials, Insurance)	484,164	4,117,019
NH Investment & Securities Company Limited (Financials, Capital Markets)	228,849	2,440,012
POSCO (Materials, Metals & Mining)	14,056	3,182,351
S-Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	24,694	2,687,075
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	493,304	18,354,692
Samsung Fire & Marine Insurance (Financials, Insurance)	13,385	3,271,223
SK Innovation Company Limited (Energy, Oil, Gas & Consumable Fuels)	29,824	5,587,665
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	32,189	7,570,227

		67,858,977

Taiwan: 11.28%
Advantech Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	736,000	5,066,347
Asustek Computer Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	375,000	2,775,264
Cathay Financial Holding Company (Financials, Insurance)	2,472,000	3,914,553
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,172,603	2,345,737
CTBC Financial Holding Company Limited (Financials, Banks)	5,124,130	3,419,619
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	742,000	3,117,345
Formosa Plastics Corporation (Materials, Chemicals)	1,084,000	3,538,248
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,811,704	4,613,718
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	571,000	4,198,122
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,692,000	20,357,690
TECO Electric & Machinery Company Limited (Industrials, Electrical Equipment)	4,342,000	2,490,725
Uni-President Enterprises Company (Consumer Staples, Food Products)	1,518,000	3,674,440

		59,511,808

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2018

Security name			Shares	Value

Thailand: 2.96%
Bangkok Bank PCL (Financials, Banks)			1,063,400	$6,800,627
Land & Houses PCL (Real Estate, Real Estate Management & Development)			8,386,900	2,605,884
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			1,969,500	2,955,735
Thai Beverage PCL (Consumer Staples, Beverages)			7,274,100	3,282,181

				15,644,427

United Arab Emirates: 0.74%
First Abu Dhabi Bank PJSC (Financials, Banks)			1,038,469	3,907,175

United Kingdom: 2.12%
Anglo American plc (Materials, Metals & Mining)			143,222	3,066,728
Mondi plc (Materials, Paper & Forest Products)			225,403	5,314,192
Polymetal International plc (Materials, Metals & Mining)			303,344	2,807,972

				11,188,892

Total Common Stocks (Cost $476,989,642)				463,446,162

		Expiration date
Participation Notes: 2.84%

China: 2.84%
HSBC Bank plc (China State Construction Engineering Corporation Limited) (Industrials, Construction & Engineering) (a)†		4-11-2019	3,133,200	2,416,443
HSBC Bank plc (Huayu Automotive Systems Company Limited) (Consumer Discretionary, Auto Components) (a)†		3-28-2019	859,439	2,147,427
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited Class A) (Consumer Staples, Food Products) (a)†		4-26-2019	666,000	2,108,042
HSBC Bank plc (Inner Mongolia Yili Industrial Group Company Limited) (Consumer Staples, Food Products) (a)†		4-26-2019	318,047	1,006,691
UBS AG (Agricultural Bank of China Limited) (Financials, Banks) (a)†		3-26-2019	8,082,900	4,484,191
UBS AG (Poly Real Estate Group Company Limited) (Real Estate, Real Estate Management & Development) (a)†		4-16-2019	1,569,539	2,834,970

Total Participation Notes (Cost $16,721,786)				14,997,764

	Dividend yield
Preferred Stocks: 6.18%

Brazil: 5.18%
Banco Bradesco SA (Financials, Banks)	3.55%		873,783	8,053,408
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities)	1.28		1,638,800	4,857,172
Itausa Investimentos Itau (Financials, Banks)	9.19		2,425,719	7,326,369
Petroleo Brasil SP ADR (Energy, Oil, Gas & Consumable Fuels)	0.15		479,326	7,103,611

				27,340,560

Chile: 1.00%
Sociedad Quimica y Minera de Chile SA Class B (Materials, Chemicals)	1.18		121,502	5,254,575

Total Preferred Stocks (Cost $24,457,860)				32,595,135

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Emerging Markets Equity Income Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 1.80%

Investment Companies: 1.80%
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07%	9,497,532	$9,497,532

Total Short-Term Investments (Cost $9,497,532)			9,497,532

Total investments in securities (Cost $527,666,820)	98.65%	520,536,593
Other assets and liabilities, net	1.35	7,141,386

Total net assets	100.00%	$527,677,979

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	38,470,174	235,255,069	264,227,711	9,497,532	$0	$0	$259,988	$9,497,532	1.80%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Income Fund	Statement of assets and liabilities—October 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $518,169,288)	$511,039,061
Investments in affiliated securities, at value (cost $9,497,532)	9,497,532
Foreign currency, at value (cost $1,241,986)	1,238,104
Receivable for investments sold	6,362,689
Receivable for Fund shares sold	988,096
Receivable for dividends	245,896
Prepaid expenses and other assets	54,415

Total assets	529,425,793

Liabilities
Payable for Fund shares redeemed	926,769
Management fee payable	407,190
Custodian and accounting fees payable	245,958
Payable for investments purchased	70,021
Administration fees payable	59,396
Distribution fees payable	9,265
Trustees’ fees and expenses payable	948
Accrued expenses and other liabilities	28,267

Total liabilities	1,747,814

Total net assets	$527,677,979

NET ASSETS CONSIST OF
Paid-in capital	$543,074,180
Total distributable loss	(15,396,201)

Total net assets	$527,677,979

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$19,684,448
Shares outstanding – Class A1	1,905,867
Net asset value per share – Class A	$10.33
Maximum offering price per share – Class A2	$10.96
Net assets – Class C	$13,896,371
Shares outstanding – Class C1	1,352,611
Net asset value per share – Class C	$10.27
Net assets – Class R	$92,250
Shares outstanding – Class R1	8,921
Net asset value per share – Class R	$10.34
Net assets – Class R6	$36,596,869
Shares outstanding – Class R6[1]	3,538,525
Net asset value per share – Class R6	$10.34
Net assets – Administrator Class	$4,758,320
Shares outstanding – Administrator Class[1]	457,010
Net asset value per share – Administrator Class	$10.41
Net assets – Institutional Class	$452,649,721
Shares outstanding – Institutional Class[1]	43,720,675
Net asset value per share – Institutional Class	$10.35

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2018	Wells Fargo Emerging Markets Equity Income Fund	17

Investment income
Dividends (net of foreign withholding taxes of $2,503,587)	$24,001,383
Income from affiliated securities	259,988

Total investment income	24,261,371

Expenses
Management fee	6,496,005
Administration fees
Class A	49,641
Class C	35,465
Class R	138
Class R6	12,867
Administrator Class	12,794
Institutional Class	682,945
Shareholder servicing fees
Class A	59,096
Class C	42,220
Class R	165
Administrator Class	23,105
Distribution fees
Class C	126,659
Class R	165
Custody and accounting fees	731,060
Professional fees	47,793
Registration fees	82,881
Shareholder report expenses	97,240
Trustees’ fees and expenses	22,306
Other fees and expenses	32,039

Total expenses	8,554,584
Less: Fee waivers and/or expense reimbursements	(716,975)

Net expenses	7,837,609

Net investment income	16,423,762

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	14,541,219
Net change in unrealized gains (losses) on investments	(86,709,764)

Net realized and unrealized gains (losses) on investments	(72,168,545)

Net decrease in net assets resulting from operations	$(55,744,783)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Income Fund	Statement of changes in net assets

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$16,423,762		$11,597,405
Net realized gains (losses) on investments		14,541,219		(3,636,299)
Net change in unrealized gains (losses) on investments		(86,709,764)		62,981,538

Net increase (decrease) in net assets resulting from operations		(55,744,783)		70,942,644

Distributions to shareholders from net investment income and net realized gains
Class A		(525,457)		(390,251)
Class C		(266,035)		(158,747)
Class R		(1,773)		(467)
Class R6		(1,110,103)		(855,755)
Administrator Class		(176,274)		(225,230)
Institutional Class		(13,821,796)		(9,529,261)

Total distributions to shareholders		(15,901,438)		(11,159,711)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,055,482	12,458,892	1,340,340	14,361,130
Class C	290,851	3,426,780	485,274	5,275,730
Class R	6,119	72,995	0	0
Class R6	544,426	5,989,376	4,641,082	50,565,308
Administrator Class	365,539	4,353,033	420,223	4,491,827
Institutional Class	15,709,830	185,993,163	25,669,078	273,448,732

		212,294,239		348,142,727

Reinvestment of distributions
Class A	45,302	509,928	34,360	371,140
Class C	20,786	230,960	12,373	135,828
Class R	100	1,107	37	406
Class R6	71,439	811,863	75,780	855,656
Administrator Class	14,654	170,162	19,897	220,679
Institutional Class	1,130,762	12,805,195	786,082	8,603,349

		14,529,215		10,187,058

Payment for shares redeemed
Class A	(1,144,886)	(13,380,105)	(1,999,905)	(21,197,128)
Class C	(412,291)	(4,734,240)	(346,875)	(3,692,327)
Class R	(36)	(414)	0	0
Class R6	(2,016,811)	(23,813,908)	(29,306)	(331,724)
Administrator Class	(1,108,398)	(13,334,749)	(4,195,059)	(40,979,767)
Institutional Class	(17,094,623)	(198,267,648)	(23,935,891)	(246,056,781)

		(253,531,064)		(312,257,727)

Net increase (decrease) in net assets resulting from capital share transactions		(26,707,610)		46,072,058

Total increase (decrease) in net assets		(98,353,831)		108,854,991

Net assets
Beginning of period		626,031,810		520,176,819

End of period		$527,677,979		$626,031,810

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $824,494. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.68	$10.27	$9.97	$11.33	$11.79
Net investment income	0.27	0.18 [1]	0.23 [1]	0.20	0.33
Net realized and unrealized gains (losses) on investments	(1.36)	1.43	0.29	(1.36)	(0.11)

Total from investment operations	(1.09)	1.61	0.52	(1.16)	0.22
Distributions to shareholders from
Net investment income	(0.26)	(0.20)	(0.22)	(0.20)	(0.31)
Net realized gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.26)	(0.20)	(0.22)	(0.20)	(0.68)
Net asset value, end of period	$10.33	$11.68	$10.27	$9.97	$11.33
Total return[2]	(9.47)%	15.79%	5.29%	(10.34)%	2.05%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.79%	1.89%	2.09%
Net expenses	1.62%	1.63%	1.65%	1.65%	1.65%
Net investment income	2.30%	1.72%	2.34%	2.22%	3.12%
Supplemental data
Portfolio turnover rate	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$19,684	$22,774	$26,459	$22,866	$14,010

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.63	$10.23	$9.94	$11.32	$11.79
Net investment income	0.18	0.13	0.16 [1]	0.14	0.23
Net realized and unrealized gains (losses) on investments	(1.35)	1.39	0.28	(1.38)	(0.08)

Total from investment operations	(1.17)	1.52	0.44	(1.24)	0.15
Distributions to shareholders from
Net investment income	(0.19)	(0.12)	(0.15)	(0.14)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.19)	(0.12)	(0.15)	(0.14)	(0.62)
Net asset value, end of period	$10.27	$11.63	$10.23	$9.94	$11.32
Total return[2]	(10.20)%	14.91%	4.53%	(10.95)%	1.27%
Ratios to average net assets (annualized)
Gross expenses	2.42%	2.42%	2.54%	2.64%	2.83%
Net expenses	2.37%	2.38%	2.40%	2.40%	2.40%
Net investment income	1.53%	1.18%	1.62%	1.45%	2.17%
Supplemental data
Portfolio turnover rate	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$13,896	$16,898	$13,327	$10,190	$6,390

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.71	$10.30	$9.99	$9.44
Net investment income (loss)	0.24	0.18	0.20 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	(1.37)	1.40	0.30	0.56

Total from investment operations	(1.13)	1.58	0.50	0.55
Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.19)	(0.00)[3]
Net asset value, end of period	$10.34	$11.71	$10.30	$9.99
Total return[4]	(9.70)%	15.39%	5.13%	5.87%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.91%	2.04%	2.10%
Net expenses	1.87%	1.87%	1.90%	1.90%
Net investment income (loss)	2.64%	1.69%	2.08%	(0.90)%
Supplemental data
Portfolio turnover rate	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$92	$32	$28	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.69	$10.29	$9.97	$9.42
Net investment income (loss)	0.32	0.33 [2]	0.30 [2]	(0.00)[2,3]
Net realized and unrealized gains (losses) on investments	(1.35)	1.32	0.27	0.56

Total from investment operations	(1.03)	1.65	0.57	0.56
Distributions to shareholders from
Net investment income	(0.32)	(0.25)	(0.25)	(0.01)
Net asset value, end of period	$10.34	$11.69	$10.29	$9.97
Total return[4]	(9.05)%	16.25%	5.90%	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.20%	1.36%	1.40%
Net expenses	1.17%	1.17%	1.20%	1.20%
Net investment income (loss)	2.58%	2.96%	3.03%	(0.19)%
Supplemental data
Portfolio turnover rate	69%	80%	64%	84%
Net assets, end of period (000s omitted)	$36,597	$57,765	$2,592	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.76	$10.32	$10.00	$11.35	$11.80
Net investment income	0.22 [1]	0.18 [1]	0.25 [1]	0.23	0.33 [1]
Net realized and unrealized gains (losses) on investments	(1.29)	1.46	0.29	(1.37)	(0.08)

Total from investment operations	(1.07)	1.64	0.54	(1.14)	0.25
Distributions to shareholders from
Net investment income	(0.28)	(0.20)	(0.22)	(0.21)	(0.33)
Net realized gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.28)	(0.20)	(0.22)	(0.21)	(0.70)
Net asset value, end of period	$10.41	$11.76	$10.32	$10.00	$11.35
Total return	(9.29)%	15.99%	5.56%	(10.12)%	2.30%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.58%	1.71%	1.76%	1.91%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.86%	1.73%	2.54%	2.38%	2.89%
Supplemental data
Portfolio turnover rate	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$4,758	$13,940	$50,970	$43,928	$52,896

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.70	$10.30	$9.98	$11.34	$11.79
Net investment income	0.32	0.25	0.27 [1]	0.25 [1]	0.35
Net realized and unrealized gains (losses) on investments	(1.36)	1.39	0.30	(1.36)	(0.07)

Total from investment operations	(1.04)	1.64	0.57	(1.11)	0.28
Distributions to shareholders from
Net investment income	(0.31)	(0.24)	(0.25)	(0.25)	(0.36)
Net realized gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions to shareholders	(0.31)	(0.24)	(0.25)	(0.25)	(0.73)
Net asset value, end of period	$10.35	$11.70	$10.30	$9.98	$11.34
Total return	(9.11)%	16.11%	5.84%	(9.95)%	2.52%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.33%	1.45%	1.51%	1.62%
Net expenses	1.22%	1.23%	1.25%	1.25%	1.25%
Net investment income	2.73%	2.32%	2.75%	2.41%	3.69%
Supplemental data
Portfolio turnover rate	69%	80%	64%	84%	91%
Net assets, end of period (000s omitted)	$452,650	$514,624	$426,801	$132,918	$35,114

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from

26	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $529,142,994 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$45,228,882
Gross unrealized losses	(53,835,283)
Net unrealized losses	$(8,606,401)

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	27

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $5,125,846 in short-term capital losses and $2,449,878 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$25,531,103	$0	$0	$25,531,103
Cambodia	2,582,072	0	0	2,582,072
Chile	5,081,867	0	0	5,081,867
China	128,951,730	0	0	128,951,730
Hong Kong	9,279,926	0	0	9,279,926
India	29,935,572	0	0	29,935,572
Indonesia	13,572,596	1,194,994	0	14,767,590
Luxembourg	4,205,841	0	0	4,205,841
Malaysia	17,187,086	0	0	17,187,086
Mexico	11,424,416	0	0	11,424,416
Peru	5,664,192	0	0	5,664,192
Poland	6,008,468	0	0	6,008,468
Russia	12,198,078	5,859,870	0	18,057,948
Singapore	7,138,651	0	0	7,138,651
South Africa	19,518,421	0	0	19,518,421
South Korea	67,858,977	0	0	67,858,977
Taiwan	59,511,808	0	0	59,511,808
Thailand	15,644,427	0	0	15,644,427
United Arab Emirates	3,907,175	0	0	3,907,175
United Kingdom	11,188,892	0	0	11,188,892

Participation notes	0	14,997,764	0	14,997,764
China

Preferred stocks
Brazil	27,340,560	0	0	27,340,560
Chile	5,254,575	0	0	5,254,575

Short-term investments
Investment companies	9,497,532	0	0	9,497,532
Total assets	$498,483,965	$22,052,628	$0	$520,536,593

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.05% and declining to 0.945% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	29

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.62% for Class A shares, 2.37% for Class C shares, 1.87% for Class R shares, 1.17% for Class R6 shares, 1.45% for Administrator Class shares, and 1.22% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $14,717 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $410,784,162 and $428,382,682, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

30	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $15,901,438 and $11,159,711 of ordinary income for the years ended October 31, 2018 and October 31, 2017, respectively.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$794,903	$(8,615,380)	$(7,575,724)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

Net investment income
Class A	$390,251
Class C	158,747
Class R	467
Class R6	855,755
Administrator Class	225,230
Institutional Class	9,529,261

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. A fund that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Emerging Markets Equity Income Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Markets Equity Income Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

32	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $15,839,184 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2018, $173,015 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

36	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Emerging Markets Equity Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Markets Equity Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	37

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the five- year period under review, but lower than the average investment performance of the Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the MSCI Emerging Markets Index, for the five- year period under review, but lower than its benchmark for the one- and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in the range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

38	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	39

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318245 12-18 A262/AR262 10-18

Annual Report

October 31, 2018

Wells Fargo Global Small Cap Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Small Cap Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Small Cap Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Global Small Cap Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Global Small Cap Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Global Small Cap Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

Robert Rifkin, CFA®

James M. Tringas, CFA®

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKGAX)	3-16-1988	(7.47)	5.96	10.58	(1.82)	7.22	11.24	1.55	1.55
Class C (EKGCX)	2-1-1993	(3.56)	6.42	10.40	(2.56)	6.42	10.40	2.30	2.30
Administrator Class (EKGYX)	1-13-1997	–	–	–	(1.68)	7.37	11.43	1.47	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	(1.45)	7.64	11.66	1.22	1.16
S&P Developed SmallCap Index[4]	–	–	–	–	(2.04)	6.81	12.46	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Global Small Cap Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

[1]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.55% for Class A, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The S&P Developed SmallCap Index is a float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Global Small Cap Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A excluding sales charges) outperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2018.

∎	Stock selection in the consumer discretionary and materials sectors contributed to relative performance.

∎	These gains were partly offset by stock selection in the industrials and financials sectors.

∎	Geographically, security selection in Europe, Canada, Asia ex-Japan, and Japan were all positive contributors. Security selection in the U.K. and U.S. detracted.

Investors grew concerned during the period that global growth was slowing

The 2.04% loss of the S&P Developed SmallCap Index over the period was largely a reflection of concerns that global economic growth may have peaked in early 2018 and the pace of growth may slow going forward. The U.S. was the only region to post a positive return over the period as markets throughout the rest of the world proved to be more risk focused. In Europe and the U.K., equity markets were negatively affected by the pending Brexit and Italian budget negotiations. The Fund’s developed market focus proved beneficial as emerging market volatility increased substantially in 2018.

During the period, the team made modest changes to sector and regional exposures within the Fund based on our bottom-up reward-to-risk valuation process. As is typical of our process, security selection drove the Fund’s outperformance. As bottom-up investors, we evaluate how global macroeconomic events might affect the Fund’s holdings but we do not try to forecast the outcomes. The Fund’s security selection within Europe proved to be the largest contributor to relative returns. We aim to use market volatility opportunistically. We will seek to use any future volatility to the advantage of our bottom-up stock selection process.

Ten largest holdings (%) as of October 31, 2018[6]
Denny’s Corporation	2.17
Dine Brands Global Incorporated	1.86
Nomad Foods Limited	1.79
Novanta Incorporated	1.69
MGE Energy Incorporated	1.68
Aeon Delight Company Limited	1.63
Jack in the Box Incorporated	1.62
AptarGroup Incorporated	1.61
BMC Stock Holdings Incorporated	1.54
CSW Industrials Incorporated	1.54

Stock selection in consumer discretionary and materials contributed to relative performance.

In the consumer discretionary sector, Denny’s Corporation contributed to performance. Shares of the U.S.-based operator of full-service restaurants rose as the company reported several quarters of strong same-store sales growth. The shares also benefited from increasing its franchise royalty fee during the year and the announcement that it would sell between 90 and 125 company-owned restaurants. This transaction should further strengthen the balance sheet and improve visibility of future cash flows.

Security selection in the materials sector contributed to relative performance. Metsa Board Corporation, a packaging producer in Scandinavia, made several investments in recent years to upgrade its capabilities and transform itself from a paper producer to a higher-margin, faster-growing carton board producer. We viewed the capital redeployment as a great way to stabilize and increase free cash flows. After the stock appreciated materially during the period, we chose to exit the position and reallocate the capital to more attractive reward-to-risk opportunities.

Stock selection in industrials and financials detracted from relative performance.

Industrial holding Quanex Building Products Corporation, a manufacturer of components sold to original equipment manufacturers in the building products and windows industries, detracted from performance. The stock was under pressure due to increasing input costs and heightened fears of slower building activity in the U.S. We have since sold our shares as we found more attractive opportunities in the industrials space elsewhere.

Within the financials sector, U.K.-based insurance and reinsurance provider Lancashire Holdings Limited detracted from relative performance. The stock was under pressure during the period as 2017 was one of the most expensive years on record for natural catastrophe underwriting losses. The stock stabilized as investors saw an opportunity for improved

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Global Small Cap Fund	9

catastrophe pricing following recent events. We have adjusted our position size. However, continue to own the stock given the company’s excellent track record of delivering strong underwriting results, making accretive acquisitions and a shareholder-friendly distribution policy.

Sector distribution as of October 31, 2018[7]

Country allocation as of October 31, 2018[7]

Our investment philosophy focuses on company-specific factors rather than on headline-dominating macroeconomic events.

As we look toward the end of 2018 and beyond, we see numerous market forces at play that could bring further volatility. Market participants should continue to watch the pace of global economic growth, political developments, inflation data, and central bank actions. We are not experts in forecasting macro or political events. However, we believe it is always prudent to protect downside risks and be opportunistic when short-term macro or political events create valuation dislocations from a company’s long-term fundamentals.

We believe our fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the equity market evolves. While volatility may increase, the strong balance sheets and stable cash flow of the companies in our portfolio should support consistent long-term performance.

Please see footnotes on page 7.

10	Wells Fargo Global Small Cap Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$945.59	$7.52	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.48	$7.79	1.53%
Class C
Actual	$1,000.00	$942.17	$11.17	2.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.70	$11.58	2.28%
Administrator Class
Actual	$1,000.00	$946.25	$6.87	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$947.42	$5.64	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2018	Wells Fargo Global Small Cap Fund	11

Security name	Shares	Value

Common Stocks: 94.25%

Australia: 3.47%
Ansell Limited (Health Care, Health Care Equipment & Supplies)	264,824	$4,347,065
Domino’s Pizza Enterprises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	86,722	3,316,873
Inghams Group Limited (Consumer Staples, Food Products) «	705,250	1,947,749
Nufarm Limited (Materials, Chemicals)	246,969	996,879

		10,608,566

Austria: 0.56%
Mayr-Melnhof Karton AG (Materials, Containers & Packaging)	13,485	1,707,610

Canada: 5.90%
Cott Corporation (Consumer Staples, Beverages)	183,235	2,758,721
Maple Leaf Foods Incorporated (Consumer Staples, Food Products)	122,525	2,786,584
Mullen Group Limited (Energy, Energy Equipment & Services)	159,591	1,660,828
Novanta Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	88,903	5,175,044
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	83,236	1,212,073
Source Energy Services Limited (Energy, Energy Equipment & Services) †	125,000	225,037
Stantec Incorporated (Industrials, Professional Services)	106,100	2,761,203
Western Forest Products Incorporated (Materials, Paper & Forest Products)	1,089,217	1,456,206

		18,035,696

France: 3.92%
ALTEN SA (Information Technology, IT Services)	43,715	4,216,101
M6 Metropole Television SA (Communication Services, Media)	208,317	4,037,110
Mersen SA (Industrials, Electrical Equipment)	30,398	1,003,643
Tarkett SA (Industrials, Building Products)	33,314	734,286
Vicat SA (Materials, Construction Materials)	37,168	1,999,672

		11,990,812

Germany: 5.31%
Cancom SE (Information Technology, IT Services)	32,689	1,335,869
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	63,637	4,486,885
Krones AG (Industrials, Machinery)	22,485	2,013,217
Nemetschek SE (Information Technology, Software)	12,342	1,622,982
SMA Solar Technology AG (Information Technology, Semiconductors & Semiconductor Equipment) «	52,603	1,227,365
TAG Immobilien AG (Real Estate, Real Estate Management & Development)	107,636	2,460,223
TLG Immobilien AG (Real Estate, Real Estate Management & Development)	121,716	3,093,616

		16,240,157

Hong Kong: 0.94%
Sunlight REIT (Real Estate, Equity REITs)	4,760,000	2,865,002

Ireland: 0.49%
Irish Residential Properties REIT plc (Real Estate, Equity REITs)	921,930	1,484,887

Italy: 0.37%
Autogrill SpA (Consumer Discretionary, Hotels, Restaurants & Leisure)	113,897	1,121,703

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Small Cap Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

Japan: 12.18%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	148,600	$4,978,136
Daiseki Company Limited (Industrials, Commercial Services & Supplies)	30,500	722,799
DTS Corporation (Information Technology, IT Services)	93,900	3,262,179
Fuji Seal International Incorporated (Materials, Containers & Packaging)	105,400	3,199,318
Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	44,700	2,099,614
Meitec Corporation (Industrials, Professional Services)	95,400	3,999,131
Nihon Parkerizing Company Limited (Materials, Chemicals)	301,900	3,646,827
ORIX JREIT Incorporated (Real Estate, Equity REITs)	2,844	4,350,374
OSG Corporation (Industrials, Machinery)	106,400	2,200,892
Paramount Bed Holdings Company Limited (Health Care, Health Care Equipment & Supplies)	31,400	1,323,233
San-A Company Limited (Consumer Staples, Food & Staples Retailing)	50,700	2,141,051
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	220,500	2,593,198
Taikisha Limited (Industrials, Construction & Engineering)	95,600	2,702,743

		37,219,495

Netherlands: 0.90%
BE Semiconductor Industries NV (Information Technology, Semiconductors & Semiconductor Equipment)	57,086	1,223,985
Brunel International NV (Industrials, Professional Services)	123,130	1,527,122

		2,751,107

Spain: 1.75%
Almirall SA (Health Care, Pharmaceuticals)	66,843	1,212,113
Prosegur Compania de Seguridad SA (Industrials, Commercial Services & Supplies)	210,834	1,172,036
Viscofan SA (Consumer Staples, Food Products)	49,436	2,956,467

		5,340,616

Sweden: 0.62%
Hexpol AB (Materials, Chemicals)	206,070	1,907,315

Switzerland: 0.86%
Bucher Industries AG (Industrials, Machinery)	6,525	1,801,072
OC Oerlikon Corporation AG (Information Technology, Electronic Equipment, Instruments & Components)	69,071	822,282

		2,623,354

United Kingdom: 10.12%
BrightSphere Investment Group Incorporated (Financials, Capital Markets)	145,400	1,657,560
Britvic plc (Consumer Staples, Beverages)	302,643	3,059,892
Consort Medical plc (Health Care, Health Care Equipment & Supplies)	48,655	691,562
Domino’s Pizza Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	696,564	2,522,357
Elementis plc (Materials, Chemicals)	743,823	1,949,047
Hunting plc (Energy, Energy Equipment & Services)	172,463	1,487,985
IMI plc (Industrials, Machinery)	157,130	1,997,390
Jupiter Fund Management plc (Financials, Capital Markets)	307,063	1,322,685
Lancashire Holdings Limited (Financials, Insurance)	237,065	1,792,343
Mears Group plc (Industrials, Commercial Services & Supplies)	286,158	1,298,474
Metro Bank plc (Financials, Banks) †	17,908	509,074
Morgan Advanced Materials plc (Industrials, Machinery)	440,744	1,554,871
NCC Group plc (Information Technology, IT Services)	1,181,888	2,970,016
Nomad Foods Limited (Consumer Staples, Food Products) †	287,190	5,485,329
Savills plc (Real Estate, Real Estate Management & Development)	170,963	1,584,306
Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	38,784	1,062,860

		30,945,751

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Global Small Cap Fund	13

Security name	Shares	Value

United States: 46.86%
ACI Worldwide Incorporated (Information Technology, Software) †	184,500	$4,629,105
ALLETE Incorporated (Utilities, Electric Utilities)	35,900	2,656,600
AptarGroup Incorporated (Materials, Containers & Packaging)	48,200	4,914,472
Atkore International Incorporated (Industrials, Electrical Equipment) †	145,900	2,810,034
Belden Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	68,300	3,691,615
Berkshire Hills Bancorp Incorporated (Financials, Banks)	114,938	3,835,481
BMC Stock Holdings Incorporated (Industrials, Trading Companies & Distributors) †	282,000	4,720,680
Casey’s General Stores Incorporated (Consumer Staples, Food & Staples Retailing)	21,799	2,749,072
Central Garden & Pet Company Class A (Consumer Staples, Household Products) †	129,900	3,851,535
Cohen & Steers Incorporated (Financials, Capital Markets)	82,685	3,174,277
CSW Industrials Incorporated (Industrials, Building Products) †	102,215	4,704,956
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	383,000	6,645,050
Dine Brands Global Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	70,250	5,693,060
Douglas Dynamics Incorporated (Industrials, Machinery)	68,542	2,974,037
Eagle Materials Incorporated (Materials, Construction Materials)	38,800	2,864,992
Euronet Worldwide Incorporated (Information Technology, IT Services) †	38,600	4,291,548
Forward Air Corporation (Industrials, Air Freight & Logistics)	50,200	3,011,498
Gibraltar Industries Incorporated (Industrials, Building Products) †	92,500	3,296,700
Global Brass & Copper Holdings Incorporated (Industrials, Machinery)	103,853	3,283,832
Helen of Troy Limited (Consumer Discretionary, Household Durables) †	23,795	2,953,435
Horace Mann Educators Corporation (Financials, Insurance)	58,100	2,282,168
Hostess Brands Incorporated (Consumer Staples, Food Products) †	383,200	3,985,280
Innoviva Incorporated (Health Care, Pharmaceuticals) †	298,208	4,162,984
Invacare Corporation (Health Care, Health Care Equipment & Supplies)	93,200	1,204,144
Jack in the Box Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	62,570	4,938,650
Keane Group Incorporated (Energy, Energy Equipment & Services) †	229,274	2,881,974
Lantheus Holdings Incorporated (Health Care, Health Care Equipment & Supplies) †	90,700	1,267,079
LogMeIn Incorporated (Information Technology, Software)	18,300	1,575,996
Lydall Incorporated (Industrials, Machinery) †	45,980	1,373,423
MGE Energy Incorporated (Utilities, Electric Utilities)	82,000	5,123,360
MKS Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	30,300	2,232,807
Mueller Industries Incorporated (Industrials, Machinery)	94,900	2,310,815
Natus Medical Incorporated (Health Care, Health Care Equipment & Supplies) †	77,900	2,327,652
Neenah Paper Incorporated (Materials, Paper & Forest Products)	50,937	4,098,391
NN Incorporated (Industrials, Machinery)	148,400	1,721,440
Pacific Premier Bancorp Incorporated (Financials, Banks) †	82,500	2,411,475
Prestige Brands Holdings Incorporated (Health Care, Pharmaceuticals) †	91,999	3,326,684
Progress Software Corporation (Information Technology, Software)	65,269	2,097,746
Retail Value Incorporated (Real Estate, Equity REITs) †	97,100	2,719,771
Sealed Air Corporation (Materials, Containers & Packaging)	46,800	1,514,448
Spectrum Brands Holdings Incorporated (Consumer Staples, Household Products)	53,000	3,442,350
The Bancorp Incorporated (Financials, Banks) †	208,600	2,190,300
Thermon Group Holdings Incorporated (Industrials, Electrical Equipment) †	67,290	1,452,118
Weingarten Realty Investors (Real Estate, Equity REITs)	92,800	2,609,536
Westwood Holdings Group Incorporated (Financials, Capital Markets)	76,350	3,233,422

		143,235,992

Total Common Stocks (Cost $276,154,467)		288,078,063

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Small Cap Fund	Portfolio of investments—October 31, 2018

Security name	Yield	Shares	Value

Short-Term Investments: 6.14%

Investment Companies: 6.14%
Securities Lending Cash Investments LLC (l)(r)(u)	2.33%	2,683,969	$2,684,237
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07	16,091,244	16,091,244

Total Short-Term Investments (Cost $18,775,481)			18,775,481

Total investments in securities (Cost $294,929,948)	100.39%	306,853,544
Other assets and liabilities, net	(0.39)	(1,189,977)

Total net assets	100.00%	$305,663,567

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	17,584,369	162,357,519	177,257,919	2,683,969	$2,589	$0	$245,131	$2,684,237
Wells Fargo Government Money Market Fund Select Class	16,552,450	171,130,993	171,592,199	16,091,244	0	0	272,220	16,091,244

					$2,589	$0	$517,351	$18,775,481	6.14%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2018	Wells Fargo Global Small Cap Fund	15

Assets
Investments in unaffiliated securities (including $2,549,585 of securities loaned), at value (cost $276,154,467)	$288,078,063
Investments in affiliated securities, at value (cost $18,775,481)	18,775,481
Foreign currency, at value (cost $28,916)	28,998
Receivable for investments sold	2,457,231
Receivable for Fund shares sold	202,515
Receivable for dividends	552,410
Receivable for securities lending income	12,939
Prepaid expenses and other assets	39,190

Total assets	310,146,827

Liabilities
Payable upon receipt of securities loaned	2,680,515
Payable for investments purchased	941,439
Payable for Fund shares redeemed	349,073
Management fee payable	250,993
Administration fees payable	46,646
Distribution fee payable	17,360
Trustees’ fees and expenses payable	1,587
Accrued expenses and other liabilities	195,647

Total liabilities	4,483,260

Total net assets	$305,663,567

NET ASSETS CONSIST OF
Paid-in capital	$269,320,042
Total distributable earnings	36,343,525

Total net assets	$305,663,567

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$132,905,862
Shares outstanding – Class A1	3,325,079
Net asset value per share – Class A	$39.97
Maximum offering price per share – Class A2	$42.41
Net assets – Class C	$26,167,321
Shares outstanding – Class C1	933,868
Net asset value per share – Class C	$28.02
Net assets – Administrator Class	$27,964,985
Shares outstanding – Administrator Class[1]	667,389
Net asset value per share – Administrator Class	$41.90
Net assets – Institutional Class	$118,625,399
Shares outstanding – Institutional Class[1]	2,837,637
Net asset value per share – Institutional Class	$41.80

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Small Cap Fund	Statement of operations—year ended October 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $257,972)	$4,563,293
Income from affiliated securities	517,351

Total investment income	5,080,644

Expenses
Management fee	2,845,163
Administration fees
Class A	318,993
Class C	64,072
Administrator Class	40,070
Institutional Class	112,132
Shareholder servicing fees
Class A	379,754
Class C	76,277
Administrator Class	76,832
Distribution fee
Class C	228,830
Custody and accounting fees	106,245
Professional fees	52,990
Registration fees	114,936
Shareholder report expenses	63,551
Trustees’ fees and expenses	22,944
Other fees and expenses	38,382

Total expenses	4,541,171
Less: Fee waivers and/or expense reimbursements	(79,943)

Net expenses	4,461,228

Net investment income	619,416

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	26,016,730
Affiliated securities	2,589

Net realized gains on investments	26,019,319
Net change in unrealized gains (losses) on investments	(35,532,667)

Net realized and unrealized gains (losses) on investments	(9,513,348)

Net decrease in net assets resulting from operations	$(8,893,932)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Small Cap Fund	17

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$619,416		$1,206,966
Net realized gains on investments		26,019,319		28,953,116
Net change in unrealized gains (losses) on investments		(35,532,667)		26,443,633

Net increase (decrease) in net assets resulting from operations		(8,893,932)		56,603,715

Distributions to shareholders from net investment income and net realized gains
Class A		(17,602,533)		(9,624,693)
Class B		N/A		(64,415)[2]
Class C		(4,638,012)		(2,714,722)
Administrator Class		(3,376,252)		(1,684,117)
Institutional Class		(4,852,851)		(1,350,215)

Total distributions to shareholders		(30,469,648)		(15,438,162)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	233,179	10,125,839	498,285	20,496,273
Class C	90,405	2,760,784	85,049	2,534,837
Administrator Class	126,648	5,751,220	169,243	7,216,769
Institutional Class	2,462,395	110,967,613	864,023	36,105,981

		129,605,456		66,353,860

Reinvestment of distributions
Class A	383,761	16,051,908	229,395	8,959,763
Class B	N/A	N/A	2,242 [2]	64,035 [2]
Class C	151,690	4,452,102	79,166	2,276,848
Administrator Class	75,455	3,309,823	39,320	1,601,354
Institutional Class	103,060	4,511,956	30,428	1,235,167

		28,325,789		14,137,167

Payment for shares redeemed
Class A	(693,625)	(29,950,836)	(921,309)	(37,540,409)
Class B	N/A	N/A	(33,102)[2]	(985,857)[2]
Class C	(243,976)	(7,443,741)	(362,621)	(11,022,329)
Administrator Class	(169,400)	(7,661,211)	(341,822)	(14,495,540)
Institutional Class	(589,541)	(26,577,364)	(345,420)	(14,803,205)

		(71,633,152)		(78,847,340)

Net increase in net assets resulting from capital share transactions		86,298,093		1,643,687

Total increase in net assets		46,934,513		42,809,240

Net assets
Beginning of period		258,729,054		215,919,814

End of period		$305,663,567		$258,729,054

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $1,427,489. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$45.81	$38.61	$37.23	$43.26	$42.68
Net investment income	0.10	0.21 [1]	0.26 [1]	0.10 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	(0.72)	9.68	2.92	0.64	0.86

Total from investment operations	(0.62)	9.89	3.18	0.74	0.89
Distributions to shareholders from
Net investment income	(0.22)	(0.34)	(0.21)	(0.03)	(0.31)
Net realized gains	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(5.22)	(2.69)	(1.80)	(6.77)	(0.31)
Net asset value, end of period	$39.97	$45.81	$38.61	$37.23	$43.26
Total return[2]	(1.82)%	26.90%	9.12%	2.12%	2.07%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.54%	1.55%	1.57%	1.57%
Net expenses	1.54%	1.54%	1.55%	1.55%	1.55%
Net investment income	0.16%	0.52%	0.73%	0.27%	0.06%
Supplemental data
Portfolio turnover rate	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$132,906	$155,828	$138,805	$151,740	$167,166

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Small Cap Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$33.65	$28.98	$28.39	$34.80	$34.36
Net investment loss	(0.20)	(0.06)[1]	(0.01)[1]	(0.14)[1]	(0.24)[1]
Net realized and unrealized gains (losses) on investments	(0.43)	7.15	2.19	0.47	0.69

Total from investment operations	(0.63)	7.09	2.18	0.33	0.45
Distributions to shareholders from
Net investment income	0.00	(0.07)	0.00	0.00	(0.01)
Net realized gains	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(5.00)	(2.42)	(1.59)	(6.74)	(0.01)
Net asset value, end of period	$28.02	$33.65	$28.98	$28.39	$34.80
Total return[2]	(2.56)%	25.95%	8.31%	1.34%	1.32%
Ratios to average net assets (annualized)
Gross expenses	2.29%	2.29%	2.30%	2.32%	2.32%
Net expenses	2.29%	2.29%	2.30%	2.30%	2.30%
Net investment loss	(0.59)%	(0.20)%	(0.02)%	(0.48)%	(0.69)%
Supplemental data
Portfolio turnover rate	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$26,167	$31,487	$32,863	$36,215	$41,792

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Small Cap Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$47.78	$40.15	$38.65	$44.60	$44.00
Net investment income	0.14 [1]	0.29 [1]	0.41	0.16 [1]	0.09
Net realized and unrealized gains (losses) on investments	(0.73)	10.07	2.95	0.66	0.90

Total from investment operations	(0.59)	10.36	3.36	0.82	0.99
Distributions to shareholders from
Net investment income	(0.29)	(0.38)	(0.27)	(0.03)	(0.39)
Net realized gains	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(5.29)	(2.73)	(1.86)	(6.77)	(0.39)
Net asset value, end of period	$41.90	$47.78	$40.15	$38.65	$44.60
Total return	(1.68)%	27.04%	9.30%	2.27%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.46%	1.47%	1.43%	1.41%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.30%	0.68%	0.90%	0.41%	0.22%
Supplemental data
Portfolio turnover rate	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$27,965	$30,327	$30,832	$31,765	$53,966

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Small Cap Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$47.68	$40.08	$38.63	$44.67	$44.05
Net investment income	0.25	0.38	0.45	0.20	0.15
Net realized and unrealized gains (losses) on investments	(0.74)	10.06	3.00	0.72	0.96

Total from investment operations	(0.49)	10.44	3.45	0.92	1.11
Distributions to shareholders from
Net investment income	(0.39)	(0.49)	(0.41)	(0.22)	(0.49)
Net realized gains	(5.00)	(2.35)	(1.59)	(6.74)	0.00

Total distributions to shareholders	(5.39)	(2.84)	(2.00)	(6.96)	(0.49)
Net asset value, end of period	$41.80	$47.68	$40.08	$38.63	$44.67
Total return	(1.45)%	27.38%	9.56%	2.53%	2.48%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.22%	1.18%	1.14%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.14%
Net investment income	0.54%	1.01%	1.20%	0.66%	0.47%
Supplemental data
Portfolio turnover rate	51%	70%	70%	42%	66%
Net assets, end of period (000s omitted)	$118,625	$41,087	$12,531	$10,369	$5,284

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Small Cap Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Small Cap Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation action taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized

Notes to financial statements	Wells Fargo Global Small Cap Fund	23

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c) (7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

24	Wells Fargo Global Small Cap Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $296,911,346 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$32,202,408
Gross unrealized losses	(22,260,210)
Net unrealized gains	$9,942,198

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Global Small Cap Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$10,608,566	$0	$0	$10,608,566
Austria	1,707,610	0	0	1,707,610
Canada	18,035,696	0	0	18,035,696
France	11,990,812	0	0	11,990,812
Germany	16,240,157	0	0	16,240,157
Hong Kong	2,865,002	0	0	2,865,002
Ireland	1,484,887	0	0	1,484,887
Italy	1,121,703	0	0	1,121,703
Japan	37,219,495	0	0	37,219,495
Netherlands	2,751,107	0	0	2,751,107
Spain	5,340,616	0	0	5,340,616
Sweden	1,907,315	0	0	1,907,315
Switzerland	2,623,354	0	0	2,623,354
United Kingdom	30,945,751	0	0	30,945,751
United States	143,235,992	0	0	143,235,992

Short-term investments
Investment companies	16,091,244	2,684,237	0	18,775,481
Total assets	$304,169,307	$2,684,237	$0	$306,853,544

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.95% and declining to 0.83% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

26	Wells Fargo Global Small Cap Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $6,564 from the sale of Class A shares and $58 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,240,480 and $14,971,287 in interfund purchases and sales, respectively, during the year ended October 31, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $214,241,893 and $142,807,506, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	Year ended October 31
	2018	2017
Ordinary income	$8,131,894	$4,472,432
Long-term capital gain	22,337,754	10,965,730

Notes to financial statements	Wells Fargo Global Small Cap Fund	27

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,835,580	$21,579,262	$9,935,740

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

	Net investment income	Net realized gains
Class A	$1,253,803	$8,370,890
Class B	0	64,415
Class C	83,983	2,630,739
Administrator Class	242,326	1,441,791
Institutional Class	251,541	1,098,674

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 10, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 7, 2018. The per share amounts payable on December 11, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.53787	$2.86980
Class C	0.53787	2.86980
Administrator Class	0.53787	2.86980
Institutional Class	0.53787	2.86980

These distributions are not reflected in the accompanying financial statements.

28	Wells Fargo Global Small Cap Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Global Small Cap Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

Other information (unaudited)	Wells Fargo Global Small Cap Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 20.41% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $22,337,754 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $3,662,660 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2018, $20,667 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2018, $6,696,862 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Global Small Cap Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Global Small Cap Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32	Wells Fargo Global Small Cap Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

Other information (unaudited)	Wells Fargo Global Small Cap Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Global Small Cap Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Small Cap Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo Global Small Cap Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three, five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the S&P Developed Small Cap Index, for the one-, three-, and five-year periods under review, but lower than its benchmark for the ten-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Global Small Cap Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Global Small Cap Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318246 12-18 A239/AR239 10-18

Annual Report

October 31, 2018

Wells Fargo International Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Equity Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo International Equity Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index declined 1.09% during the same three-month period.

In June, the Fed increased the target range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative from the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dale A. Winner, CFA®

Venkateshwar (Venk) Lal

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	(14.06)	1.43	5.33	(8.81)	2.64	5.95	1.46	1.15
Class C (WFEFX)	3-6-1998	(10.47)	1.87	5.16	(9.47)	1.87	5.16	2.21	1.90
Class R (WFERX)	10-10-2003	–	–	–	(9.03)	2.37	5.66	1.71	1.40
Class R6 (WFEHX)	9-30-2015	–	–	–	(8.57)	2.89	6.16	1.03	0.85
Administrator Class (WFEDX)	7-16-2010	–	–	–	(8.79)	2.64	5.98	1.38	1.15
Institutional Class (WFENX)	3-9-1998	–	–	–	(8.56)	2.89	6.20	1.13	0.90
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	(8.24)	1.63	6.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through February 28, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at 1.14% for Cass A, 1.89% for Class C, 1.39% for Class R, 0.84% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the Unites States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The Purchasing Managers’ Index (PMI) is an indicator of economic health for manufacturing and service sectors. The purpose of the PMI is to provide information about current business conditions to company decision makers, analysts and purchasing managers. You cannot invest directly in an index.

[9]

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises (actual releases vs Bloomberg survey median). A positive reading of the Economic Surprise Index suggests that economic releases have on balance [been] beating consensus. The indices are calculated daily in a rolling three-month window. The weights of economic indicators are derived from relative high-frequency spot FX impacts of 1 standard deviation data surprises. The indices also employ a time decay function to replicate the limited memory of markets. You cannot invest directly in an index.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the MSCI ACWI ex USA Index (Net), for the 12-month period that ended October 31, 2018.

∎

Industrials, health care, and consumer discretionary stocks were relative performance laggards. Communication services, financials, materials, and energy stocks were notable positive contributors to performance.

∎

The Fund remained overweight Europe, including overweights to Germany, the Netherlands, Italy, and Norway, which were offset by average underweights to Spain, Sweden, Switzerland, and France. The Fund was underweight Asia on a regional basis, including underweights to Japan, Australia, and Taiwan, offset by overweights to Malaysia, Hong Kong/China, and South Korea.

Emerging and developed international markets underperformed versus U.S. equities.

Over the past year, we have witnessed a reversal for international equity market returns, with emerging markets as well as developed markets showing underperformance versus domestic U.S. equities. We continued to implement our fundamental research process that seeks to maximize attractive long-term international opportunities. Through our process we pursue nonconsensus values worldwide. We also focus on investment-risk management by marrying fundamental stock picking with macroeconomic and risk research. Our risk management approach is particularly important in an environment of sustained volatility across capital markets and continued differentiation between international developed and emerging equity markets versus U.S.-domiciled equities.

This past year’s market performance was underpinned by volatility across global capital markets, particularly in international equity and currency markets, with continued unsettled crosscurrents geopolitically and in domestic national politics. Under this backdrop of uncertainty, over the past quarter the U.S. dollar’s strength was apparent across cross rates—exchange rates between two currencies not including the U.S. dollar—in many developed markets and, especially, emerging markets. U.S. Treasury yields continued to appreciate with 10-year Treasury yields comfortably surpassing 3%. Commodity-market volatility remained high with Brent oil prices approaching $85 per barrel and gold prices stabilizing but copper and metals prices remaining weak.

Ten largest holdings (%) as of October 31, 2018[6]
iShares MSCI ACWI ex US ETF	4.01
Muenchener Rueckversicherungs Gesellschaft AG	3.70
China Mobile Limited	3.69
Mitsubishi UFJ Financial Group Incorporated	3.38
Nomura Holdings Incorporated	3.26
Novartis AG	3.26
Cosan Limited Class A	3.24
John Wood Group plc	3.19
Orange SA	3.19
Daiwa Securities Group Incorporated	3.14

Sector distribution as of October 31, 2018[7]

While political and macroeconomic considerations affected broad market behavior this past quarter, we continued to implement our investment and risk management process of finding nonconsensus undervalued equities, marrying core micro stock picking with macro risk management in each region of the globe. Notable exposures included undervalued financials in Europe and Asia, undervalued stocks of cyclical companies globally that are undertaking self-help measures to improve operations and results, and undervalued telecommunications companies that generate high levels of cash, particularly in emerging markets.

Portfolio currency hedges remain low relative to recent past periods because more economies around the world are recovering which is raising the potential future value of their currencies relative to others. Unlike in 2012 to 2016, we believe that currently there is less of a strong-U.S.-dollar policy. As such, the strategy currently has partial hedges of British pound exposure (net pound exposure below benchmark weight) and limited hedges versus the euro (net euro exposure exceeds benchmark weight).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	9

Country allocation as of October 31, 2018[7]

Top positive international country performance contributors included the Netherlands, the U.K., South Africa, South Korea, Hong Kong/China, Israel, and Malaysia. These gains were offset by holdings in Germany, Japan, Canada, France, and Australia.

The year’s sector performance reflected strong stock selection across several sectors. The communication services sector overweight had a number of top performers ranging from global business information services provider UBM Financial Corporation to domestically facing telecoms SK Telecom Company, Limited, and China Mobile Limited. UBM delivered strong results, benefiting from self-help restructuring as it transformed into a pure-play events organizing business with the 2015 sale of its PR Newswire unit to Cision Limited and its acquisition of Allworld Exhibitions, a privately owned Asian exhibitions business, in 2016. UBM was acquired by Informa PLC in 2018.

Financials also contributed to relative performance with holdings in companies ranging from insurers, including NN Group N.V., Munich Re Group*, and Zurich Insurance Group Limited, to diversified financials companies, including Daiwa Securities Group Incorporated and Mitsubishi UFJ Financial Group, Incorporated, to banks, including CIMB Group Holdings Berhad and DNB ASA*. NN Group, a well-capitalized European life insurance company, performed on strong cash flow generation and management commitment to return excess capital to shareholders via dividends and stock buybacks. Materials sector performers included a number of self-help restructuring companies, such as OCI N.V. and Sasol Limited. OCI, a top-five global producer of nitrogen fertilizers, methanol, and other natural gas–based products for agricultural and industrial customers, appreciated as cash flow reached an inflection point. Sasol, a South African integrated chemicals and energy company, outperformed due to self-help and cyclical catalysts as its Lake Charles Chemical Project continues to be de-risked and as Brent traded above the three-year average.

Underperforming holdings over the course of last year included stocks in the industrials and health care sectors. Industrials stocks accounted for sector weakness, primarily in Europe, including Compagnie de Saint-Gobain S.A.*, Prysmian S.p.A., Siemens AG, and Rheinmetall AG. A large position in Compagnie de Saint-Gobain, a French building products company, suffered due to a number of headwinds in the first half of the year, including issues with its float glass and automotive plants as well as unfavorable currency movements. Stocks in the health care sector also underperformed, including holdings in Bayer AG and Shanghai Pharmaceuticals Holding Company, Limited. Bayer underperformed, and we trimmed the position based on a change in thesis post-disclosure of liabilities associated with recently acquired Monsanto Company’s legal risks surrounding Roundup weed killer.

We regularly maintain and update short-term outlooks out approximately two quarters and long-term outlooks out at least two years—pointing to a neutral outlook for the short-term and long-term. Our short-term outlook remains neutral with offsetting immediate tailwinds and headwinds during a period that is generally characterized by volatile equity markets. First, some leading economic indicators (PMI8 mixed, Citi Economic Surprise Indices9 weak) have adjusted downward in recent months. We continue to find signs of reasonable growth rebounding across selected developed and emerging economies. Second, while some key stock price ratios have narrowed in international and domestic equity sectors, the outlook for corporate earnings remains firm although earnings projections remain vulnerable to downward revisions should global trade volatility escalate, particularly in emerging markets. And third, business optimism continues to be supported by companies employing self-help strategies to improve operations and results and benefiting from positive cyclical changes in commodities and financial sectors overseas. We carefully track the effects of rising credit costs as reflected in rising sovereign interest rates and yield curves, and overall inflationary pressures as reflected in rising wages and commodity prices.

Our longer-term international outlook has recently moved from constructive to neutral for a number of reasons. First, global economies have been recovering from the depths of the 2013 to 2015 period, generally, although there are divergences between the U.S.—which is at a relatively late stage of recovery—compared with European, Japanese, and several emerging market countries. Signs of the passage of peak synchronized global growth are starting to appear. Second, while international central banks and public policy guidance continue to be accommodative, we recognize that U.S. monetary policy moved to tightening financial conditions while the quantitative easing programs of the European

Please see footnotes on page 7.

10	Wells Fargo International Equity Fund	Performance highlights (unaudited)

Central Bank and Bank of Japan are maturing with coincident increases in forward sovereign bond yields. Third, stock valuations have adjusted positively, particularly within the U.S. There is room for greater market valuation normalizations in international equity markets relative to their official sovereign and policy interest rates. We expect that rising tensions surrounding global trade and global public policy collaboration will underscore the importance of carefully selecting mispriced stocks that can achieve appreciation in shareholder total return through micro-level, company self-help initiatives.

Looking at long-term investment cycles globally, we believe that global capital markets are at the early stages of a rotation—and, ultimately, a reversal of long cyclical trends that have favored growth and momentum stock investing at the expense of nonconsensus value investing. We believe this to be especially true as the world benefits from added growth and experiences signs of inflation from firming employment, wage metrics, commodity prices, and, elevated sovereign interest rate volatility. We look forward to deploying a disciplined and flexible investment process, recognizing that the market volatility of recent months may be a harbinger of capital-market behavior for many quarters to come.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo International Equity Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$879.74	$5.40	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Class C
Actual	$1,000.00	$876.52	$8.94	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%
Class R
Actual	$1,000.00	$878.35	$6.58	1.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07	1.39%
Class R6
Actual	$1,000.00	$880.70	$3.98	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Administrator Class
Actual	$1,000.00	$879.60	$5.40	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Institutional Class
Actual	$1,000.00	$880.70	$4.22	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo International Equity Fund	Portfolio of investments—October 31, 2018

Security name	Shares	Value

Common Stocks: 93.61%

Australia: 0.30%
Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels) †	247,557	$1,277,992

Brazil: 3.24%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	1,660,751	13,867,271

Canada: 3.96%
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †«	658,700	6,529,709
Lundin Mining Corporation (Materials, Metals & Mining)	2,526,045	10,380,875

		16,910,584

China: 10.41%
China Everbright Limited (Financials, Capital Markets)	5,244,000	9,268,338
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	1,687,500	15,773,341
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	535,730	10,296,731
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	4,140,200	9,144,188

		44,482,598

France: 3.19%
Orange SA (Communication Services, Diversified Telecommunication Services)	870,537	13,626,714

Germany: 11.48%
Bayer AG (Health Care, Pharmaceuticals)	27,667	2,124,024
Ceconomy AG (Consumer Discretionary, Specialty Retail)	132,413	677,599
Metro AG (Consumer Staples, Food & Staples Retailing)	370,413	5,579,994
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	73,530	15,819,754
Rheinmetall AG (Industrials, Industrial Conglomerates)	84,942	7,363,882
SAP SE (Information Technology, Software)	71,606	7,677,358
Siemens AG (Industrials, Industrial Conglomerates)	85,240	9,820,773

		49,063,384

Hong Kong: 1.59%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	6,890,000	6,817,998

Ireland: 2.79%
Greencore Group plc (Consumer Staples, Food Products)	4,925,296	11,911,114

Israel: 2.80%
Check Point Software Technologies Limited (Information Technology, Software) †	107,657	11,949,927

Italy: 4.67%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	456,097	8,113,695
Prysmian SpA (Industrials, Electrical Equipment)	587,240	11,413,761
UniCredit SpA (Financials, Banks)	33,732	432,345

		19,959,801

Japan: 12.90%
Daiwa Securities Group Incorporated (Financials, Capital Markets)	2,343,800	13,437,357
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	433,000	13,285,293
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	2,383,600	14,466,161
Nomura Holdings Incorporated (Financials, Capital Markets)	2,874,000	13,945,274

		55,134,085

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo International Equity Fund	13

Security name	Shares	Value

Malaysia: 1.92%
CIMB Group Holdings Bhd (Financials, Banks)	6,014,742	$8,221,848

Netherlands: 6.67%
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	241,843	9,017,564
NN Group NV (Financials, Insurance)	241,877	10,410,559
OCI NV (Materials, Chemicals) †«	318,146	9,059,153

		28,487,276

Norway: 2.46%
Den Norske Bank ASA (Financials, Banks)	581,852	10,529,493

Russia: 1.83%
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	977,442	7,829,310

Singapore: 2.19%
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	2,093,700	9,371,505

South Africa: 1.27%
Sasol Limited (Materials, Chemicals)	165,109	5,416,896

South Korea: 3.33%
Hana Financial Group Incorporated (Financials, Banks)	85,143	2,861,636
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	2,549	2,378,217
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	38,292	9,005,532

		14,245,385

Switzerland: 3.79%
Novartis AG (Health Care, Pharmaceuticals)	159,112	13,940,369
Zurich Insurance Group AG (Financials, Insurance)	7,236	2,250,226

		16,190,595

United Kingdom: 12.82%
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,738,495	12,606,228
John Wood Group plc (Energy, Energy Equipment & Services)	1,492,903	13,628,572
Man Group plc (Financials, Capital Markets)	4,242,452	8,429,592
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	222,248	10,423,431
Smiths Group plc (Industrials, Industrial Conglomerates)	495,920	8,858,544
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	437,546	826,715

		54,773,082

Total Common Stocks (Cost $383,202,815)		400,066,858

Exchange-Traded Funds: 4.01%

United States: 4.01%
iShares MSCI ACWI ex US ETF «	390,400	17,134,656

Total Exchange-Traded Funds (Cost $16,970,331)		17,134,656

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Equity Fund	Portfolio of investments—October 31, 2018

Security name	Yield	Shares	Value

Short-Term Investments: 7.25%

Investment Companies: 7.25%
Securities Lending Cash Investments LLC (l)(r)(u)	2.33%	20,988,148	$20,990,246
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07	10,009,651	10,009,651

Total Short-Term Investments (Cost $30,999,882)			30,999,897

Total investments in securities (Cost $431,173,028)	104.87%	448,201,411
Other assets and liabilities, net	(4.87)	(20,827,360)

Total net assets	100.00%	$427,374,051

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
22,989,327 USD	19,640,000 EUR	Goldman Sachs	12-5-2018	$685,773	$0
28,831,041 USD	22,300,000 GBP	Morgan Stanley	12-5-2018	285,436	0

				$971,209	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	2,149,231	296,058,359	277,219,442	20,988,148	$13,554	$0	$502,727	$20,990,246
Wells Fargo Government Money Market Fund Select Class	32,495,353	2,053,623,034	2,076,108,736	10,009,651	0	0	276,077	10,009,651

					$13,554	$0	$778,804	$30,999,897	7.25%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2018	Wells Fargo International Equity Fund	15

Assets
Investments in unaffiliated securities (including $20,697,805 of securities loaned), at value (cost $400,173,146)	$417,201,514
Investments in affiliated securities, at value (cost $30,999,882)	30,999,897
Foreign currency, at value (cost $409,143)	403,688
Receivable for investments sold	3,279,883
Receivable for Fund shares sold	150,301
Receivable for dividends	1,965,826
Receivable for securities lending income	11,786
Unrealized gains on forward foreign currency contracts	971,209
Prepaid expenses and other assets	10,368

Total assets	454,994,472

Liabilities
Payable upon receipt of securities loaned	20,976,387
Payable for investments purchased	4,434,472
Cash collateral due to broker	1,030,000
Payable for Fund shares redeemed	432,888
Management fee payable	255,719
Due to custodian bank	190,000
Administration fees payable	52,047
Distribution fees payable	15,598
Trustees’ fees and expenses payable	558
Accrued expenses and other liabilities	232,752

Total liabilities	27,620,421

Total net assets	$427,374,051

NET ASSETS CONSIST OF
Paid-in capital	$406,585,359
Total distributable earnings	20,788,692

Total net assets	$427,374,051

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$91,206,232
Shares outstanding – Class A1	7,722,578
Net asset value per share – Class A	$11.81
Maximum offering price per share – Class A2	$12.53
Net assets – Class C	$22,962,618
Shares outstanding – Class C1	1,984,842
Net asset value per share – Class C	$11.57
Net assets – Class R	$1,403,795
Shares outstanding – Class R1	117,140
Net asset value per share – Class R	$11.98
Net assets – Class R6	$63,414,074
Shares outstanding – Class R6[1]	5,376,905
Net asset value per share – Class R6	$11.79
Net assets – Administrator Class	$5,152,261
Shares outstanding – Administrator Class[1]	443,472
Net asset value per share – Administrator Class	$11.62
Net assets – Institutional Class	$243,235,071
Shares outstanding – Institutional Class[1]	20,684,582
Net asset value per share – Institutional Class	$11.76

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Equity Fund	Statement of operations—year ended October 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $1,564,566)	$14,842,967
Income from affiliated securities	778,804

Total investment income	15,621,771

Expenses
Management fee	4,218,333
Administration fees
Class A	227,891
Class C	60,615
Class R	3,949
Class R6	20,985
Administrator Class	13,042
Institutional Class	360,866
Shareholder servicing fees
Class A	271,298
Class C	72,160
Class R	4,701
Administrator Class	24,878
Distribution fees
Class C	216,481
Class R	4,701
Custody and accounting fees	152,104
Professional fees	63,483
Registration fees	59,292
Shareholder report expenses	82,154
Trustees’ fees and expenses	22,663
Other fees and expenses	27,977

Total expenses	5,907,573
Less: Fee waivers and/or expense reimbursements	(926,289)

Net expenses	4,981,284

Net investment income	10,640,487

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	9,147,726
Affiliated securities	13,554
Forward foreign currency contracts	1,618,568

Net realized gains on investments	10,779,848

Net change in unrealized gains (losses) on:
Unaffiliated securities	(66,615,076)
Forward foreign currency contracts	812,960

Net change in unrealized gains (losses) on investments	(65,802,116)

Net realized and unrealized gains (losses) on investments	(55,022,268)

Net decrease in net assets resulting from operations	$(44,381,781)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo International Equity Fund	17

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$10,640,487		$9,055,721
Net realized gains on investments		10,779,848		22,026,162
Net change in unrealized gains (losses) on investments		(65,802,116)		60,571,970

Net increase (decrease) in net assets resulting from operations		(44,381,781)		91,653,853

Distributions to shareholders from net investment income and net realized gains
Class A		(3,952,000)		(3,419,346)
Class B		N/A		(8,853)[2]
Class C		(814,322)		(543,400)
Class R		(59,089)		(49,858)
Class R6		(2,906,201)		(681,611)
Administrator Class		(602,675)		(583,495)
Institutional Class		(10,478,098)		(6,175,331)

Total distributions to shareholders		(18,812,385)		(11,461,894)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,152,774	15,432,689	1,631,046	19,984,132
Class C	341,521	4,529,729	398,900	4,843,542
Class R	20,290	272,361	34,029	414,621
Class R6	706,610	9,064,153	5,473,610	65,619,194
Administrator Class	84,981	1,114,286	659,302	7,618,280
Institutional Class	9,238,916	123,655,558	10,000,651	119,901,457

		154,068,776		218,381,226

Reinvestment of distributions
Class A	271,234	3,601,626	289,214	3,207,383
Class B	N/A	N/A	801 [2]	8,812 [2]
Class C	57,378	751,083	43,293	472,331
Class R	889	12,001	1,205	13,541
Class R6	209,719	2,777,828	61,573	681,611
Administrator Class	45,884	600,531	53,401	582,070
Institutional Class	609,296	8,034,503	436,449	4,818,398

		15,777,572		9,784,146

Payment for shares redeemed
Class A	(1,867,405)	(24,377,062)	(4,793,391)	(56,593,909)
Class B	N/A	N/A	(88,742)[2]	(1,021,023)[2]
Class C	(616,504)	(7,877,466)	(782,261)	(9,154,193)
Class R	(50,948)	(658,133)	(69,529)	(831,199)
Class R6	(1,076,925)	(14,183,411)	(59)	(691)
Administrator Class	(1,064,217)	(14,013,356)	(2,647,963)	(29,828,261)
Institutional Class	(6,845,893)	(88,264,185)	(9,276,734)	(112,265,403)

		(149,373,613)		(209,694,679)

Net increase in net assets resulting from capital share transactions		20,472,735		18,470,693

Total increase (decrease) in net assets		(42,721,431)		98,662,652

Net assets
Beginning of period		470,095,482		371,432,830

End of period		$427,374,051		$470,095,482

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $16,241,700. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements

[2]	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.43	$11.07	$11.53	$11.28	$11.98
Net investment income	0.27	0.22	0.22	0.18 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	(1.40)	2.47	(0.54)	0.57	(0.81)

Total from investment operations	(1.13)	2.69	(0.32)	0.75	(0.44)
Distributions to shareholders from
Net investment income	(0.49)	(0.33)	(0.14)	(0.50)	(0.26)
Net asset value, end of period	$11.81	$13.43	$11.07	$11.53	$11.28
Total return[2]	(8.81)%	24.91%	(2.76)%	6.85%	(3.77)%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.47%	1.47%	1.53%	1.53%
Net expenses	1.14%	1.14%	1.12%	1.09%	1.09%
Net investment income	1.97%	1.82%	2.04%	1.50%	3.14%
Supplemental data
Portfolio turnover rate	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$91,206	$109,655	$122,248	$145,654	$97,640

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.13	$10.82	$11.30	$11.06	$11.75
Net investment income	0.15	0.14	0.14	0.08 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	(1.35)	2.40	(0.53)	0.57	(0.79)

Total from investment operations	(1.20)	2.54	(0.39)	0.65	(0.52)
Distributions to shareholders from
Net investment income	(0.36)	(0.23)	(0.09)	(0.41)	(0.17)
Net asset value, end of period	$11.57	$13.13	$10.82	$11.30	$11.06
Total return[2]	(9.47)%	23.91%	(3.43)%	6.03%	(4.49)%
Ratios to average net assets (annualized)
Gross expenses	2.14%	2.22%	2.22%	2.28%	2.28%
Net expenses	1.89%	1.89%	1.87%	1.84%	1.84%
Net investment income	1.22%	1.26%	1.33%	0.72%	2.37%
Supplemental data
Portfolio turnover rate	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$22,963	$28,919	$27,508	$29,080	$16,346

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.58	$11.20	$11.66	$11.40	$11.96
Net investment income	0.23 [1]	0.20 [1]	0.19 [1]	0.15 [1]	0.32 [1]
Net realized and unrealized gains (losses) on investments	(1.41)	2.48	(0.53)	0.57	(0.79)

Total from investment operations	(1.18)	2.68	(0.34)	0.72	(0.47)
Distributions to shareholders from
Net investment income	(0.42)	(0.30)	(0.12)	(0.46)	(0.09)
Net asset value, end of period	$11.98	$13.58	$11.20	$11.66	$11.40
Total return	(9.03)%	24.47%	(2.94)%	6.53%	(4.00)%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.72%	1.72%	1.78%	1.78%
Net expenses	1.39%	1.39%	1.37%	1.34%	1.34%
Net investment income	1.72%	1.66%	1.77%	1.23%	2.71%
Supplemental data
Portfolio turnover rate	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$1,404	$1,996	$2,029	$2,147	$1,576

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2018	2017	2016	2015[1]
Net asset value, beginning of period	$13.44	$11.06	$11.49	$10.89
Net investment income	0.31	0.45 [2]	0.24	0.00 [3]
Net realized and unrealized gains (losses) on investments	(1.40)	2.27	(0.52)	0.60

Total from investment operations	(1.09)	2.72	(0.28)	0.60
Distributions to shareholders from
Net investment income	(0.56)	(0.34)	(0.15)	0.00
Net asset value, end of period	$11.79	$13.44	$11.06	$11.49
Total return[4]	(8.57)%	25.30%	(2.46)%	5.51%
Ratios to average net assets (annualized)
Gross expenses	0.96%	1.03%	1.04%	1.05%
Net expenses	0.84%	0.84%	0.85%	0.88%
Net investment income	2.23%	3.55%	2.31%	0.23%
Supplemental data
Portfolio turnover rate	62%	59%	65%	27%
Net assets, end of period (000s omitted)	$63,414	$74,405	$26	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.20	$10.88	$11.33	$11.09	$11.79
Net investment income	0.20 [1]	0.21 [1]	0.22	0.17 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	(1.31)	2.43	(0.53)	0.57	(0.80)

Total from investment operations	(1.11)	2.64	(0.31)	0.74	(0.43)
Distributions to shareholders from
Net investment income	(0.47)	(0.32)	(0.14)	(0.50)	(0.27)
Net asset value, end of period	$11.62	$13.20	$10.88	$11.33	$11.09
Total return	(8.79)%	24.84%	(2.71)%	6.89%	(3.82)%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.39%	1.38%	1.40%	1.37%
Net expenses	1.14%	1.14%	1.12%	1.09%	1.09%
Net investment income	1.53%	1.79%	1.93%	1.44%	3.21%
Supplemental data
Portfolio turnover rate	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$5,152	$18,174	$36,032	$52,469	$12,962

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.40	$11.05	$11.49	$11.25	$11.96
Net investment income	0.30 [1]	0.28 [1]	0.23	0.19 [1]	0.37 [1]
Net realized and unrealized gains (losses) on investments	(1.39)	2.43	(0.52)	0.58	(0.77)

Total from investment operations	(1.09)	2.71	(0.29)	0.77	(0.40)
Distributions to shareholders from
Net investment income	(0.55)	(0.36)	(0.15)	(0.53)	(0.31)
Net asset value, end of period	$11.76	$13.40	$11.05	$11.49	$11.25
Total return	(8.56)%	25.21%	(2.48)%	7.07%	(3.53)%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.14%	1.14%	1.15%	1.10%
Net expenses	0.89%	0.89%	0.87%	0.84%	0.84%
Net investment income	2.31%	2.28%	2.27%	1.67%	3.18%
Supplemental data
Portfolio turnover rate	62%	59%	65%	27%	32%
Net assets, end of period (000s omitted)	$243,235	$236,946	$182,639	$192,799	$63,766

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo International Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Equity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the

Notes to financial statements	Wells Fargo International Equity Fund	25

trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the

26	Wells Fargo International Equity Fund	Notes to financial statements

time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $437,758,551 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$31,752,576
Gross unrealized losses	(20,338,507)
Net unrealized gains	$11,414,069

As of October 31, 2018, the Fund had capital loss carryforwards which consist of $1,038,637 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo International Equity Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$1,277,992	$0	$0	$1,277,992
Brazil	13,867,271	0	0	13,867,271
Canada	16,910,584	0	0	16,910,584
China	44,482,598	0	0	44,482,598
France	13,626,714	0	0	13,626,714
Germany	49,063,384	0	0	49,063,384
Hong Kong	6,817,998	0	0	6,817,998
Ireland	11,911,114	0	0	11,911,114
Israel	11,949,927	0	0	11,949,927
Italy	19,959,801	0	0	19,959,801
Japan	55,134,085	0	0	55,134,085
Malaysia	8,221,848	0	0	8,221,848
Netherlands	28,487,276	0	0	28,487,276
Norway	10,529,493	0	0	10,529,493
Russia	7,829,310	0	0	7,829,310
Singapore	9,371,505	0	0	9,371,505
South Africa	5,416,896	0	0	5,416,896
South Korea	14,245,385	0	0	14,245,385
Switzerland	16,190,595	0	0	16,190,595
United Kingdom	54,773,082	0	0	54,773,082

Exchange-traded funds
United States	17,134,656	0	0	17,134,656

Short-term investments
Investment companies	10,009,651	20,990,246	0	30,999,897

	427,211,165	20,990,246	0	448,201,411
Forward foreign currency contracts	0	971,209	0	971,209
Total assets	$427,211,165	$21,961,455	$0	$449,172,620

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

28	Wells Fargo International Equity Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.84% for Class R6 shares, 1.14% for Administrator Class shares, and 0.89% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $14,842 from the sale of Class A shares and $272 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $337,901,918 and $291,122,643, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2018, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $4,085,710 and $52,725,367 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Notes to financial statements	Wells Fargo International Equity Fund	29

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$685,773	$0	$(560,000)	$125,773
Morgan Stanley	285,436	0	(285,436)	0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $18,812,385 and $11,461,894 of ordinary income for the years ended October 31, 2018 and October 31, 2017, respectively.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$10,482,251	$11,383,182	$(1,038,637)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

	Net investment income
Class A	$3,419,346
Class B	8,853	*
Class C	543,400
Class R	49,858
Class R6	681,611
Administrator Class	583,495
Institutional Class	6,175,331

*	For the period from November 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

30	Wells Fargo International Equity Fund	Notes to financial statements

9. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo International Equity Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Equity Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

32	Wells Fargo International Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3.83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $12,755,801 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2018, $365,340 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Equity Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34	Wells Fargo International Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo International Equity Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

36	Wells Fargo International Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo International Equity Fund	37

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the MSCI ACWI Index, for the three-, five-, and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class. The Board noted that the net operating expense ratio caps for the Fund’s Institutional Class and Class R6 would be reduced.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in the range of the sum of these average rates for the Fund’s expense Groups for Class A, Administrator Class, Institutional Class and Class R6, but that the Management Rate for Class R was higher than the sum of the average rate for the Class R. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class, including Class R.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the

38	Wells Fargo International Equity Fund	Other information (unaudited)

fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo International Equity Fund	39

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318247 12-18 A240/AR240 10-18

Annual Report

October 31, 2018

Wells Fargo Intrinsic World Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic World Equity Fund for the 12-month period that ended October 31, 2018. The early months of the reporting period were characterized by strong performance for equity and fixed-income markets. The remainder of the reporting period generated economic, business, and investing data that were decidedly more mixed and volatile relative to the prior year.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 7.35% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 declined 8.24%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 12.52%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 2.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 2.09%. The Bloomberg Barclays Municipal Bond Index6 dropped 0.51%, and the ICE BofAML U.S. High Yield Index7 was up 0.86%.

Optimism continued to shape markets as 2017 closed and 2018 opened.

Economic conditions in late 2017 were characterized by synchronized global growth, low inflation, healthy corporate earnings, growing consumer confidence, declining unemployment, and a weaker U.S. dollar that supported international growth. The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) growth on an annualized basis for the fourth quarter of 2017 was 2.9% and inflation remained below U.S. Federal Reserve (Fed) targets.

Economic momentum continued in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China (PBOC) also sought to stimulate economic growth. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic World Equity Fund	3

Volatility reemerged during the early months of 2018.

In February 2018, investor concerns arose about inflation and trade, particularly between the U.S. and China. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

Overseas, investment markets fell, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. The MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions prompted investor concerns.

Global trade tensions escalated during the second quarter of 2018. The U.S. government’s decision to impose tariffs on a wide range of products manufactured overseas drew retaliatory responses from foreign governments, which punished U.S. commodity producers and product manufacturers. Investors were left to wonder about next steps in what appeared to be an escalating divergence in global economic policies and growth prospects.

Inflation trended higher. The CPI-U8 added 0.1% in June after an increase of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained following positive economic data while international stocks and bonds declined.

During the summer months, the U.S. economy strengthened. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. The unemployment rate in the U.S. was 3.7% by the end of September, according to the U.S. Department of Labor. Wages showed more consistent growth, and consumer confidence remained strong. Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.20% for the three-month period that ended September 30, 2018. In contrast, the MSCI ACWI ex USA Index (Net) gained 0.71% while the MSCI EM Index (Net) declined 1.09% during the same three-month period.

In June, the Fed increased the range for the federal funds rate to range from 1.75% to 2.00%. It raised the range again in September to range from 2.00% to 2.25%. Long-term interest rates in the U.S. remained at higher levels relative from the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 3.15% and 3.39%, respectively, on October 31, 2018. Investor concerns about an inverted yield curve waned, only to be replaced by concerns about the potentially negative influence of higher interest rates on economic activity.

October proved to be a difficult month for stock markets globally.

As interest rates and bond yields gained during October, stock markets struggled. For the month, the S&P 500 Index fell 6.84%, the MSCI ACWI ex USA Index (Net) dropped 8.13%, and the MSCI EM Index (Net) lost 8.71%. The Bureau of Economic Analysis released its first estimate of third-quarter GDP, which, at an annualized 3.5% rate, indicated growth may be slowing compared with the second quarter. Readings on consumer sentiment and business spending were mixed.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Economic signals overseas also were mixed as the third quarter ended and the fourth quarter began. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. The ECB and BOJ maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Amit Kumar

Jean-Baptiste Nadal, CFA®

Jen Robertson, CFA®

Average annual total returns (%) as of October 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	(3.77)	4.88	10.08	2.10	6.12	10.73	1.47	1.35
Class C (EWECX)	5-18-2007	0.33	5.32	9.90	1.33	5.32	9.90	2.22	2.10
Administrator Class (EWEIX)	5-18-2007	–	–	–	2.22	6.31	10.96	1.39	1.25
Institutional Class (EWENX)	7-30-2010	–	–	–	2.52	6.57	11.17	1.14	0.95
MSCI World Index (Net)[4]	–	–	–	–	1.16	6.81	10.02	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, geographic risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	7

Growth of $10,000 investment as of October 31, 2018[5]

[1]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through February 28, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash and cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2018.

∎

The Fund’s outperformance was driven primarily by stock selection, especially in the consumer discretionary and health care sectors. Relative sector weightings, which are a by-product of our bottom-up stock selection process, also had a minor net-positive effect.

∎	Stock selection in and an overweight to the worst-performing financials sector detracted from the Fund’s relative return.

Global markets were mixed during the period.

The Fund outperformed its benchmark in a global stock market driven by worldwide economic growth, tightening monetary policies, and normalizing interest rates. Stocks in the U.S. produced strong, positive returns during the period. By contrast, in non-U.S. equity markets, investors were less sanguine as weakening economic growth in Europe, trade and tariff pressures, and reduced earnings growth dampened enthusiasm.

We adhered to the same intrinsic value investment philosophy and process and consistently applied it to investment selection for the Fund. We define intrinsic value as the present discounted value of future cash streams. Our fundamental analysis involves identifying the stocks that we believe are high-quality, value-creating businesses selling at a discount to our estimate of intrinsic or true value and that possess what we believe are identifiable catalysts that could close the valuation gap over our investment time horizon. Over the long term, we seek to add value primarily through stock selection due to our research-intensive, bottom-up investment process.

Ten largest holdings (%) as of October 31, 2018[6]
Advance Auto Parts Incorporated	3.02
Microsoft Corporation	2.96
Merck & Company Incorporated	2.84
Motorola Solutions Incorporated	2.76
Visa Incorporated Class A	2.70
Cigna Corporation	2.59
Alphabet Incorporated Class C	2.57
Capgemini SA	2.56
Comcast Corporation Class A	2.40
Air Liquide SA	2.37

Our long-term investment process typically has resulted in low portfolio turnover as we seek to invest in businesses over a three- to five-year investment horizon. During the reporting period, we sold the Fund’s positions in eight companies across five sectors and added positions in six new companies across three sectors. Positions sold from the Fund during the period included Honda Motor Company, Limited, in the consumer discretionary sector; Heineken N.V., and Kao Corporation in the consumer staples sector; CaixaBank, S.A., The Charles Schwab Corporation, and The Goldman Sachs Group, Incorporated, in the financials sector; Sensata Technologies Holding N.V., in the industrials sector; and Oracle Corporation in the information technology (IT) sector. Positions added to the Fund included Comcast

Corporation and Dollar Tree, Incorporated, in the consumer discretionary sector; American International Group, Incorporated, Aon plc, and Intercontinental Exchange, Incorporated, in the financials sector; and Renesas Electronics Corporation in the IT sector. All buy and sell decisions were driven by company-specific, fundamental analysis rather than top-down, sector allocation decisions.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	9

Sector distribution as of October 31, 2018[7]

Country allocation as of October 31, 2018[7]

Stock selection in a number of sectors largely drove the Fund’s outperformance of the index.

Stock selection in the consumer discretionary and health care sectors contributed to relative performance. In consumer discretionary, Advance Auto Parts, Incorporated—a major North American retailer and distributor of automotive parts to consumers and professional installers—was the top contributor. In the health care sector, pharmaceutical companies Eli Lilly and Company and Merck & Company, Incorporated, were top performers.

Stock selection in and an overweight to the worst-performing financials sector hindered Fund performance.

The Fund’s relative weakness in the financials sector for the period was hurt by one of Europe’s largest financial services organizations, Société Générale S.A., and Affiliated Managers Group, Incorporated, a company that owns stakes in a number of boutique investment management firms.

We remain confident in our investment process.

In our view, the 12-month period that ended October 31, 2018, demonstrated the continued positive impact on our intrinsic value approach of an improving global economy, strong corporate earnings growth, and rising interest rates. The increase in market volatility should be another boost to the team’s approach as valuation dislocations swell and the total return potential surges. Finally, non-U.S. companies possess attractive valuations and may be several years behind their U.S. peers, providing a compelling case for broad global diversification.

The intrinsic value philosophy and process reflect our willingness to buy a high-quality company’s intrinsic value at a substantive discount and where we can identify internally driven catalysts that will close this value gap over a long time horizon. Our primary focus is allowing company management teams to identify the most appropriate uses of this free cash. These uses may include balance sheet restructuring, share repurchases, new products, acquisitions, or marketing. We believe company management teams have superior knowledge of their markets, competitors, and customers, enabling them to identify the most effective uses of free cash.

There are some potential risks in the market, such as tariffs and trade wars morphing from negotiation to actualization, overleverage in China dampening economic growth and causing deflation, new U.S. foreign policymakers, and geopolitical events—including eurozone populism, Iran sanctions, North Korea, the 2018 U.S. midterm elections, economic growth accelerating, and faster-than-expected inflation. We believe the Fund is well positioned to benefit from normalizing interest rates, accelerating global economic growth, corporate cash repatriation, increasing market volatility, and an outperformance in value sectors—energy, materials, and financials—versus the relatively rich growth sector of IT.

Please see footnotes on page 7.

10	Wells Fargo Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2018	Ending account value 10-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$970.48	$6.71	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class C
Actual	$1,000.00	$966.90	$10.41	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66	2.10%
Administrator Class
Actual	$1,000.00	$971.22	$6.19	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.93	$6.34	1.25%
Institutional Class
Actual	$1,000.00	$972.21	$4.72	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2018	Wells Fargo Intrinsic World Equity Fund	11

Security name	Shares	Value

Common Stocks: 99.63%

Belgium: 1.65%
Anheuser-Busch InBev NV ADR (Consumer Staples, Beverages) «	32,800	$2,426,544

France: 6.68%
Air Liquide SA (Materials, Chemicals)	28,700	3,478,256
Capgemini SA (Information Technology, IT Services)	30,700	3,755,415
Societe Generale SA (Financials, Banks)	69,900	2,571,515

		9,805,186

Germany: 2.93%
Bayer AG (Health Care, Pharmaceuticals)	17,800	1,366,525
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	178,700	2,933,855

		4,300,380

Hong Kong: 4.02%
AIA Group Limited (Financials, Insurance)	377,000	2,853,238
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,063,290	3,050,775

		5,904,013

Japan: 7.29%
Nidec Corporation (Industrials, Electrical Equipment)	23,000	2,953,605
ORIX Corporation (Financials, Diversified Financial Services)	167,200	2,728,012
Renesas Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †	361,000	1,913,218
Sony Corporation (Consumer Discretionary, Household Durables)	57,240	3,114,757

		10,709,592

Netherlands: 5.59%
AerCap Holdings NV (Industrials, Trading Companies & Distributors) †	66,900	3,350,352
Airbus SE (Industrials, Aerospace & Defense)	16,600	1,837,143
Unilever NV (Consumer Staples, Personal Products)	56,100	3,017,058

		8,204,553

Switzerland: 7.22%
Nestle SA (Consumer Staples, Food Products)	32,100	2,712,954
Novartis AG ADR (Health Care, Pharmaceuticals)	33,800	2,956,148
Roche Holding AG (Health Care, Pharmaceuticals)	9,600	2,336,256
UBS Group AG (Financials, Capital Markets)	186,300	2,606,332

		10,611,690

United Kingdom: 6.98%
Aon plc (Financials, Insurance)	21,700	3,389,106
Diageo plc (Consumer Staples, Beverages)	42,700	1,478,276
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	97,000	3,093,857
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	1,212,300	2,290,563

		10,251,802

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic World Equity Fund	Portfolio of investments—October 31, 2018

Security name		Shares	Value

United States: 57.27%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		37,600	$2,592,144
Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)		27,800	4,441,328
Affiliated Managers Group Incorporated (Financials, Capital Markets)		17,000	1,932,220
Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †		3,500	3,768,695
American International Group Incorporated (Financials, Insurance)		57,800	2,386,562
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		7,200	1,575,792
BB&T Corporation (Financials, Banks)		58,800	2,890,608
Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)		25,200	2,813,580
Cigna Corporation (Health Care, Health Care Providers & Services)		17,800	3,805,818
CIT Group Incorporated (Financials, Banks)		68,600	3,250,268
Comcast Corporation Class A (Communication Services, Media)		92,400	3,524,136
Dollar Tree Incorporated (Consumer Discretionary, Multiline Retail) †		37,150	3,131,745
Eli Lilly & Company (Health Care, Pharmaceuticals)		26,600	2,884,504
EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		30,000	3,160,200
General Dynamics Corporation (Industrials, Aerospace & Defense)		10,500	1,812,090
Gilead Sciences Incorporated (Health Care, Biotechnology)		32,300	2,202,214
Honeywell International Incorporated (Industrials, Industrial Conglomerates)		20,400	2,954,328
Intercontinental Exchange Incorporated (Financials, Capital Markets)		21,800	1,679,472
Merck & Company Incorporated (Health Care, Pharmaceuticals)		56,600	4,166,326
Microsoft Corporation (Information Technology, Software)		40,700	4,347,167
Mondelez International Incorporated Class A (Consumer Staples, Food Products)		78,400	3,291,232
Motorola Solutions Incorporated (Information Technology, Communications Equipment)		33,100	4,056,736
Resideo Technologies Incorporated (Industrials, Building Products) †		3,400	71,570
Schlumberger Limited (Energy, Energy Equipment & Services)		44,600	2,288,426
The Walt Disney Company (Communication Services, Entertainment)		22,800	2,618,124
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		21,900	2,333,226
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)		52,200	2,980,098
Visa Incorporated Class A (Information Technology, IT Services)		28,800	3,970,080
Vulcan Materials Company (Materials, Construction Materials)		31,300	3,165,682

			84,094,371

Total Common Stocks (Cost $120,570,776)			146,308,131

	Yield
Short-Term Investments: 2.00%

Investment Companies: 2.00%
Securities Lending Cash Investments LLC (l)(r)(u)	2.33%	2,363,341	2,363,577
Wells Fargo Government Money Market Fund Select Class (l)(u)	2.07	564,878	564,878

Total Short-Term Investments (Cost $2,928,455)			2,928,455

Total investments in securities (Cost $123,499,231)	101.63%	149,236,586
Other assets and liabilities, net	(1.63)	(2,389,143)

Total net assets	100.00%	$146,847,443

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2018	Wells Fargo Intrinsic World Equity Fund	13

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	1,478,852	72,580,916	71,696,427	2,363,341	$(23)	$0	$22,600	$2,363,577
Wells Fargo Government Money Market Fund Select Class	763,828	24,360,156	24,559,106	564,878	0	0	10,159	564,878

					($23)	$0	$32,759	$2,928,455	2.00%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic World Equity Fund	Statement of assets and liabilities—October 31, 2018

Assets
Investments in unaffiliated securities (including $2,300,778 of securities loaned), at value (cost $120,570,776)	$146,308,131
Investments in affiliated securities, at value (cost $2,928,455)	2,928,455
Foreign currency, at value (cost $30)	27
Receivable for Fund shares sold	38,338
Receivable for dividends	236,624
Receivable for securities lending income	1,704
Prepaid expenses and other assets	27,368

Total assets	149,540,647

Liabilities
Payable upon receipt of securities loaned	2,363,600
Payable for Fund shares redeemed	98,246
Management fee payable	92,651
Administration fees payable	26,429
Distribution fee payable	3,747
Trustees’ fees and expenses payable	839
Accrued expenses and other liabilities	107,692

Total liabilities	2,693,204

Total net assets	$146,847,443

NET ASSETS CONSIST OF
Paid-in capital	$105,931,588
Total distributable earnings	40,915,855

Total net assets	$146,847,443

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$132,207,025
Shares outstanding – Class A1	6,092,242
Net asset value per share – Class A	$21.70
Maximum offering price per share – Class A2	$23.02
Net assets – Class C	$5,556,330
Shares outstanding – Class C1	267,900
Net asset value per share – Class C	$20.74
Net assets – Administrator Class	$1,627,743
Shares outstanding – Administrator Class[1]	75,374
Net asset value per share – Administrator Class	$21.60
Net assets – Institutional Class	$7,456,345
Shares outstanding – Institutional Class[1]	343,701
Net asset value per share – Institutional Class	$21.69

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2018	Wells Fargo Intrinsic World Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $234,145)	$3,288,027
Income from affiliated securities	32,759

Total investment income	3,320,786

Expenses
Management fee	1,357,021
Administration fees
Class A	300,174
Class C	13,904
Administrator Class	3,802
Institutional Class	9,314
Shareholder servicing fees
Class A	357,350
Class C	16,552
Administrator Class	6,943
Distribution fee
Class C	49,656
Custody and accounting fees	39,869
Professional fees	52,098
Registration fees	81,706
Shareholder report expenses	49,585
Trustees’ fees and expenses	22,999
Other fees and expenses	13,640

Total expenses	2,374,613
Less: Fee waivers and/or expense reimbursements	(201,307)

Net expenses	2,173,306

Net investment income	1,147,480

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	14,917,139
Affiliated securities	(23)

Net realized gains on investments	14,917,116
Net change in unrealized gains (losses) on investments	(12,122,849)

Net realized and unrealized gains (losses) on investments	2,794,267

Net increase in net assets resulting from operations	$3,941,747

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic World Equity Fund	Statement of changes in net assets

	Year ended October 31, 2018		Year ended October 31, 2017[1]

Operations
Net investment income		$1,147,480		$1,323,996
Net realized gains on investments		14,917,116		11,579,814
Net change in unrealized gains (losses) on investments		(12,122,849)		21,512,782

Net increase in net assets resulting from operations		3,941,747		34,416,592

Distributions to shareholders from net investment income and net realized gains
Class A		(11,590,920)		(7,661,028)
Class C		(529,503)		(393,634)
Administrator Class		(407,346)		(232,813)
Institutional Class		(567,484)		(329,265)

Total distributions to shareholders		(13,095,253)		(8,616,740)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	97,619	2,206,319	91,775	1,943,663
Class C	8,983	196,235	11,239	230,175
Administrator Class	27,473	617,360	61,599	1,310,161
Institutional Class	109,895	2,482,208	141,316	2,903,861

		5,502,122		6,387,860

Reinvestment of distributions
Class A	506,636	11,262,955	382,200	7,440,005
Class C	23,586	501,242	19,294	360,925
Administrator Class	17,906	396,209	11,665	225,913
Institutional Class	21,129	469,058	14,333	278,253

		12,629,464		8,305,096

Payment for shares redeemed
Class A	(657,430)	(14,893,411)	(854,675)	(17,932,087)
Class C	(81,421)	(1,774,406)	(100,134)	(2,025,420)
Administrator Class	(175,686)	(3,971,356)	(111,252)	(2,222,251)
Institutional Class	(77,116)	(1,745,497)	(89,219)	(1,831,803)

		(22,384,670)		(24,011,561)

Net decrease in net assets resulting from capital share transactions		(4,253,084)		(9,318,605)

Total increase (decrease) in net assets		(13,406,590)		16,481,247

Net assets
Beginning of period		160,254,033		143,772,786

End of period		$146,847,443		$160,254,033

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirements to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at October 31, 2017 was $747,677. The disaggregated distributions information for the year ended October 31, 2017 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.08	$19.53	$22.82	$22.39	$21.88
Net investment income	0.16	0.19	0.20	0.19	0.17
Net realized and unrealized gains (losses) on investments	0.35	4.54	(0.83)	0.73	0.59

Total from investment operations	0.51	4.73	(0.63)	0.92	0.76
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.20)	(0.12)	(0.25)
Net realized gains	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(1.89)	(1.18)	(2.66)	(0.49)	(0.25)
Net asset value, end of period	$21.70	$23.08	$19.53	$22.82	$22.39
Total return[1]	2.10%	25.44%	(2.54)%	4.23%	3.45%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.46%	1.48%	1.47%
Net expenses	1.35%	1.35%	1.37%	1.40%	1.40%
Net investment income	0.73%	0.88%	1.09%	0.79%	0.70%
Supplemental data
Portfolio turnover rate	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$132,207	$141,831	$127,428	$149,492	$157,061

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.15	$18.77	$21.99	$21.64	$21.19
Net investment income (loss)	(0.00)[1,2]	0.03 [1]	0.05	0.01 [1]	(0.02)
Net realized and unrealized gains (losses) on investments	0.33	4.38	(0.80)	0.71	0.58

Total from investment operations	0.33	4.41	(0.75)	0.72	0.56
Distributions to shareholders from
Net investment income	(0.05)	(0.08)	(0.01)	0.00	(0.11)
Net realized gains	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(1.74)	(1.03)	(2.47)	(0.37)	(0.11)
Net asset value, end of period	$20.74	$22.15	$18.77	$21.99	$21.64
Total return[3]	1.33%	24.54%	(3.26)%	3.41%	2.65%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.22%	2.21%	2.23%	2.22%
Net expenses	2.10%	2.10%	2.12%	2.15%	2.15%
Net investment income (loss)	(0.01)%	0.13%	0.32%	0.05%	(0.06)%
Supplemental data
Portfolio turnover rate	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$5,556	$7,015	$7,252	$8,958	$9,788

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.98	$19.43	$22.76	$22.33	$21.81
Net investment income	0.15 [1]	0.20 [1]	0.24 [1]	0.23 [1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	0.39	4.54	(0.84)	0.75	0.59

Total from investment operations	0.54	4.74	(0.60)	0.98	0.81
Distributions to shareholders from
Net investment income	(0.23)	(0.24)	(0.27)	(0.18)	(0.29)
Net realized gains	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(1.92)	(1.19)	(2.73)	(0.55)	(0.29)
Net asset value, end of period	$21.60	$22.98	$19.43	$22.76	$22.33
Total return	2.22%	25.60%	(2.43)%	4.51%	3.70%
Ratios to average net assets (annualized)
Gross expenses	1.38%	1.38%	1.37%	1.34%	1.29%
Net expenses	1.25%	1.25%	1.22%	1.15%	1.15%
Net investment income	0.65%	0.95%	1.27%	1.01%	0.96%
Supplemental data
Portfolio turnover rate	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$1,628	$4,727	$4,735	$6,239	$7,327

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$23.05	$19.51	$22.83	$22.40	$21.87
Net investment income	0.25 [1]	0.27	0.26	0.28	0.25 [1]
Net realized and unrealized gains (losses) on investments	0.35	4.53	(0.80)	0.75	0.60

Total from investment operations	0.60	4.80	(0.54)	1.03	0.85
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.32)	(0.23)	(0.32)
Net realized gains	(1.69)	(0.95)	(2.46)	(0.37)	0.00

Total distributions to shareholders	(1.96)	(1.26)	(2.78)	(0.60)	(0.32)
Net asset value, end of period	$21.69	$23.05	$19.51	$22.83	$22.40
Total return	2.52%	25.92%	(2.13)%	4.72%	3.90%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.14%	1.13%	1.09%	1.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.10%	1.28%	1.47%	1.23%	1.11%
Supplemental data
Portfolio turnover rate	20%	21%	23%	32%	23%
Net assets, end of period (000s omitted)	$7,456	$6,681	$4,357	$5,058	$3,179

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2018, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities

22	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	23

As of October 31, 2018, the aggregate cost of all investments for federal income tax purposes was $124,285,175 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$34,824,249
Gross unrealized losses	(9,872,838)
Net unrealized gains	$24,951,411

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Belgium	$2,426,544	$0	$0	$2,426,544
France	9,805,186	0	0	9,805,186
Germany	4,300,380	0	0	4,300,380
Hong Kong	5,904,013	0	0	5,904,013
Japan	10,709,592	0	0	10,709,592
Netherlands	8,204,553	0	0	8,204,553
Switzerland	10,611,690	0	0	10,611,690
United Kingdom	10,251,802	0	0	10,251,802
United States	84,094,371	0	0	84,094,371

Short-term investments
Investment companies	564,878	2,363,577	0	2,928,455
Total assets	$146,873,009	$2,363,577	$0	$149,236,586

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At October 31, 2018, the Fund did not have any transfers into/out of Level 3.

24	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase. For the year ended October 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through February 28, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.25% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2018, Funds Distributor received $2,143 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended October 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	25

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2018 were $31,655,266 and $47,595,872, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended October 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	Year ended October 31
	2018	2017
Ordinary income	$1,951,186	$1,716,402
Long-term capital gain	11,144,067	6,900,338

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,598,526	$14,375,986	$24,949,958

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders. The amounts of distributions to shareholders for the year ended October 31, 2017 were as follows:

	Net investment income	Net realized gains
Class A	$1,555,768	$6,105,260
Class C	31,841	361,793
Administrator Class	46,398	186,415
Institutional Class	82,395	246,870

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. SUBSEQUENT DISTRIBUTIONS

On December 10, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 7, 2018. The per share amounts payable on December 11, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.08065	$2.13367
Class C	0.08065	2.13367
Administrator Class	0.08065	2.13367
Institutional Class	0.08065	2.13367

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Intrinsic World Equity Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intrinsic World Equity Fund (the “Fund”), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 21, 2018

28	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 69.90% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $11,144,067 was designated as a 20% rate gain distribution for the fiscal year ended October 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $1,951,186 of income dividends paid during the fiscal year ended October 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2018, $481,709 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr.[3] (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson[3] (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield[4] (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Mr. Harris will replace Ms. Johnson as the Chairman of the Audit Committee effective January 1, 2019.

[4]	Mr. Scofield is expected to retire on December 31, 2018.

32	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Intrinsic World Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intrinsic World Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	33

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the MSCI World Index, for the one-, three, and ten- year periods under review, but lower than its benchmark index for the five-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the period identified above. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Intrinsic World Equity Fund	35

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective on or about March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

318248 12-18 A241/AR241 10-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Audit fees	$254,758	$246,756
Audit-related fees	—	—
Tax fees (1)	37,560	36,790
All other fees	—	—

	$292,318	$283,546

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 21, 2018

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 21, 2018